UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2015

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Dynamic Commodity Strategy
Managed Futures Strategy
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	DYNAMIC COMMODITY STRATEGY

■	MANAGED FUTURES STRATEGY

■	GLOBAL REAL ESTATE SECURITIES

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	60

Financial Statements	88

Financial Highlights	96

Notes to Financial Statements	112

Report of Independent Registered Public Accounting Firm	147

Other Information	148

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. The Investment Adviser then applies a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy. The Fund may seek to establish long and/or short positions in a multitude of Market Exposures. However, from time to time, regulatory constraints or other considerations may prevent the Fund from precisely replicating the returns of the Market Exposures and Trading Strategies. The Fund does not intend to outperform market returns, even during periods of sustained increases in the prices of stocks and bonds.

The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “ART Subsidiary”). The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). The ART Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund is not appropriate for all investors. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return swaps). The Subsidiary also

GOLDMAN SACHS SELECT SATELLITE FUNDS

invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may hold significant amounts of U.S. Treasury or short-term investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Foreign investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”), stocks and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “DAF Subsidiary”). The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The DAF Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Dynamic Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked structured notes. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives may result in leverage, and may make the Fund more volatile. Over-the-counter transactions are subject to less governmental regulation and supervision. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed and other asset-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Managed Futures Strategy Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income,

GOLDMAN SACHS SELECT SATELLITE FUNDS

commodities and currencies, among others, to seek long-term absolute return. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call, and extension risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Managed futures strategies have historically offered the potential for stronger performance in extreme bull and bear markets and weaker performance in range-bound and sharply reversing markets. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuation and adverse economic or political developments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s borrowing and use of derivatives may result in leverage, which can make the Fund more volatile. The Fund is subject to tax risk as a result of its investments in commodity-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in commodity-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders. The tax treatment of commodity-linked derivative instruments may be adversely affected by future legislation or regulatory developments. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Global Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”), within and outside the United States. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities

GOLDMAN SACHS SELECT SATELLITE FUNDS

and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is subject to market risk, which means that the value of the securities in which the Fund invests. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -2.45%, -3.20%, -2.18%, -2.23% and -2.71%, respectively. These returns compare to the -3.64% average annual total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -2.98%. This return compares to the -4.82% cumulative total return of the Index during the same period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated modestly negative returns during the Reporting Period. Event driven hedge funds posted losses for the Reporting Period, with the HFRX Event Driven Index returning -6.94% during the Reporting Period. Among event driven hedge funds, performance was particularly weak among distressed restructuring-focused funds. Relative value hedge funds also posted negative returns during the Reporting Period, with the HFRX Relative Value Arbitrage Index returning -3.10%. Energy infrastructure funds lost most among relative value hedge funds amid steep declines in oil prices during 2015. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, lost ground

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

as well, returning -2.33% during the Reporting Period, with gains in the first half of 2015 being erased by a weak second half of the calendar year. Within equity long/short hedge funds, fundamental value managers performed the worst. Global macro hedge funds were the least weak, though also down, with the HFRX Macro/CTA Index returning -1.96% during the Reporting Period. Among macro hedge funds, commodity managers focused on metals struggled the most.

As the Reporting Period began, hedge funds were broadly down, with the HFRX Global Hedge Fund Index declining 0.29% for the first month of the new year. January 2015 was an eventful start to the year in financial markets, with continued declines in oil prices, depreciation of the euro on the back of the European Central Bank’s announcement of new plans for quantitative easing as well as the election of the Syriza party in Greece. Additionally, the Swiss franc appreciated sharply upon the Swiss National Bank’s decision to abandon the cap against the euro, and the U.S. dollar continued to rally. For the month, only global macro hedge funds posted gains, with trend-following funds faring particularly well driven by strong trends in currencies. In a turnaround, hedge funds were up in February 2015, with the HFRX Global Hedge Fund Index gaining 2.02% for the month. Global equities rallied, as international developed markets posted strong performance, and the S&P 500 Index recovered January 2015’s losses. Yields rose on U.S. Treasuries; high yield credit spreads tightened during the month; and the U.S. dollar posted mixed performance against global currencies. Each of the major sub-strategies gained ground in February 2015, though trend-following funds within the global macro sub-strategy struggled with the reversal of medium-term trends in fixed income and currencies. In March 2015, hedge fund performance moderated, but the HFRX Global Hedge Fund Index still gained 0.33% for the month. Indeed, despite a decline in U.S. equities, three of the

PORTFOLIO RESULTS

four major sub-strategies represented in the HFRX Global Hedge Fund Index were up in March 2015.

Modest performance continued in April 2015, with the HFRX Global Hedge Fund Index up 0.21% for the month. Despite the choppy performance across financial markets in April 2015, three of the four major sub-strategies were up for the month. After 11 consecutive months of gains through March 2015, the global macro sub-strategy struggled in April 2015, with trend-following funds losing ground given reversals in European equities and developed market government bonds. Similarly in May 2015, hedge funds were slightly up, with the HFRX Global Hedge Fund Index gaining 0.26% for the month. Event driven, macro and relative value sub-indices were up in May 2015, while equity long/short hedge funds were slightly down, with performance especially weak among fundamental growth managers. Hedge funds posted losses in June 2015, with the HFRX Global Hedge Fund Index declining 1.24% for the month. All four major sub-strategies were down for the month. The global macro sub-strategy declined most on the back of price reversals in currencies, fixed income and commodities.

Hedge funds were flat overall in July 2015, with the HFRX Global Hedge Fund Index returning -0.03% for the month. Event driven and equity long/short hedge funds lost ground during the month, while global macro funds and relative value funds posted positive performance. Indeed, after challenged performance in the second calendar quarter amid heightened volatility across currency, commodities and fixed income markets, the macro sub-index recovered 2.31% in July 2015 on the back of strong trending behavior across commodities and currencies. August 2015 was a challenging month for hedge funds, with the HFRX Global Hedge Fund Index returning -2.21%, the largest one-month decline in four years. All four major sub-strategies lost ground against a backdrop of heightened volatility across global markets, weakening Chinese economic data, a broad sell-off in equities and further speculation on the timing of a rate hike by the Federal Reserve (the “Fed”). September 2015 was another challenging month for hedge funds, with the HFRX Global Hedge Fund Index returning -2.07%. All four major sub-strategies against lost ground against a backdrop of continued volatility across global financial markets, further declines in global equities and commodities, and the announcement of the Fed’s decision to postpone an interest rate hike. Throughout the quarter, fundamental growth funds within the equity long/short sub-strategy were particularly weak.

Hedge funds posted positive performance overall in October 2015, with the HFRX Global Hedge Fund Index returning 1.46%. Global equities rebounded in October 2015, while government bonds posted mixed performance on the back of weak economic data out of the U.K. and Japan, along with dovish posturing from the European Central Bank. Three of the four major sub-strategies were up for the month, while the global macro sub-strategy lost ground in October 2015, with trend-following managers impacted by reversals in commodities, mixed performance of the U.S. dollar against global currencies, and broad price reversals across asset classes. Hedge funds posted mixed performance in November 2015, with the HFRX Global Hedge Fund Index returning -0.72% during the month. Global equities were mixed across regions in November 2015, while the U.S. dollar rallied, commodities largely sold off, and U.S. yields rose across the curve in anticipation of a potential Fed interest rate hike in December 2015. The relative value and event driven sub-strategies lost ground as credit spreads widened, while the equity long/short sub-strategy was flat overall. The global macro sub-strategy was up for the month with trend-following funds benefiting from strong trends in commodities and currencies. Hedge funds were challenged in December, with the HFRX Global Hedge Fund Index returning -1.33%. Global equities and commodities sold off in December, while the U.S. dollar gave up some strength but still finished the year up against global currencies. All four major hedge fund sub-strategies declined in December 2015, with the relative value sub-index falling the most.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund sub-strategies. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, two of the four Hedge Fund Sub-Strategies employed by the Fund contributed positively to performance on an absolute basis, while one was relatively flat and the other detracted.

The Fund’s Relative Value Hedge Fund Sub-Strategy contributed most positively to the Fund’s performance on an absolute basis, followed by the Event Driven Hedge Fund

PORTFOLIO RESULTS

Sub-Strategy. Within both of these Hedge Fund Sub-Strategies, long exposure to put options on the S&P 500® Index and long positions in high yield credit contributed positively to returns. There were no detractors from returns for either of these Hedge Fund Sub-Strategies.

The Fund’s Macro Hedge Fund Sub-Strategy had a rather neutral impact on the Fund’s returns on an absolute basis. Long exposure to a broad commodities index detracted most from returns, as commodity prices tumbled during the Reporting Period. Conversely, the trend strategy contributed positively to absolute results. Within the trend strategy in which the Fund invests, short positions in the Canadian dollar against the U.S. dollar, in crude oil and in natural gas contributed most positively to absolute results.

The Fund’s Equity Long/Short Hedge Fund Sub-Strategy detracted the most from the Fund’s returns on an absolute basis. The Fund’s long exposure to emerging markets equities and its short position in U.S. growth equities hurt returns the most.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, developed market government bonds, currencies and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund trades exchange-traded securities and over-the-counter total return swaps to gain exposure to U.S. large-cap and small-cap equities. The Fund used total return swaps to get exposure to commodity indices. The Fund had used a total return swap to gain exposure to a basket of single-name stocks to which hedge funds had large investments according to 13F filings with the Securities and Exchange Commission (“SEC”). However, the Fund trades the individual underlying stocks outright. The Fund also used listed put options to gain exposure to U.S. large-cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to North American high yield credit markets. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	During the Reporting Period, we added a Commodity Cross-Market Momentum strategy within the Macro Hedge Fund Sub-Strategy employed by the Fund. The Commodity Cross-Market Momentum strategy seeks to capture trends across commodity markets on a market-neutral basis by taking long and short positions in commodities based on their relative momentum.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 22% to the Macro Hedge Fund Sub-Strategy, 21% to the Relative Value Hedge Fund Sub-Strategy and 10% to the Event Driven Hedge Fund Sub-Strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In July 2015, Matt Hoehn, previously vice president and portfolio manager of the Fund within the QIS Customized Beta Strategies (“CBS”) team, left to pursue a different opportunity within Goldman Sachs Asset Management. Matt shared portfolio management responsibilities for the Fund strategy with Gary Chropuvka, managing director and QIS team member since 1999. Gary is the head of the QIS Customized Beta Strategies team as well as the Alternative Investment Strategies and Tax-Advantaged Core Strategies businesses within QIS. Gary continues to manage the Fund with Alex Chung, vice president, who has been with the QIS team since 2010 and has 11 years of investment experience as of December 31, 2015.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	-2.45%	-3.64%
Class C	-3.20	-3.64
Institutional	-2.18	-3.64
Class IR	-2.23	-3.64
Class R	-2.71	-3.64

July 31, 2015–December 31, 2015
Class R6	-2.98%	-4.82%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-7.78%	0.09%	-0.86%	5/30/08
Class C	-4.16	0.48	-0.86	5/30/08
Institutional	-2.18	1.60	0.27	5/30/08
Class IR	-2.23	1.45	0.13	5/30/08
Class R	-2.71	0.96	-0.37	5/30/08
Class R6	N/A	N/A	-2.98	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end and cumulative total returns for periods less than one year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.75%
Class C	1.95	2.50
Institutional	0.80	1.35
Class IR	0.96	1.50
Class R	1.45	2.00
Class R6	0.78	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	-2.45%	1.24%	-0.12%
Including sales charges	-7.78%	0.09%	-0.86%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	-3.20%	0.48%	-0.86%
Including contingent deferred sales charges	-4.16%	0.48%	-0.86%

Institutional (Commenced May 30, 2008)	-2.18%	1.60%	0.27%

Class IR (Commenced May 30, 2008)	-2.23%	1.45%	0.13%

Class R (Commenced May 30, 2008)	-2.71%	0.96%	-0.37%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-2.98%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities

■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -32.43%, -32.95%, -32.38%, -32.15% and -32.88%, respectively. These returns compare to the -32.86% average annual total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -21.23%. This return compares to the -21.67% cumulative total return of the S&P GSCI® during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the S&P GSCI®, experienced great challenges during the Reporting Period overall, returning -32.86%. By comparison, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 1.38% and 9.3%, respectively.[1]

In our opinion, weaknesses in the commodities markets during the Reporting Period can be attributed to several macro factors. The U.S. dollar continued to strengthen, fueled by improving economic indicators in the U.S. and the anticipation of central bank policy divergence with the U.S. Federal Reserve (the “Fed”) beginning to raise its target interest rate in December 2015. Outside the U.S., the trend of monetary policy easing intensified with the European Central Bank and the Bank of Japan continuing their respective programs of quantitative easing. Further, Chinese economic data continued to disappoint, with its government attempting to smoothly transition into a slower growth economy.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The energy component of the S&P GSCI® was weakest, returning -41.5% during the Reporting Period. The persisting global oversupply in crude oil weakened prices. Global production remained elevated, and the latest OPEC (“Organization of the Petroleum Exporting Countries”) meeting in December 2015 yielded no cuts to production. Additionally, shale production cuts in the U.S. underwhelmed the market (i.e. fell short of broad consensus hopes). Natural gas prices also fell, as strong production and an unusually warm start to the 2015-16 winter kept inventories at seasonally high levels.

The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned -24.5% for the Reporting Period overall. Prices declined broadly, as the Chinese economy, the largest consumer of industrial metals, continued to show signs of deceleration. Additionally, the strengthening U.S. dollar weighed on prices of dollar-denominated commodities.

Agriculture was also down, with the S&P GSCI® Agriculture Index declining 16.9% for the Reporting Period. Grains continued to weaken as the 2015 U.S. harvest progressed at healthy levels and weak export data against a backdrop of an already well-supplied market increased the expected carryover in supply to next year. Additionally, favorable changes in the weather in South America and potential increases in Argentinean exports further bolstered forecasted inventories.

The precious metals subsector of the S&P GSCI® retuned -11.1% during the Reporting Period. Precious metals prices

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value on of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

PORTFOLIO RESULTS

weakened ahead of the first interest rate hike by the Fed in nearly a decade. Increasing interest rates tend to make non-yielding assets like gold less attractive to investors.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	None of the commodity subsectors posted a positive return during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund generated returns that performed in line with the S&P GSCI® during the Reporting Period. The Fund extensively employed deferred positioning along the futures curves across the commodities markets in 2015, attempting to exploit more persistent contango found at the front of the futures curves, where the S&P GSCI® sits, in a broadly negative Reporting Period for commodities. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs. In other words, the nearby contract is trading at a lower price than the futures contract, such that one is rolling each month at a higher price.) In short, our enhanced roll-timing strategies via exposure to commodity index-linked swaps contributed positively to returns during the Reporting Period. Our enhanced cash management strategy also added value during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies contributed positively to the Fund’s performance via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the S&P GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

The Fund’s deferred positioning across the commodities curves contributed positively to relative results in 2015. Returns were driven primarily by deferred crude oil, both West Texas Intermediate (“WTI”) and Brent, exposure and natural gas exposure. Persistently oversupplied crude oil markets, coupled with elevated production, helped pressure WTI crude oil inventories in the U.S. and Brent crude oil inventories globally. Natural gas inventories also maintained seasonally elevated levels, driven by strong production as well as by a very mild start, in terms of weather, to the 2015-16 winter. Elevated inventories, in turn, pressured the front end of the futures curve as storage became more costly.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure

PORTFOLIO RESULTS

to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The use of these instruments is integral to the Fund’s investment strategy, which realized negative absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®. In the beginning of the Reporting Period, the Fund held six months forward exposure to the S&P GSCI®. In May 2015, the Fund shifted to a 25%/75% blend of three months forward and six months forward exposure in the futures curve across all commodities held in the S&P GSCI® via customized swaps on the S&P GSCI®. In October 2015, the Fund shifted to the front month exposure aligned with the S&P GSCI®. In December 2015, the Fund shifted to 25% six months forward exposure to the S&P GSCI®.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s positioning was deferred 25% six months forward across the stack of commodities curves. As described earlier, the Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary and held no deferred commodity exposure at the end of the Reporting Period. (The Subsidiary has the same objective as the Fund, but unlike the Fund, it may invest, without limitation, in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we held a bearish view toward many commodity markets, such as crude oil, natural gas, grains, gold and base metals. Crude oil markets remain in surplus, and we expect a new, higher volatility regime to replace the earlier, lower volatility in prices. Shale oil is the new balancing power, in our view, and we expect oil prices to eventually stabilize around a price that reflects shale oil’s marginal cost of production. We believe that natural gas prices may also continue to decline, as inventories remain seasonally high given an unusually warm winter through the end of 2015. Gold may underperform the S&P GSCI® as we expect the Fed to continue raising target interest rates. In our opinion, base metals may be further pressured by the continued slowdown in Chinese economic growth and industrial demand. We also believe that grain prices may weaken looking ahead to the South American harvest, as favorable changes to the weather, coupled with an expected increase in exports from Argentina, may bolster market supply. Irrespective of directionality, however, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. Historically, volatility moves prices away from fundamentals and affords opportunities to the active investor.

FUND BASICS

Commodity Strategy Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class A	-32.43%	-32.86%
Class C	-32.95	-32.86
Institutional	-32.38	-32.86
Class IR	-32.15	-32.86
Class R	-32.88	-32.86

July 31, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class R6	-21.23%	-21.67%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-35.41%	-15.62%	-11.53%	3/30/07
Class C	-33.20	-15.46	-11.72	3/30/07
Institutional	-32.38	-14.62	-10.80	3/30/07
Class IR	-32.15	-14.63	-13.41	11/30/07
Class R	-32.88	-15.11	-13.89	11/30/07
Class R6	N/A	N/A	-21.23	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods less than one year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.11%
Class C	1.72	1.87
Institutional	0.63	0.78
Class IR	0.71	0.87
Class R	1.22	1.37
Class R6	0.61	0.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. Consequently, the graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (“S&P GSCI Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-32.43%	-14.85%	-11.06%
Including sales charges	-35.41%	-15.62%	-11.53%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-32.95%	-15.46%	-11.72%
Including contingent deferred sales charges	-33.20%	-15.46%	-11.72%

Institutional (Commenced March 30, 2007)	-32.38%	-14.62%	-10.80%

Class IR (Commenced November 30, 2007)	-32.15%	-14.63%	-13.41%

Class R (Commenced November 30, 2007)	-32.88%	-15.11%	-13.89%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-21.23%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the 12 month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -7.17%, -7.82%, -6.84%, -6.90% and -7.35%, respectively. These returns compare to the 0.18% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”). The Dynamic Allocation Fund Composite Index, comprised 60% of the MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) (“MSCI ACWI IMI”) and 40% of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Bond Index”), returned -0.71% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted average annual total returns of -2.19% and 1.02%, respectively, during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -5.48%. This return compares to the 0.08% cumulative total return of the LIBOR One-Month Index during the same period. The Dynamic Allocation Fund Composite Index returned -3.17% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted cumulative total returns of -5.70% and 0.42%, respectively, during the same period.

The Fund’s overall annualized volatility was 7.42% during the Reporting Period. To compare, the overall annualized volatility of the S&P 500® Index during the same time period was 15.43%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to and within the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund realized negative returns during the Reporting Period. Allocations to U.S. equities and emerging market equities detracted most from performance, as these asset classes performed weakly during the Reporting Period. These detractors were partially offset by allocations to Japanese equities and Australian equities, which contributed most positively to the Fund’s performance.

PORTFOLIO RESULTS

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

Shifts in central bank policy, global economic growth concerns centering around China, and the sell-off in commodities were key themes affecting the markets throughout 2015. In January 2015, the MSI was elevated but still below our de-risking level. Heightened volatility in core asset classes and developed international market currencies contributed to the elevated MSI level as a result of the dramatic appreciation of the Swiss franc. Throughout February and March 2015, the MSI stabilized amid mixed global equity market performance. By late June 2015, the MSI detected heightened levels of overall market distress, in part on the heels of the ongoing uncertainty surrounding Greece and whether or not it would remain in the euro. This led us to de-risk the Fund in July 2015. The Fund continued gradually decreasing its risk exposure until September 2015. After spiking in August 2015, the MSI steadily retreated through the fourth calendar quarter until mid-December 2015, when declines in high yield credit, driven by concerns about liquidity and persistent declines in oil prices, reverberated across global markets. The Fund ended the Reporting Period slightly below its full-risk target.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and total return swaps to achieve exposure to equities (both in U.S. and non-U.S. companies), and the Fund used futures, interest rate swaps and credit default swaps to achieve exposure to fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used futures, total return swaps and commodity index-linked structured notes to gain exposure to commodities. The use of these instruments is integral to the Fund’s investment strategy, which realized negative absolute returns during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the Reporting Period, the Fund adjusted its exposure to asset classes as market conditions shifted. Indeed, during the first months of the Reporting Period, the Fund increased and then, going into the summer of 2015, tapered its overall exposure, finishing the Reporting Period with larger overall exposures than at the beginning of the Reporting Period. Most notably, from the start to the end of the Reporting Period, the Fund increased its allocations to fixed income and credit, while it decreased its allocations to U.S. and non-U.S. equities along with commodities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Edward J. Tostanoski III was named a portfolio manager of the Fund during the Reporting Period. Edward joined the QIS Macro Alpha team in 2007 and is a senior portfolio manager on the team. Steve Jeneste is no longer a portfolio manager of the Fund, moving internally within the firm to the Customized Beta Strategies team. Also, Osman Ali is no longer a portfolio manager of the Fund, now more exclusively focused on QIS equity strategies, across both alpha and advanced beta platforms.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	At the end of December 2015, amid year-end market turbulence, the Fund decreased its exposure to credit, U.S. and non-U.S. equities and fixed income. That said, the Fund held the majority of its exposure in global equities and fixed income as of December 31, 2015. The Fund also maintained exposure to credit and Treasury inflation protected securities (“TIPS”) and minimal exposure to commodities at the end of the Reporting Period.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

FUND BASICS

Dynamic Allocation Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015– December 31, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]	Dynamic Allocation Fund Composite Index[3]	MSCI All Country World Index Investable Market Index[4]	Barclays Global Aggregate Bond Index[5]
Class A	-7.17%	0.18%	-0.71%	-2.19%	1.02%
Class C	-7.82	0.18	-0.71	-2.19	1.02
Institutional	-6.84	0.18	-0.71	-2.19	1.02
Class IR	-6.90	0.18	-0.71	-2.19	1.02
Class R	-7.35	0.18	-0.71	-2.19	1.02

July 31, 2015–December 31, 2015
Class R6	-5.48%	0.08%	-3.17%	-5.70%	0.42%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Barclays Bond Index.

[4]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI IMI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The Barclays Global Aggregate Bond Index (“Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of the Barclays Bond Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Barclays Bond Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Barclays Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-12.27%	-0.03%	1.15%	1/5/10
Class C	-8.75	0.34	1.36	1/5/10
Institutional	-6.84	1.49	2.52	1/5/10
Class IR	-6.90	1.35	2.37	1/5/10
Class R	-7.35	0.84	1.86	1/5/10
Class R6	N/A	N/A	-5.48	7/31/15

[6]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end and cumulative total returns for periods less than one year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.50%
Class C	2.00	2.25
Institutional	0.84	1.10
Class IR	1.00	1.25
Class R	1.52	1.70
Class R6	0.82	1.08

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS[8]

[8]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), Barclays Global Aggregate Bond Index (USD, Hedged) (“Barclays Bond Index”), and the MSCI All Country World Index Investable Market (Net, USD, Unhedged) (“MSCI ACWI IMI”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Allocation Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	-7.17%	1.10%	2.11%
Including sales charges	-12.27%	-0.03%	1.15%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	-7.82%	0.34%	1.36%
Including contingent deferred sales charges	-8.75%	0.34%	1.36%

Institutional (Commenced January 5, 2010)	-6.84%	1.49%	2.52%

Class IR (Commenced January 5, 2010)	-6.90%	1.35%	2.37%

Class R (Commenced January 5, 2010)	-7.35%	0.84%	1.86%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-5.48%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Dynamic Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -23.54%, -24.17%, -23.35%, -23.38% and -23.72%, respectively. These returns compare to the -24.66% average annual total return of the Fund’s benchmark, the Bloomberg Commodity Index® Total Return (the “Commodity Index”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the Commodity Index, experienced great challenges during the Reporting Period overall, returning nearly -24.7%. By comparison, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 1.38% and 9.3%, respectively.[1]

Weakness in the commodities markets during the Reporting Period can be attributed to several macro factors. The U.S. dollar continued to strengthen, fueled by improving economic indicators in the U.S. and the anticipation of central bank policy divergence with the U.S. Federal Reserve (the “Fed”) beginning to raise its target interest rate in December 2015. Outside the U.S., the trend of monetary policy easing intensified with the European Central Bank and the Bank of Japan continuing their respective programs of quantitative easing. Further, Chinese economic data continued to disappoint, with its government attempting to smoothly transition into a slower growth economy.

The energy subsector of the Commodity Index was weakest, returning -38.9% during the Reporting Period. The persisting global oversupply in crude oil weakened prices. Global production remained elevated, and the latest OPEC (“Organization of the Petroleum Exporting Countries”) meeting in December 2015 yielded no cuts to production. Additionally, shale production cuts in the U.S. underwhelmed the market (i.e. fell short of broad consensus hopes). Natural gas prices also fell, as strong production and an unusually warm start to the 2015-16 winter kept inventories at seasonally high levels.

The industrial metals component of the Commodity Index returned -26.9% for the Reporting Period overall. Prices declined broadly, as the Chinese economy, the largest consumer of industrial metals, continued to show signs of deceleration. Additionally, the strengthening U.S. dollar weighed on prices of dollar-denominated commodities.

Agriculture was also down within the Commodity Index, returning -15.6% for the Reporting Period. Grains continued to weaken as the 2015 U.S. harvest progressed at healthy levels and weak export data against a backdrop of an already well-supplied market increased the expected carryover in supply to next year. Additionally, favorable changes in the weather in South America and potential increases in Argentinean exports further bolstered forecasted inventories.

The precious metals subsector of the Commodity Index returned -11.5% during the Reporting Period. Precious metals prices weakened ahead of the first interest rate hike by the Fed in nearly a decade. Increasing interest rates tend to make non-yielding assets like gold less attractive to investors.

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is a long-only, actively managed fund that seeks to generate alpha, or added value, principally through overweight and underweight positioning in individual commodities relative to the Commodity Index. In addition, the Fund’s portfolio may be positioned on commodity curves at different nodes, or segments, from the Commodity Index, and it may include allocations to out-of-benchmark commodities, all with the intention of capturing active returns in excess of the Commodity Index. As such, we believe this strategy provides an efficient way to gain broad commodity exposure in a long-only, unlevered and actively managed portfolio by combining beta, or market, exposure with our ability to implement views on individual commodities and sectors.

During the Reporting Period, absolute returns disappointed, but the Fund generated returns that outperformed the Commodity Index. The Fund’s outperformance was largely driven by its underweight positioning in grains, particularly in corn and wheat, as the U.S. harvest in 2015 progressed at a healthy pace and expected inventories were substantial.

Q	Which positions contributed most positively to the Fund’s performance during the Reporting Period?

A	As indicated, within agriculture, the Fund’s underweighted position relative to the Commodity Index in grains contributed most positively to relative returns, as the healthy progress of the 2015 harvest weighed on prices. Similarly, within energy, the Fund’s underweighted exposure compared to the Commodity Index to crude oil contributed positively to returns, as the persistent oversupply in global crude oil markets drove prices lower.

Also, the Fund invests a portion of its cash collateral in the Goldman Sachs Financial Square Government Fund[2] — a high quality money market portfolio that comprises U.S. government and U.S. Treasury securities, including bills, bonds, notes and repurchase agreements.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Within metals, the Fund’s out-of-benchmark exposure to platinum and palladium detracted most from returns, as a slowdown in Chinese auto demand, for which the metals are used in the production of catalytic converters, weighed on prices. Additionally, the market remained well supplied, despite concerns about production in Russia and South Africa, where a miner strike in 2014 had halted production.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in commodity- linked derivative instruments, including total return swaps. The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The use of these instruments is integral to the Fund’s investment strategy, which realized negative absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	During the Reporting Period, relative to the Commodity Index, we decreased the Fund’s exposure to commodities overall, increasing underweights within energy and metals in particular. We correspondingly increased the Fund’s position in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Commodity Index in crude oil, natural gas and grains. In the metals subsectors, the Fund held exposure to platinum and palladium versus underweights in gold and industrial metals at the end of the Reporting Period.

[2]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

PORTFOLIO RESULTS

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we held a bearish view toward many commodity markets, such as crude oil, natural gas, grains, gold and base metals. Crude oil markets remain in surplus, and we expect a new, higher volatility regime to replace the earlier, lower volatility in prices. Shale oil is the new balancing power, in our view, and we expect oil prices to eventually stabilize around a price that reflects shale oil’s marginal cost of production. In our opinion, natural gas prices may also continue to decline as inventories remain seasonally high given an unusually warm winter through the end of 2015. In addition, it is our view that gold may underperform the Commodity Index as we expect the Fed to continue raising target interest rates. Base metals, in our opinion, may be further pressured by the continued slowdown in Chinese economic growth and industrial demand. We believe grain prices may weaken looking ahead to the South American harvest, as favorable changes to the weather, coupled with an expected increase in exports from Argentina, may bolster market supply. Irrespective of directionality, however, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. Historically, volatility moves prices away from fundamentals and affords opportunities to the active investor.

FUND BASICS

Dynamic Commodity Strategy Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	Bloomberg Commodity Index[2]
Class A	-23.54%	-24.66%
Class C	-24.17	-24.66
Institutional	-23.35	-24.66
Class IR	-23.38	-24.66
Class R	-23.72	-24.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Commodity Index Total Return (the “Index”) is designed to be a highly liquid and diversified benchmark for the commodity futures market. It is rules based and composed of futures contracts on physical commodities. The index is unhedged and expressed in USD. The Index is reweighted and rebalanced each year in January on a price-percentage basis. Rebalancing and reweighting means that, in general, the index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed. To the extent that commodity markets exhibit mean-reverting characteristics over time, this approach may help enhance performance.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Since Inception	Inception Date
Class A	-26.97%	-28.22%	4/30/14
Class C	-24.93	-26.81	4/30/14
Institutional	-23.35	-26.01	4/30/14
Class IR	-23.38	-26.08	4/30/14
Class R	-23.72	-26.45	4/30/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	2.46%
Class C	2.02	3.22
Institutional	0.91	2.12
Class IR	1.01	2.22
Class R	1.51	2.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. Consequently, the graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on April 30, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Commodity Index Total Return is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Commodity Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2014 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Since Inception
Class A (Commenced April 30, 2014)
Excluding sales charges	-23.54%	-26.23%
Including sales charges	-26.97%	-28.22%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	-24.17%	-26.81%
Including contingent deferred sales charges	-24.93%	-26.81%

Institutional (Commenced April 30, 2014)	-23.35%	-26.01%

Class IR (Commenced April 30, 2014)	-23.38%	-26.08%

Class R (Commenced April 30, 2014)	-23.72%	-26.45%

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 9.69%, 8.93%, 10.24%, 10.08% and 9.47%, respectively. These returns compare to the 0.18% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One- Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One- Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus we believe that comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 7.62% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 15.43%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Positive Fund performance for the Reporting Period overall can be attributed primarily to January and July 2015, only partially offset by negative performance mostly concentrated in April and November 2015.

During the Reporting Period, the primary positive contributors to Fund performance were positions in event-driven strategies, short positions in emerging market currencies and short positions in commodities. Within event-driven strategies, the primary positive contributors to returns were Fund positions in U.S. equities, Australian fixed income and U.S. fixed income. The Fund’s position in U.K. fixed income modestly detracted from returns. Emerging market currencies saw many volatile movements during the Reporting Period, with most of the emerging market currencies depreciating throughout 2015 and most evidently during the fourth calendar quarter. Within the Fund’s emerging market currencies exposure, the Fund’s short positions in the Malaysian ringgit, Colombian peso, South African rand and Brazilian real contributed most positively to returns during the Reporting Period. The only emerging market currency position that detracted from Fund performance during the Reporting Period was a long position in the Indian rupee. Commodity prices tumbled during the Reporting Period, with crude oil prices ending 2015 approximately 33% lower. Within the Fund’s overall short commodity exposure, all individual positions contributed positively to returns during the Reporting Period. In particular, the Fund’s short positions in industrial metals, petroleum and livestock contributed the most toward positive returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in futures and currency forwards to achieve

PORTFOLIO RESULTS

exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes as a means of expressing momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	In early 2015, the Fund was net long a broad basket of international developed market equities as well as U.S. equities. The Fund also had a smaller positive exposure to emerging market equities. The Fund was generally net short both international developed market currencies and emerging market currencies. The Fund was net long in its exposures to fixed income, primarily through net long positions in short-term U.K. and U.S. fixed income. The Fund began the Reporting Period with short exposure to commodities.

By mid-2015, the Fund remained net long a broad basket of international developed market equities and also remained net long in U.S. equity markets. Due to weakening momentum in emerging markets and repercussions of a poorly performing Chinese equity market, the Fund reversed its long positions in emerging market equities and instead held short positions in emerging market currencies. While still maintaining net long positions in short-term fixed income, the Fund changed course and held net short exposure to long-term fixed income from May to July 2015. The Fund continued to hold a net short position in developed and emerging market currencies. The Fund also maintained its net short exposure to commodities through mid-2015 with the exception of May when the Fund had a modest net long position in commodities.

Through late 2015, the Fund reduced its net long exposure to international developed equities, including U.S. equities. The Fund also slightly increased its short exposure to emerging market equities due to the observance of strong downward trends in emerging markets. Starting in August 2015, the Fund maintained net long exposure to short-, medium- and long-term fixed income. The Fund remained net short in international developed currencies and emerging market currencies. Within commodities, the Fund continued to hold a net short position in a broad basket of commodities, with its largest net short positions toward the end of the Reporting Period in grains and precious metals.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 30, 2015, Alex Wang, CFA, became the lead portfolio manager of the Fund. Alex had been working on the macro trading strategies within the Quantitative Investment Strategies (“QIS”) team since he joined the firm in 2010. In addition, he developed and traded tactical models for all major global macro asset classes. Alex also served as a co-portfolio manager for a number of other funds and separate accounts trading global macro strategies. Effective July 2015, Alex Wang left the firm. Alex’s portfolio management responsibilities were assumed by James Park, managing director and senior portfolio manager on the QIS Macro Alpha Strategies team.

Alex had shared portfolio management responsibilities for the Fund with Bill Fallon and James Park. Bill is a managing director and Chief Investment Officer of the QIS Macro Alpha Strategies team. He has been a QIS team member since 2004 and has 11 years of investment experience. All of Alex’s direct investment responsibilities within the QIS Macro Alpha Strategies team were performed within a team leadership structure. Therefore, there were no interruptions in day-to-day investment decision-making in any portfolio. His primary research and portfolio responsibilities were absorbed by James Park.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into the start of 2016, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

We continue to believe that the Fund’s trend-following strategy is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]
Class A	9.69%	0.18%
Class C	8.93	0.18
Institutional	10.24	0.18
Class IR	10.08	0.18
Class R	9.47	0.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD One-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Since Inception	Inception Date
Class A	3.68%	0.32%	2/29/12
Class C	7.90	1.02	2/29/12
Institutional	10.24	2.21	2/29/12
Class IR	10.08	2.06	2/29/12
Class R	9.47	1.53	2/29/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.72%	2.07%
Class C	2.47	2.80
Institutional	1.32	1.65
Class IR	1.47	1.80
Class R	1.97	2.31

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund, if any, are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Three Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	9.69%	0.50%	1.80%
Including sales charges	3.68%	-1.36%	0.32%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	8.93%	-0.27%	1.02%
Including contingent deferred sales charges	7.90%	-0.27%	1.02%

Institutional (Commenced February 29, 2012)	10.24%	0.92%	2.21%

Class IR (Commenced February 29, 2012)	10.08%	0.77%	2.06%

Class R (Commenced February 29, 2012)	9.47%	0.23%	1.53%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Buy high quality companies.

We seek to purchase those companies that combine attractive exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

The Goldman Sachs Global Real Estate Securities Fund (the “Fund’) launched on August 31, 2015. Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Fund’s performance and positioning for the period from inception on August 31, 2015 through December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 5.71%, 5.41%, 5.81%, 5.78%, 5.65% and 5.82%, respectively. These returns compare to the 5.69% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) (the “FTSE Index”) during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, gained 5.69%. The U.S. Federal Reserve’s (the “Fed”) decision to raise interest rates in December 2015 had a muted effect on the global real estate market, as many international central banks maintained a loose, or accommodative, monetary policy. The U.S. and Australia were the top performing markets within the FTSE Index, while Canada and the U.K. underperformed most. The U.S. economy’s steady recovery and the real estate investment trust (“REIT”) industry’s encouraging fundamental backdrop acted as tailwinds during the Reporting Period for the U.S. real estate market. The Australian market benefited from gradual improvements to its economy, particularly stronger growth in employment and positive consumer sentiment data. Currency weakness and a challenging economic backdrop adversely impacted real estate valuations in Canada. The U.K. central bank had signaled concern about the U.K. real estate market, specifically commercial real estate and the “buy-to-rent” residential market, and thus the U.K. REIT market struggled.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generally outperformed the FTSE Index during the Reporting Period. Stock selection in Australia, the U.S. and the U.K. contributed most positively to the Fund’s relative results. Having exposure to China, which is not a component of the FTSE Index and which outperformed the FTSE Index, and having an underweighted allocation to Hong Kong, which significantly lagged the FTSE Index during the Reporting Period, also helped. Partially offsetting these positive contributors was stock selection in Singapore and Japan, which detracted. There were no significant detractors from an allocation perspective during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Data center provider CyrusOne was the top positive contributor to the Fund’s performance. Its shares gained, as investors appeared constructive on CyrusOne’s significant growth potential and differentiated business model as well as on its progress integrating its recent acquisition, Cervalis Holdings. We believe CyrusOne is well positioned to serve the data storage needs of enterprise customers, and, as a result, we expect the company to benefit from demand growth. Additionally, we view the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies as meaningful competitive advantages. We also remained encouraged at the end of the Reporting Period by the company’s opportunity to increasingly provide its services to small and mid-size customers. Overall, we believe the stock continued to present at the end of the Reporting Period a compelling risk/reward opportunity given what we consider to be its attractive valuation and prospects for future growth.

PORTFOLIO RESULTS

Mirvac Group, an Australian-based REIT that invests and manages office, retail, industrial and residential assets, was also a top contributor to the Fund’s relative returns. We added to the Fund’s existing position at what we considered to be an attractive valuation after its shares underperformed due to concerns about a slowing residential market in New South Wales, where Mirvac Group has the majority of its residential exposure. The company recovered strongly in the fourth quarter of 2015, as investors reacted positively to news that its board would secure and deliver solid earnings per share growth. At the end of the Reporting Period, we remained positive on Mirvac Group’s strong balance sheet, large commercial leasing portfolio and quality management team.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	RLJ Lodging Trust, a select-service hotel owner, was the top detractor from the Fund’s results during the Reporting Period. In a difficult industry environment, investors were increasingly cautious on both demand trends in Houston and new supply in New York City, two of the company’s larger markets. Despite short-term weakness, we remained optimistic on RLJ Lodging Trust’s focus on select-service hotels, as these assets historically tend to have significantly higher margins and free cash flow yields compared to their full-service peers. Furthermore, the company’s management team, which we view as one of the best in the industry, is repositioning the company’s portfolio toward high quality urban markets, where competition for land keeps supply more muted. Overall, we remained constructive at the end of the Reporting Period on RLJ Lodging Trust’s internal and external growth opportunities, and we viewed its shares as attractively valued relative to its peers.

City Developments, a diversified landlord and real estate developer in Singapore, was also a top detractor from the Fund’s performance during the Reporting Period. Shares of the company declined following news of slowing domestic home sales and on concerns about flattening and possibly contracting real estate values in Singapore. In addition, market participants were disappointed by the newly elected government’s decision to not loosen real estate policies that were imposed in prior years. While we maintained a cautious view on Singapore at the end of the Reporting Period, we maintained high conviction in City Developments given what we see as its pricing power and potential to benefit from improving demand. Furthermore, we viewed the company as well managed and its stock as undervalued relative to peers.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Given the Fund’s launch date on August 31, 2015, it was not a matter of making purchases and sales but of building the Fund’s portfolio during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, given the Fund’s launch date on August 31, 2015, there were not many significant changes in market exposures during the Reporting Period. However, the Fund’s exposure to the U.S. and the U.K. did increase relative to the FTSE Index from the start to the end of the Reporting Period, and its position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was modestly overweighted relative to the FTSE Index in the U.S. and Continental Europe real estate markets and was rather neutrally weighted compared to the FTSE Index in the other constituent countries of the FTSE Index at the end of December 2015 and also had exposure to China, which is not a component of the FTSE Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that global REITs can continue to generate positive returns during 2016 given reasonable demand in most subsectors and the industry’s overall favorable supply picture.

In the U.S., while new supply is growing due to the attractive spread, or differential, between development yields and cap rates, it is still below demand, and we believe this may lead

PORTFOLIO RESULTS

to further increases in occupancy levels and rental rates as well as to higher re-leasing spreads on expiring leases. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.) In our view, this encouraging fundamental backdrop coupled with both an accommodative financing environment and a robust transaction market may support additional gains by the REIT asset class. Furthermore, we believed at the end of the Reporting Period that a number of U.S. REITs were trading significantly below their private market values, presenting management teams with a variety of strategic options to increase shareholder value. More specifically, REITs trading at discounts to their net asset values may be considered as possible acquisition candidates. In addition, certain REITs may decide to sell select assets at premium valuations in the private market and use the proceeds to repurchase company stock or recycle capital into accretive development projects.

Separately, while we do expect interest rates to gradually move higher in the U.S., they remain low by historical standards, and we believe that investors may well continue to appreciate the yield and growth attributes of the REIT asset class. Unlike fixed income, the majority of REITs operate dynamic businesses that can still potentially create value and growth even with rising interest rates.

Outside of the U.S., policy makers and central bankers have enacted supportive measures in an effort to sustain economic growth and combat low inflation. We believe this dynamic will continue in 2016, and consequently interest rates in many developed and emerging markets may remain low for an extended period of time. In our view, this favorable backdrop may benefit REITs in securing financing and deploying capital toward high quality projects that may have the potential to drive future growth. In addition, the subdued environment since the global financial crisis has kept new real estate development at lower levels, leading to a rather stable rental and yield outlook for the asset class going forward.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy. Overall, we believe that global REITs can continue to offer attractive risk-adjusted returns, relative to fixed income in particular, given their potential yield, diversification and inflation hedge benefits.

FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2015

PERFORMANCE REVIEW
August 31, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	FTSE EPRA/ NAREIT Developed Index (Gross, USD, Unhedged)[2]
Class A	5.71%	5.69%
Class C	5.41	5.69
Institutional	5.81	5.69
Class IR	5.78	5.69
Class R	5.65	5.69
Class R6	5.82	5.69

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	Since Inception	Inception Date
Class A	-0.09%	8/31/15
Class C	3.39	8/31/15
Institutional	5.81	8/31/15
Class IR	5.78	8/31/15
Class R	5.65	8/31/15
Class R6	5.82	8/31/15

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	2.34%
Class C	2.15	3.09
Institutional	1.00	1.94
Class IR	1.15	2.09
Class R	1.65	2.59
Class R6	0.98	1.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least August 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/15[5]
Holding	% of Total Net Assets	Subsectors	Country
Simon Property Group, Inc. (REIT)	5.6%	Retail	United States
Mitsui Fudosan Co. Ltd.	4.0	Office	Japan
AvalonBay Communities, Inc. (REIT)	3.9	Residential	United States
Public Storage (REIT)	3.7	Industrial	United States
Boston Properties, Inc. (REIT)	3.4	Office	United States
Vornado Realty Trust (REIT)	3.1	Diversified	United States
Ventas, Inc. (REIT)	3.1	Health Care	United States
Prologis, Inc. (REIT)	3.0	Industrial	United States
Klepierre (REIT)	2.9	Retail	France
Sun Hung Kai Properties Ltd.	2.6	Diversified	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of December 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -2.25%, -3.03%, -1.73% and -2.04%, respectively. These returns compare to the -3.23% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Ex-US Real Estate Index (Gross, USD, Unhedged) (the “Real Estate Index”) during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -5.03%. This return compares to the -5.25% cumulative total return of the Index during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index[1] (with dividends reinvested), by nearly eight percentage points, and underperformed the broad international equity market, as measured by the MSCI EAFE® Index[2] (net), by just more than two percentage points.

During the first quarter of 2015, the Real Estate Index increased solidly. Despite the likelihood that the U.S. would raise interest rates in the near future, the international real estate securities market responded positively in anticipation of monetary policies remaining accommodative outside the U.S. During the first quarter of 2015, Continental Europe was a top performer due to the launch of the European Central Bank’s quantitative easing program and the resulting downward move in European interest rates. Merger and acquisition activity and credit growth helped lift the region even higher. Canada was the only detractor, as the country continued to be negatively impacted by weakness in energy prices.

The Real Estate Index then declined during the second quarter of 2015. Despite this near-term weakness, tenant demand remained strong across a number of international markets. During the second quarter of 2015, Hong Kong and the U.K. were the top performing markets, while Continental Europe and Japan lagged the Real Estate Index. The Hong Kong market benefited from historically low levels of prime office supply and an increase in tenancy. The U.K. market was supported by the U.K. economy, which continued to perform well. Results of the U.K. national elections in May 2015 proved to be a significant positive surprise to its financial markets. Continental Europe underperformed, as interest rates in the region increased and uncertainty about the Greek debt crisis contributed to a sell-off in risk assets. Increases in Japanese government bond yields was a factor impacting the Japanese real estate market’s underperformance.

The Real Estate Index continued to fall during the third quarter of 2015. Continental Europe and the U.K. were the top performing markets, while Singapore and Hong Kong underperformed most. Continental Europe benefited from the spread of an economic recovery from Spain and Ireland to Italy, as rents started to rise, albeit from a rather depressed

[1]	The Wilshire Real Estate Securities Index measures U.S. publicly- traded real estate securities. Designed to offer a market-based index that is more reflective of real estate held by pension funds, the index is comprised of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes.

[2]	The MSCI EAFE Index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.

PORTFOLIO RESULTS

base. More challenged growth prospects and currency weakness adversely impacted real estate valuations in Singapore and Hong Kong.

During the fourth quarter of 2015, the Real Estate Index rebounded somewhat, posting modestly positive returns. The U.S. Federal Reserve’s (the “Fed”) decision to raise interest rates in December 2015 had a muted effect on the international real estate market, as many international central banks maintained a loose monetary policy. During the fourth quarter of 2015, Australia and Singapore were the top performing markets, while the U.K. and Canada underperformed most. The Australian market benefited from gradual improvements to the economy, particularly stronger growth in employment and positive consumer sentiment data. China has impactful geographical exposure to several REITs in Singapore. Therefore, steady and robust real estate market performance in China led to better REIT performance in Singapore. The U.K. central bank had signaled concern about the U.K. real estate market, specifically commercial real estate and the “buy-to-rent” residential market, and thus the U.K. REIT market struggled. Currency weakness and a challenging economic backdrop adversely impacted real estate valuations in Canada.

For the Reporting Period overall, the strongest markets in the Real Estate Index were Israel, Continental Europe and the U. K. Conversely, Canada, Hong Kong and Singapore were the weakest performers within the Real Estate Index during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns were disappointing, the Fund outperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection in Hong Kong, the U. K. and Australia contributed most positively to the Fund’s relative results. Having exposure to China, which is not a component of the Real Estate Index and which outperformed the Real Estate Index, and having underweighted allocations to Hong Kong and Singapore, which significantly lagged the Real Estate Index during the Reporting Period, also helped. Partially offsetting these positive contributors was stock selection in Singapore, which detracted. Having exposure to India, which is not a component of the Real Estate Index but which performed poorly during the Reporting Period, also dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual holdings?

A	During the Reporting Period, a position in Big Yellow Group, the leading self-storage operator in the U.K., was the top contributor to the Fund’s relative returns. The company experienced strong tailwinds from an improving domestic economy, driving up occupancy. Additionally, Big Yellow Group employs a dynamic pricing model that ensures increased incremental pricing as occupancy increases, which allowed the company to maximize revenues per store. Despite concerns regarding the strength of the broader U.K. real estate market, Big Yellow Group performed well.

Mirvac Group, an Australian-based REIT that invests and manages office, retail, industrial and residential assets, was also a top contributor to the Fund’s relative returns. We added to the Fund’s existing position at what we considered to be an attractive valuation after its shares underperformed due to concern about a slowing residential market in New South Wales, where Mirvac Group has the majority of its residential exposure. The company recovered strongly in the fourth quarter of 2015, as investors reacted positively to news that its board would secure and deliver solid earnings per share growth. At the end of the Reporting Period, we remained positive on Mirvac Group’s strong balance sheet, large commercial leasing portfolio and quality management team.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	City Developments, a diversified landlord and real estate developer in Singapore, was the top detractor from the Fund’s performance during the Reporting Period. Shares of the company declined following news of slowing domestic home sales and on concerns about flattening and possibly contracting real estate values in Singapore. In addition, market participants were disappointed by the newly elected government’s decision to not loosen real estate policies that were imposed in prior years. While we maintained a cautious view on Singapore at the end of the Reporting Period, we maintained high conviction in City Developments given its pricing power and potential to benefit from improving demand. Furthermore, we viewed the company as well managed and its stock as undervalued relative to peers.

Nomura Real Estate Office Fund, a Japanese REIT that invests in office properties, was also a top detractor from the Fund’s performance during the Reporting Period. The Japanese REIT market experienced a rally that began in

PORTFOLIO RESULTS

the fourth quarter of 2014 and peaked in January 2015. A subsequent correction occurred, as Japanese REITs issued new equity to acquire real estate at yields that were not particularly accretive due to the tight cap rate environment among high quality assets in Japan. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.) In late May 2015, Nomura Group announced an intended merger of three of its subsidiary Japanese REITS, including Nomura Real Estate Office Fund, Nomura Real Estate Master Fund and Nomura Real Estate Residential Fund. We subsequently converted the Fund’s position in Nomura Real Estate Office Fund into Nomura Real Estate Master Fund. The merged entity, into which we converted the Fund’s existing holdings, benefited during the second half of the Reporting Period from an enhanced platform for achieving rent and asset acquisition pricing.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a new Fund position in Japan Retail Fund Investment, a large, established Japanese REIT focused on the retail sector. We initiated this position at what we considered to be an attractive valuation after shares underperformed the Real Estate Index due to investor concerns about the potential impact of the Japanese consumption tax hike. We believe the company has a high quality management team and portfolio of assets, and we are constructive on its leverage to the Japanese economy.

We initiated a Fund position in Vonovia, the largest residential landlord in Germany. We are positive on the company’s ability to add residential units to its portfolio with significant marginal profits, and we view Vonovia’s market share in this space as a meaningful competitive advantage. As the company has made many strategic acquisitions during the past year or so, we are confident that the synergies from these acquisitions may allow Vonovia to perform well.

In addition to the converted position of Nomura Real Estate Office Fund, mentioned earlier, we sold the Fund’s position in Global Logistic Properties, a logistics warehouse landlord and developer with facilities in China, Japan and Brazil.

When we established the Fund’s position in Global Logistic Properties, we believed that China’s growing demand for logistics facilities and the company’s success in forging strategic alliances with domestic tenants would allow its management to accelerate its capital return and deployment plans. Following the November 2014 passing of co-founder Jeffrey Schwartz, however, we have been monitoring Global Logistic Properties’ business trajectory closely. We subsequently became increasingly cautious on the slowing of development activities due to greater competition in China and Japan as well as a recession in Brazil. As such, we decided to exit the position for now, but we intend to continue to follow its new leadership team as it works to deliver the next stage of growth for the company.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Continental Europe, Hong Kong, Japan and Singapore increased relative to the Real Estate Index, and its exposure to the U.K. decreased relative to the Real Estate Index. We also eliminated positions in India, Indonesia, Malaysia and Taiwan and decreased exposure to China during the Reporting Period, none of which is a component of the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in Japan and was underweighted relative to the Real Estate Index in Singapore. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of December 2015.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that international REITs can continue to generate positive returns during 2016 given reasonable demand in most subsectors and the industry’s overall favorable supply picture.

PORTFOLIO RESULTS

Throughout 2015, policy makers and central bankers outside the U.S. enacted supportive measures in an effort to sustain economic growth and combat low inflation. As a result, we believe interest rates in many developed and emerging market countries may remain low for an extended period of time.

Overall, we believe the global environment remains supportive of REIT fundamentals. While the trajectory of economic growth among larger economies like Japan, China and Continental Europe was put into question, commercial and housing tenancy demand in these regions strengthened rather than weakened. Furthermore, while we expect company management teams to be prudent with their balance sheets, we believe it is important to recognize that banks globally appear willing and able to lend to the real estate industry at historically low interest rates. We believe this favorable backdrop may benefit REITs in securing financing and deploying capital toward high quality projects that may potentially drive future growth. In addition, the subdued environment since the global financial crisis, in our opinion, has kept new real estate development at lower levels, leading to a rather stable rental and yield outlook for the asset class going forward.

Overall, we believe REITs can continue to offer attractive risk-adjusted returns, relative to fixed income in particular, given their potential yield, growth, diversification and inflation hedge benefits. On a stock by stock basis, we believe opportunities abound around the world, as both listed and unlisted real estate offer high and stable income for REITs to capture. As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Ex-US Real Estate Index (Gross, USD, Unhedged)[2]
Class A	-2.25%	-3.23%
Class C	-3.03	-3.23
Institutional	-1.73	-3.23
Class IR	-2.04	-3.23

July 31, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Ex-US Real Estate Index (Gross, USD, Unhedged)[2]
Class R6	-5.03%	-5.25%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Ex-US Real Estate Index (Gross, USD, Unhedged) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Year	Since Inception	Inception Date
Class A	-7.61%	2.52%	-0.40%	7/31/06
Class C	-4.00	2.91	-0.51	7/31/06
Institutional	-1.73	4.12	0.46	7/31/06
Class IR	-2.04	3.96	-2.29	11/30/07
Class R6	N/A	N/A	-5.03	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of less than one year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	1.61%
Class C	2.15	2.36
Institutional	0.99	1.21
Class IR	1.15	1.35
Class R6	0.97	1.19

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/15[5]
Holding	% of Total Net Assets	Line of Business	Country
Mitsubishi Estate Co. Ltd.	6.4%	Diversified	Japan
Mitsui Fudosan Co. Ltd.	6.1	Office	Japan
Sun Hung Kai Properties Ltd.	5.7	Diversified	Hong Kong
Unibail-Rodamco SE (REIT)	5.6	Retail	France
Klepierre (REIT)	4.5	Retail	France
Sumitomo Realty & Development Co. Ltd.	3.9	Office	Japan
Mirvac Group (REIT)	3.4	Diversified	Australia
Japan Retail Fund Investment Corp. (REIT)	3.3	Retail	Japan
Hongkong Land Holdings Ltd.	3.3	Office	Hong Kong
British Land Co. PLC (REIT)	3.1	Diversified	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of December 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	-2.25%	3.69%	0.20%
Including sales charges	-7.61%	2.52%	-0.40%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	-3.03%	2.91%	-0.51%
Including contingent deferred sales charges	-4.00%	2.91%	-0.51%

Institutional (Commenced July 31, 2006)	-1.73%	4.12%	0.46%

Class IR (Commenced November 30, 2007)	-2.04%	3.96%	-2.29%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-5.03%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 3.14%, 2.39%, 3.56%, 3.09%, 3.44% and 2.89%, respectively. These returns compare to the 4.80% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (gross, with dividends reinvested) (the “Wilshire Index”) during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 3.64%. This return compares to the 4.49% cumulative total return of the Wilshire Index during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted positive absolute returns during the Reporting Period that significantly outperformed the broad U.S. equity market, as represented by the S&P 500® Index, which was up 1.38% for the same period.[1]

During the first quarter of 2015, the Wilshire Index increased solidly. Real estate investment trusts (“REITs”) benefited from strong demand for income-oriented assets, as persistent uncertainty about the initial timing of interest rate increases by the Federal Reserve (the “Fed”) led to a modest decline in the 10-year U.S. Treasury yield. The U.S. economy’s recovery and the REIT industry’s encouraging fundamental backdrop acted as additional tailwinds during the first quarter of 2015. For the first three months of the year, self-storage and multifamily were the top performing subsectors, while

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.
the leisure and industrial subsectors trailed the higher returns of the broader market. The self-storage subsector gained, as investors better appreciated the industry’s favorable supply/ demand imbalance, while leisure underperformed due largely to concerns about the recent strength of the U.S. dollar and its potential impact on international markets.

The Wilshire Index declined significantly during the second quarter of 2015. REITs traded lower as greater expectations for interest rate hikes by the Fed led the 10-year U.S. Treasury yield to increase from approximately 1.9% to approximately 2.4% during the April to June 2015 span alone. For the second quarter of 2015, self-storage and leisure were the top performing subsectors, while the health care and industrial subsectors underperformed the broader market. The self-storage subsector was a relative outperformer, as investors increasingly appreciated the industry’s strengthening fundamentals and favorable supply/demand imbalance. Health care, which generally has longer lease terms and higher dividend yields, underperformed the Wilshire Index largely due to the subsector’s limited economic sensitivity and relatively less attractive yields in a rising interest rate environment.

The Wilshire Index then rebounded into positive territory during the third quarter of 2015. In a challenging global macroeconomic environment, REITs experienced a volatile quarter, but ultimately finished higher, as the 10-year U.S. Treasury yield declined and the Fed delayed its decision to raise interest rates. For the third quarter of 2015, self-storage and multifamily were the top performing subsectors, while the leisure and office subsectors underperformed the broader market. The self-storage subsector outperformed, as investors continued to appreciate the industry’s strengthening fundamentals and favorable supply/demand imbalance. The leisure subsector underperformed due to fears of new supply as well as concerns about the recent strength of the U.S. dollar and its potential impact on international travelers.

PORTFOLIO RESULTS

The Wilshire Index increased substantially during the fourth quarter of 2015. In December 2015, the Fed finally raised interest rates for the first time in nearly a decade. However, REITs gained as investors remained positive on strong private market demand, discounted valuations in the public market and healthy operating fundamentals at the company level. For the fourth quarter of 2015, self-storage and industrial were the top performing subsectors, while the leisure and health care subsectors underperformed the broader market. Relative performance of the self-storage and leisure subsectors was driven by the same reasons they had in the prior quarter.

For the Reporting Period overall, the strongest subsector in the Wilshire Index by a wide margin was self-storage. Conversely, the leisure subsector was by far the weakest performer within the Wilshire Index during the Reporting Period, posting a double-digit decline.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns during the Reporting Period but underperformed the return of the Wilshire Index. Detracting most from the Fund’s relative results was stock selection in the leisure, self-storage and industrial subsectors. Having an overweighted exposure to the leisure subsector, the weakest in the Wilshire Index during the Reporting Period, and an underweighted allocation to the multifamily subsector, which was the second-best performer in the Wilshire Index during the Reporting Period, also hurt. Partially offsetting these detractors was effective individual stock selection in the retail and health care subsectors, which contributed positively to relative returns. Having exposure to what is termed as the “other” subsector, which outpaced the Wilshire Index during the Reporting Period; having an underweighted allocation to the health care subsector, which lagged the Wilshire Index during the Reporting Period; and having an overweighted allocation to the strongly performing self-storage subsector also boosted the Fund’s relative results.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Chesapeake Lodging Trust, an owner of upscale hotels in key gateway markets in the U.S., was the top detractor from the Fund’s relative returns during the Reporting Period. In our view, Chesapeake Lodging Trust’s underperformance of the Wilshire Index in 2015 was largely driven by the broad-based headwinds impacting the entire lodging industry. As previously mentioned, these headwinds included fears of new supply as well as concerns about the recent strength of the U.S. dollar and its potential impact on international travelers. Amidst the more challenging operating environment, the company lowered its fourth quarter 2015 outlook due to weakness in both San Francisco and New York City. Despite these industry-wide difficulties, we maintained, at the end of the Reporting Period, high conviction in Chesapeake Lodging Trust’s strategy and assets over the remainder of this hotel cycle. We believe the company’s hotels are in attractive locations, and the company has completed several large-scale renovations that we view as value enhancing. Furthermore, we believed that what we consider to be the company’s strong balance sheet should provide its management with potential opportunities to execute additional transactions and expand the company’s footprint. Lastly, Chesapeake Lodging Trust’s high quality assets and relatively small size may make the company a compelling acquisition candidate, in our view.

Similarly, RLJ Lodging Trust, a select-service hotel owner, was a top detractor from the Fund’s results during the Reporting Period. In a difficult industry environment, investors were increasingly cautious on both demand trends in Houston and new supply in New York City, two of the company’s larger markets. Despite short-term weakness, we remained optimistic on RLJ Lodging Trust’s focus on select-service hotels, as these assets tend to have significantly higher margins and free cash flow yields compared to their full-service peers. Furthermore, the company’s management team, which we view as one of the best in the industry, is repositioning the company’s portfolio toward high quality urban markets, where competition for land keeps supply more muted. Overall, we remained constructive at the end of the Reporting Period on RLJ Lodging Trust’s internal and external growth opportunities, and we viewed its shares as attractively valued relative to its peers.

Q	What were some of the Fund’s best-performing individual holdings?

A

Data center provider CyrusOne, a new purchase for the Fund during the Reporting Period, was the top positive contributor to the Fund’s performance. Its shares gained, as investors appeared constructive on CyrusOne’s significant growth potential and differentiated business model as well as on its progress integrating its recent acquisition, Cervalis Holdings. We believe CyrusOne is well positioned to serve the data storage needs of enterprise customers, and, as a result, we expect the company to benefit from demand growth. Additionally, we view the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies

PORTFOLIO RESULTS

as meaningful competitive advantages. We also remained encouraged at the end of the Reporting Period by the company’s opportunity to increasingly provide its services to small and mid-size customers. Overall, we believe the stock continued to present at the end of the Reporting Period a compelling risk/reward opportunity given what we consider to be its attractive valuation and prospects for future growth.

Mid-America Apartment Communities, an owner and operator of apartments across the Sunbelt region, was also a top contributor to the Fund’s performance during the Reporting Period. At the end of July 2015, its shares traded higher after the company reported better than expected second calendar quarter earnings and raised its full-year guidance. Near the end of October 2015, its shares continued to gain, after the company announced third calendar quarter earnings that exceeded investor expectations and again raised its full-year guidance. Its quarterly results were highlighted by both strong rent growth as well as increased occupancy levels. In addition to a discounted valuation relative to peers, we remained positive at the end of the Reporting Period on Mid-America Apartment Communities’ geographical exposure and presence in suburban markets, which we view as less susceptible to the potential threat of new supply. Going forward, we believe this dynamic may allow for stronger pricing power and more stable rent growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund hedged its British pound currency exposure, via currency forwards, for one position domiciled in the United Kingdom. The use of the currency forwards did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of CyrusOne, already mentioned, we initiated a Fund position in Federal Realty Investment Trust, an owner of retail and mixed-use shopping centers. In our view, Federal Realty Investment Trust’s exposure to the nation’s top urban markets, including Washington D.C. and San Francisco, may provide the company with pricing power and above-average rent growth moving forward. In addition to what we consider to be a strong balance sheet, we believe that the company’s development pipeline is being underappreciated by investors and that its management’s track record of building shareholder value may lead to meaningful upside in its stock.

During the Reporting Period, we exited the Fund’s position Macerich, an owner and operator of regional shopping malls. We had initiated the Fund’s position in Macerich based on our belief that the company’s assets were being undervalued by investors and given our outlook that the business may generate outsized net operating income growth relative to competitors over the next several years. Subsequently, in November 2014, Simon Property Group announced it had taken a 4% stake in Macerich’s stock, causing shares of Macerich to rally in anticipation of a potential deal. At the end of the first quarter of 2015, however, Macerich rejected Simon Property Group’s takeover bid, as the company’s management team did not believe the offer fully appreciated the long-term value of Macerich’s business. Following this announcement, we reduced the Fund’s position size in Macerich and eventually fully transitioned the capital into names where we saw greater upside potential.

We sold the Fund’s position in Empire State Realty Trust, the owner of the Empire State Building as well as other office and retail properties in New York City. When we had established the Fund’s position in Empire State Realty Trust, we believed that investors were underappreciating the company’s substantial growth potential and high quality balance sheet. In addition, we believed the company’s upcoming re-leasing opportunities may lead to meaningful increases in its rental rates. As time passed, however, we became increasingly cautious on new supply in the observatory market and its potential impact on Empire State Realty Trust. As a result of these concerns, we exited the position and transitioned capital into higher conviction names.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the self-storage and health care subsectors increased relative to the Wilshire Index and its exposure to the leisure subsector decreased relative to the Wilshire Index. The Fund’s position in cash also decreased during the Reporting Period.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the self-storage and what is termed the “other” subsectors at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the office and multifamily subsectors and was rather neutrally weighted in the health care, industrial, leisure and retail subsectors within the Wilshire Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that U.S. REITs can continue to generate positive returns during 2016 given reasonable demand in most subsectors and the industry’s overall favorable supply picture. While new supply is growing due to the attractive spread, or differential, between development yields and cap rates, it is still below demand, and we believe this may lead to further increases in occupancy levels and rental rates as well as higher re-leasing spreads on expiring leases. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.)

In our view, this encouraging fundamental backdrop coupled with both an accommodative financing environment and a healthy transaction market may support additional gains by the REIT asset class. Furthermore, we believed at the end of the Reporting Period that a number of REITs were trading significantly below their private market values, presenting management teams with a variety of strategic options to increase shareholder value. More specifically, REITs trading at discounts to their net asset values may be considered as possible acquisition candidates. In addition, certain REITs may decide to sell select assets at premium valuations in the private market and use the proceeds to repurchase company stock or recycle capital into accretive development projects.

Separately, while we do expect interest rates to gradually move higher, they remain low by historical standards, and we believe that investors may well continue to appreciate the yield and growth attributes of the REIT asset class. Unlike fixed income, the majority of REITs operate dynamic businesses that can potentially still create value and growth even with rising interest rates. Overall, we believe that REITs can continue to provide investors with attractive risk-adjusted returns, relative to fixed income in particular, given the potential yield, growth, diversification and inflation hedge benefits the REIT asset class can provide.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have strong balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team.

FUND BASICS

Real Estate Securities Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index (Gross)[2]
Class A	3.14%	4.80%
Class C	2.39	4.80
Institutional	3.56	4.80
Service	3.09	4.80
Class IR	3.44	4.80
Class R	2.89	4.80

July 31, 2015–December 31, 2015
Class R6	3.64%	4.49%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index (Gross, with dividends reinvested) is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.51%	10.46%	5.71%	9.58%	7/27/98
Class C	1.36	10.89	5.52	9.14	7/27/98
Institutional	3.56	12.19	6.76	10.39	7/27/98
Service	3.09	11.62	6.20	9.85	7/27/98
Class IR	3.44	11.99	N/A	5.90	11/30/07
Class R	2.89	11.46	N/A	5.39	11/30/07
Class R6	N/A	N/A	N/A	3.64	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods less than one year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.52%
Class C	2.06	2.26
Institutional	0.91	1.11
Service	1.41	1.61
Class IR	1.06	1.27
Class R	1.56	1.77
Class R6	0.89	1.09

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/15[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	11.3%	Retail
Public Storage (REIT)	7.9	Self Storage
AvalonBay Communities, Inc. (REIT)	6.8	Multifamily
Boston Properties, Inc. (REIT)	6.1	Commercial
Vornado Realty Trust (REIT)	5.8	Commercial
Ventas, Inc. (REIT)	4.7	Health Care
Mid-America Apartment Communities, Inc. (REIT)	3.9	Multifamily
Brixmor Property Group, Inc. (REIT)	3.8	Retail
Prologis, Inc. (REIT)	3.6	Commercial
Federal Realty Investment Trust (REIT)	3.5	Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on January 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	3.14%	11.73%	6.31%	9.93%
Including sales charges	-2.51%	10.46%	5.71%	9.58%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	2.39%	10.89%	5.52%	9.14%
Including contingent deferred sales charges	1.36%	10.89%	5.52%	9.14%

Institutional (Commenced July 27, 1998)	3.56%	12.19%	6.76%	10.39%

Service (Commenced July 27, 1998)	3.09%	11.62%	6.20%	9.85%

Class IR (Commenced November 30, 2007)	3.44%	11.99%	N/A	5.90%

Class R (Commenced November 30, 2007)	2.89%	11.46%	N/A	5.39%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	3.64%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2015

Shares	Description	Value

Common Stocks – 10.3%
Automobiles & Components – 0.1%
26,451	General Motors Co.	$899,599
6,094	Lear Corp.	748,526

		1,648,125

Banks – 0.3%
55,092	KeyCorp	726,663
43,265	Regions Financial Corp.	415,344
17,062	SunTrust Banks, Inc.	730,936
10,163	Wells Fargo & Co.	552,461
24,822	Zions Bancorporation	677,641

		3,103,045

Capital Goods – 0.5%
3,013	3M Co.	453,878
5,467	Danaher Corp.	507,775
23,354	General Electric Co.	727,477
26,854	KBR, Inc.	454,370
17,618	MSC Industrial Direct Co., Inc. Class A	991,365
2,268	Precision Castparts Corp.	526,199
22,210	Quanta Services, Inc.*	449,752
11,287	Spirit AeroSystems Holdings, Inc. Class A*	565,140
3,968	The Boeing Co.	573,733
5,303	The Toro Co.	387,490

		5,637,179

Commercial & Professional Services – 0.2%
40,871	Clean Harbors, Inc.*	1,702,277
13,422	KAR Auction Services, Inc.	497,016
10,371	Waste Connections, Inc.	584,095

		2,783,388

Consumer Durables & Apparel – 0.2%
13,714	D.R. Horton, Inc.	439,260
10,959	Jarden Corp.*	625,978
9,477	Lennar Corp. Class A	463,520
253	NVR, Inc.*	415,679
2,990	Whirlpool Corp.	439,141

		2,383,578

Consumer Services – 0.2%
35,246	H&R Block, Inc.	1,174,044
4,039	McDonald’s Corp.	477,168
4,381	Royal Caribbean Cruises Ltd.	443,401
11,273	Starbucks Corp.	676,718

		2,771,331

Diversified Financials – 0.6%
21,634	Ally Financial, Inc.*	403,258
15,632	Berkshire Hathaway, Inc. Class B*	2,064,049
12,652	Discover Financial Services	678,400
36,113	E*TRADE Financial Corp.*	1,070,389
30,748	Interactive Brokers Group, Inc. Class A	1,340,613
7,284	McGraw Hill Financial, Inc.	718,057
23,326	Synchrony Financial*	709,344

		6,984,110

Common Stocks – (continued)
Energy – 0.4%
14,281	Cheniere Energy, Inc.*	$531,967
7,599	Diamondback Energy, Inc.	508,373
7,879	EOG Resources, Inc.	557,754
7,779	Helmerich & Payne, Inc.	416,566
61,309	Kinder Morgan, Inc.	914,730
13,154	Newfield Exploration Co.*	428,294
5,373	Pioneer Natural Resources Co.	673,667
5,405	Schlumberger Ltd.	376,999
15,573	The Williams Companies, Inc.	400,226

		4,808,576

Food & Staples Retailing – 0.2%
5,661	CVS Health Corp.	553,476
11,898	Walgreens Boots Alliance, Inc.	1,013,174
21,591	Whole Foods Market, Inc.	723,299

		2,289,949

Health Care Equipment & Services – 0.9%
3,318	Becton, Dickinson and Co.	511,271
53,324	Brookdale Senior Living, Inc.*	984,361
5,710	Cigna Corp.	835,544
7,160	DENTSPLY International, Inc.	435,686
5,461	Express Scripts Holding Co.*	477,346
7,184	HCA Holdings, Inc.*	485,854
5,834	Henry Schein, Inc.*	922,880
3,076	McKesson Corp.	606,679
11,763	Medtronic PLC	904,810
8,776	Patterson Companies, Inc.	396,763
11,747	Quest Diagnostics, Inc.	835,682
6,775	St. Jude Medical, Inc.	418,492
4,050	UnitedHealth Group, Inc.	476,442
12,447	VCA Antech, Inc.*	684,585
14,028	Zimmer Biomet Holdings, Inc.	1,439,133

		10,415,528

Household & Personal Products – 0.1%
24,762	Herbalife Ltd.*	1,327,738

Insurance – 0.2%
3,798	ACE Ltd.	443,796
23,758	American International Group, Inc.	1,472,283
4,851	American National Insurance Co.	496,112
11,924	MetLife, Inc.	574,856

		2,987,047

Materials – 0.3%
6,761	Aptargroup, Inc.	491,187
11,522	CF Industries Holdings, Inc.	470,213
9,184	Eagle Materials, Inc.	554,989
11,467	FMC Corp.	448,704
45,437	Newmont Mining Corp.	817,411
52,670	Owens-Illinois, Inc.*	917,511

		3,700,015

Media – 0.3%
8,192	Comcast Corp. Class A	462,275
12,714	Liberty Broadband Corp.*	659,348
19,915	Liberty Media Corp. Series C*	758,363

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
15,787	Live Nation Entertainment, Inc.*	$387,887
2,438	Time Warner Cable, Inc.	452,468
32,543	Tribune Media Co.	1,100,279

		3,820,620

Pharmaceuticals, Biotechnology & Life Sciences – 0.9%
25,345	AbbVie, Inc.	1,501,438
4,170	Amgen, Inc.	676,916
1,868	Biogen, Inc.*	572,262
11,253	Bristol-Myers Squibb Co.	774,094
9,219	Celgene Corp.*	1,104,067
15,300	Gilead Sciences, Inc.	1,548,207
2,796	Jazz Pharmaceuticals PLC*	393,006
8,410	Johnson & Johnson	863,875
7,474	Merck & Co., Inc.	394,777
11,082	Mylan NV*	599,204
45,461	Pfizer, Inc.	1,467,481
3,231	Thermo Fisher Scientific, Inc.	458,317
2,839	United Therapeutics Corp.*	444,616

		10,798,260

Real Estate – 0.5%
87,866	American Capital Agency Corp. (REIT)	1,523,596
9,198	American Tower Corp. (REIT)	891,746
6,625	Crown Castle International Corp. (REIT)	572,731
2,329	Equinix, Inc. (REIT)	704,290
24,460	Forest City Enterprises, Inc. Class A*	536,408
2,822	Jones Lang LaSalle, Inc.	451,125
26,932	NorthStar Realty Finance Corp. (REIT)	458,652
7,986	WP Carey, Inc. (REIT)	471,174

		5,609,722

Retailing – 0.8%
2,322	Amazon.com, Inc.*	1,569,417
29,174	Cabela’s, Inc.*	1,363,301
9,835	Dollar Tree, Inc.*	759,459
12,192	Expedia, Inc.	1,515,455
20,820	Liberty Interactive Corp QVC Group Series A*	568,802
30,218	Liberty Ventures Series A*	1,363,134
3,461	Netflix, Inc.*	395,869
3,485	The Home Depot, Inc.	460,891
435	The Priceline Group, Inc.*	554,603
5,761	TripAdvisor, Inc.*	491,125

		9,042,056

Semiconductors & Semiconductor Equipment – 0.5%
201,074	Atmel Corp.	1,731,247
23,688	Lam Research Corp.	1,881,301
64,821	Micron Technology, Inc.*	917,866
12,904	Skyworks Solutions, Inc.	991,414

		5,521,828

Common Stocks – (continued)
Software & Services – 1.9%
18,247	Activision Blizzard, Inc.	$706,341
4,042	Alphabet, Inc. Class A*	3,144,717
2,726	Alphabet, Inc. Class C*	2,068,707
8,550	DST Systems, Inc.	975,213
19,158	eBay, Inc.*	526,462
34,161	Facebook, Inc. Class A*	3,575,290
19,499	FireEye, Inc.*	404,409
1,848	LinkedIn Corp. Class A*	415,948
14,319	Mastercard, Inc. Class A	1,394,098
45,239	Microsoft Corp.	2,509,860
20,973	Nuance Communications, Inc.*	417,153
13,270	Oracle Corp.	484,753
37,682	PayPal Holdings, Inc.*	1,364,088
5,856	salesforce.com inc*	459,110
5,251	ServiceNow, Inc.*	454,527
4,912	Tableau Software, Inc. Class A*	462,809
13,202	Visa, Inc. Class A	1,023,815
6,259	Workday, Inc. Class A*	498,717
22,072	Yahoo!, Inc.*	734,115
19,674	Yelp, Inc.*	566,611

		22,186,743

Technology Hardware & Equipment – 0.5%
38,458	Apple, Inc.	4,048,089
21,145	Cisco Systems, Inc.	574,192
26,895	EMC Corp.	690,664
3,493	Palo Alto Networks, Inc.*	615,257
6,921	Zebra Technologies Corp. Class A*	482,048

		6,410,250

Transportation – 0.6%
3,382	Amerco, Inc.	1,317,289
9,646	American Airlines Group, Inc.	408,508
29,307	Copa Holdings SA Class A	1,414,356
24,869	Delta Air Lines, Inc.	1,260,610
3,536	FedEx Corp.	526,829
7,728	Genesee & Wyoming, Inc. Class A*	414,916
11,072	Macquarie Infrastructure Corp.	803,827
6,257	Union Pacific Corp.	489,297

		6,635,632

Utilities – 0.1%
10,738	American Water Works Co., Inc.	641,595

TOTAL COMMON STOCKS
(Cost $121,933,820)		$121,506,315

Exchange Traded Funds – 5.0%
179,119	Energy Select Sector SPDR Fund	$10,845,655
264,870	Health Care Select Sector SPDR Fund	19,083,884
903,516	Vanguard FTSE Emerging Markets Fund	29,554,008

TOTAL EXCHANGE TRADED FUNDS
(Cost $57,829,708)		$59,483,547

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2015

Shares	Distribution Rate	Value

Investment Company(a)(b) – 76.4%
Goldman Sachs Financial Square Government Fund – FST Shares
904,143,179	0.185%	$904,143,179
(Cost $904,143,179)

TOTAL INVESTMENTS – 91.7% (Cost $1,083,906,707)		$1,085,133,041

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.3%		98,539,839

NET ASSETS – 100.0%		$1,183,672,880

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
SPDR	— Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— Chinese Yuan
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israel New Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippines Peso
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty		Currency Purchased		Currency Sold	Settlement Date	Current Value	Unrealized Gain
UBS AG	AUD	2,460,000	USD	1,790,442	01/27/16	$1,790,616	$173
	BRL	280,000	USD	70,040	01/27/16	70,212	174
	CNY	600,000	USD	91,696	01/27/16	91,703	7
	INR	4,000,000	USD	60,106	01/28/16	60,228	122
	JPY	314,000,000	USD	2,604,410	01/26/16	2,613,640	9,230
	NZD	440,000	USD	300,371	01/27/16	300,477	107
	PHP	2,400,000	USD	50,371	01/27/16	51,059	687
	SEK	300,000	USD	35,510	01/26/16	35,562	52
	TRY	280,000	USD	95,268	01/26/16	95,414	146
	TWD	600,000	USD	18,148	01/27/16	18,179	30
	USD	3,029,997	CHF	3,000,000	01/26/16	2,997,944	32,053
	USD	1,523,217	CZK	37,600,000	01/26/16	1,512,951	10,266
	USD	21,652,246	EUR	19,800,000	01/26/16	21,529,103	123,143
	USD	7,012,462	GBP	4,710,000	01/26/16	6,943,896	68,566
	USD	1,976,656	HUF	568,000,000	01/26/16	1,956,448	20,208
	USD	36,000	ILS	140,000	01/26/16	35,992	8
	USD	15,060	INR	1,000,000	01/28/16	15,057	3

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty		Currency Purchased		Currency Sold	Settlement Date	Current Value	Unrealized Gain
UBS AG (continued)	USD	2,961,552	KRW	3,480,000,000	01/27/16	$2,959,044	$2,508
	USD	2,482,779	MXN	42,750,000	01/26/16	2,476,617	6,162
	USD	13,934	MYR	60,000	01/28/16	13,903	31
	USD	2,222,758	NOK	19,500,000	01/26/16	2,202,506	20,252
	USD	1,771,316	PLN	6,900,000	01/26/16	1,758,149	13,167
	USD	2,960,828	SGD	4,175,000	01/26/16	2,942,251	18,577
	USD	5,391,233	TWD	177,600,000	01/27/16	5,380,864	10,369
	USD	1,271,152	ZAR	19,320,000	01/26/16	1,244,419	26,733
TOTAL							$362,774

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
UBS AG	CLP	20,000,000	USD	28,790	01/27/16	$28,151	$(639)
	EUR	220,000	USD	239,629	01/26/16	239,212	(417)
	GBP	110,000	USD	163,269	01/26/16	162,172	(1,098)
	HUF	160,000,000	USD	557,434	01/26/16	551,112	(6,321)
	IDR	1,080,000,000	USD	78,100	01/27/16	77,565	(536)
	KRW	40,000,000	USD	34,098	01/27/16	34,012	(86)
	PLN	1,020,000	USD	261,490	01/26/16	259,900	(1,590)
	SEK	4,950,000	USD	588,248	01/26/16	586,767	(1,481)
	SGD	425,000	USD	300,108	01/26/16	299,510	(597)
	TWD	1,800,000	USD	54,811	01/27/16	54,536	(275)
	USD	3,719,592	AUD	5,180,000	01/27/16	3,770,483	(50,891)
	USD	1,113,849	BRL	4,520,000	01/27/16	1,133,436	(19,587)
	USD	6,881,043	CAD	9,600,000	01/26/16	6,938,215	(57,172)
	USD	4,482,417	JPY	542,000,000	01/26/16	4,511,441	(29,024)
	USD	50,900	KRW	60,000,000	01/27/16	51,018	(118)
	USD	28,777	MXN	500,000	01/26/16	28,966	(189)
	USD	730,120	NZD	1,080,000	01/27/16	737,535	(7,415)
	USD	1,538,983	SEK	13,050,000	01/26/16	1,546,932	(7,949)
	USD	26,919	ZAR	420,000	01/26/16	27,053	(134)
TOTAL							$(185,519)

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Bank Bill	(58)	March 2016	$(42,034,501)	$5,921
90 Day Bank Bill	(58)	June 2016	(42,041,718)	(1,294)
90 Day Bank Bill	(12)	September 2016	(8,698,927)	(849)
90 Day Eurodollar	(45)	March 2016	(11,167,313)	2,671
90 Day Eurodollar	(21)	June 2016	(5,202,750)	1,676
90 Day Eurodollar	(4)	September 2016	(989,350)	(209)
90 Day Eurodollar	21	December 2016	5,185,425	28,778
90 Day Eurodollar	21	March 2017	5,177,550	22,668
90 Day Eurodollar	17	June 2017	4,184,975	11,949
90 Day Eurodollar	17	September 2017	4,179,663	7,273

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	17	December 2017	$4,174,563	$(3,689)
90 Day Sterling	42	March 2016	7,690,018	30,283
90 Day Sterling	43	June 2016	7,865,189	35,331
90 Day Sterling	33	September 2016	6,028,170	39,245
90 Day Sterling	33	December 2016	6,019,048	30,877
90 Day Sterling	33	March 2017	6,010,534	19,116
90 Day Sterling	29	June 2017	5,274,503	16,705
90 Day Sterling	29	September 2017	5,268,625	16,552
90 Day Sterling	29	December 2017	5,263,281	(10,227)
Brent Crude Futures	(40)	January 2016	(1,506,800)	160,810
CAC 40 Index	7	January 2016	352,862	521
Cocoa Futures	21	March 2016	674,310	(8,023)
Coffee ‘C’ Futures	(5)	March 2016	(237,563)	(9,409)
Copper Futures	(20)	March 2016	(1,067,500)	19,007
Corn Futures	(125)	March 2016	(2,242,188)	77,069
Cotton No. 2 Futures	20	March 2016	632,800	9,890
DAX Index	3	March 2016	877,985	16,669
Euro CHF 3-Month ICE	(8)	March 2016	(2,011,981)	442
Euro CHF 3-Month ICE	(2)	June 2016	(503,095)	(3)
EURO STOXX 50 Index	1,146	March 2016	40,874,536	509,278
Euro-Bobl	135	March 2016	19,170,759	(44,924)
Euro-Bund	94	March 2016	16,132,238	(40,877)
Euro-Schatz	254	March 2016	30,780,607	6,732
FTSE 100 Index	260	March 2016	23,756,438	831,127
FTSE/MIB Index	(5)	March 2016	(582,552)	912
Gasoline RBOB Futures	(12)	January 2016	(640,584)	2,101
Gold 100 oz. Futures	(40)	February 2016	(4,240,800)	96,600
Hang Seng Index	(8)	January 2016	(1,130,831)	17,932
Hard Red Winter Wheat Futures	(16)	March 2016	(374,800)	5,924
IBEX 35 Index	(14)	January 2016	(1,449,379)	20,094
KOSPI 200 Index	(21)	March 2016	(2,153,192)	(36,025)
Lean Hogs Futures	(3)	February 2016	(71,760)	(3,279)
Live Cattle Futures	3	February 2016	164,160	831
LME Lead Futures	39	January 2016	1,751,831	117,115
LME Lead Futures	(39)	January 2016	(1,751,831)	(151,660)
LME Lead Futures	26	February 2016	1,168,375	34,501
LME Lead Futures	(31)	February 2016	(1,393,063)	(85,710)
LME Nickel Futures	26	January 2016	1,370,928	(9,733)
LME Nickel Futures	(26)	January 2016	(1,370,928)	116,111
LME Nickel Futures	2	February 2016	105,618	613
LME Nickel Futures	(27)	February 2016	(1,425,843)	(252)
LME Primary Aluminum Futures	75	January 2016	2,822,813	15,136
LME Primary Aluminum Futures	(75)	January 2016	(2,822,813)	25,224
LME Primary Aluminum Futures	29	February 2016	1,093,844	(2,649)
LME Primary Aluminum Futures	(68)	February 2016	(2,564,875)	(15,485)
LME Zinc Futures	35	January 2016	1,400,000	62,768
LME Zinc Futures	(35)	January 2016	(1,400,000)	34,018
LME Zinc Futures	7	February 2016	280,744	127
LME Zinc Futures	(37)	February 2016	(1,483,931)	(66,943)
Long Gilt	47	March 2016	8,090,690	(68,972)
Low Sulphur Gas Oil Futures	(35)	February 2016	(1,169,875)	180,230
NASDAQ 100 E-mini Index	23	March 2016	2,110,365	12,241
Natural Gas Futures	(45)	January 2016	(1,051,650)	(79,334)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
NY Harbor USLD Futures	(23)	January 2016	$(1,085,687)	$207,979
Russell 2000 Mini Index	172	March 2016	19,461,800	223,039
S&P 500 E-Mini Index	(48)	March 2016	(4,884,960)	(61,405)
S&P Mid Cap 400 E-mini Index	(12)	March 2016	(1,672,200)	(4,941)
S&P/TSX 60 Index	(11)	March 2016	(1,209,785)	(2,941)
Silver Futures	(11)	March 2016	(759,165)	20,770
Soybean Futures	(43)	March 2016	(1,858,138)	42,606
Sugar #11 (World) Futures	61	February 2016	1,041,197	5,092
TSE TOPIX Index	73	March 2016	9,398,685	(86,394)
U.S. Long Bond	62	March 2016	9,532,500	(6,108)
Wheat Futures	(5)	March 2016	(117,500)	1,172
WTI Crude Oil Futures	(47)	January 2016	(1,740,880)	176,771
2 Year U.S. Treasury Notes	17	March 2016	3,692,984	(5,451)
5 Year U.S. Treasury Notes	39	March 2016	4,614,492	(12,318)
10 Year Canadian Government Bonds	108	March 2016	11,004,495	156,158
10 Year Japanese Government Bonds	8	March 2016	9,919,880	2,641
10 Year U.S. Treasury Notes	58	March 2016	7,302,563	(10,945)
TOTAL				$2,649,247

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2015 (a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$151,830	5.000%	12/20/20	4.726%	$(221,107)	$1,951,709

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	Russell Top 200 Growth Index Total Return	$54,586	0.385%	02/25/16	$335,070
	Russell Top 200 Growth Index Total Return	20,305	0.385	03/24/16	127,713
	Russell Top 200 Value Index Total Return	52,098	(0.385)	02/25/16	(267,649)
	Russell Top 200 Value Index Total Return	22,923	(0.385)	03/24/16	(121,125)
JPMorgan Chase Bank, N.A.	Bloomberg Roll Select Commodity Total Return Index	10,246	(0.002)	03/21/16	79,077
TOTAL					$153,086

(a)	The Fund receives weekly payments based on any positive weekly return of the Referenced Obligation. The Fund makes payments on any negative weekly return of such Referenced Obligation.

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2015, the Fund had the following written options:

Put Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	41	$1,825	January 2016	$(3,977)
	40	$1,850	January 2016	(6,000)
	39	$1,875	January 2016	(7,800)
	38	$1,900	January 2016	(9,310)
	37	$1,925	January 2016	(12,950)
	36	$1,950	January 2016	(21,240)
	36	$1,975	January 2016	(32,400)
	35	$2,000	January 2016	(45,500)
	34	$2,025	January 2016	(71,060)
	42	$1,875	February 2016	(53,550)
	41	$1,900	February 2016	(65,190)
	40	$1,925	February 2016	(77,600)
	39	$1,950	February 2016	(90,480)
	38	$1,975	February 2016	(98,800)
	37	$2,000	February 2016	(133,570)
	36	$2,025	February 2016	(141,300)
	35	$2,050	February 2016	(177,800)
	34	$2,075	February 2016	(217,192)
	35	$1,850	March 2016	(68,600)
	35	$1,875	March 2016	(80,850)
	33	$1,900	March 2016	(88,440)
	33	$1,925	March 2016	(94,545)
	32	$1,950	March 2016	(116,160)
	31	$1,975	March 2016	(117,800)
	30	$2,000	March 2016	(147,000)
	30	$2,025	March 2016	(169,500)
	29	$2,050	March 2016	(191,400)
TOTAL (Premiums Received $3,800,048)	966			$(2,340,014)

For the year ended December 31, 2015, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2014	2,773	$7,265,961
Contracts written	9,682	35,545,046
Contracts bought to close	(4,173)	(16,727,380)
Contracts expired	(7,316)	(22,283,579)
Contracts Outstanding December 31, 2015	966	$3,800,048

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 11.2%
Collateralized Mortgage Obligations – 6.0%
Agency Multi-Family(a) – 3.7%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20	$5,945,481
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
16,400,000	3.034	10/25/20	16,955,381

			22,900,862

Regular Floater(a)(c) – 1.1%
FDIC Guaranteed Notes Trust Series 2010-S1, Class 1A(b)
87,102	0.978	02/25/48	86,931
FHLMC REMIC Series 3371, Class FA
378,430	0.930	09/15/37	382,810
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
429,860	0.637	12/07/20	430,670
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
600,100	0.726	10/07/20	602,116
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
776,593	0.646	11/06/17	777,443
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
1,841,816	0.669	02/06/20	1,843,974
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
1,210,424	0.595	03/11/20	1,212,835
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
774,036	0.656	03/06/20	774,580
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
341,924	0.655	04/06/20	341,924

			6,453,283

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA
757,232	5.000	02/15/34	821,969
FHLMC REMIC Series 4273, Class PD(c)
2,451,995	6.500	11/15/43	2,805,477
FNMA REMIC Series 2012-111, Class B
789,544	7.000	10/25/42	896,893
FNMA REMIC Series 2012-153, Class B
2,630,160	7.000	07/25/42	3,051,885
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A(c)
7,765	1.840	10/07/20	7,765

			7,583,989

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$36,938,134

Federal Agencies – 5.2%
FHLMC – 2.1%
$112	5.000%	09/01/16	$116

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$977	5.000%	11/01/16	$1,011
402	5.000	12/01/16	416
1,798	5.000	01/01/17	1,860
3,544	5.000	01/01/18	3,651
38,054	5.000	02/01/18	39,272
26,221	5.000	03/01/18	27,109
16,225	5.000	04/01/18	16,771
11,722	5.000	05/01/18	12,128
9,459	5.000	06/01/18	9,798
21,348	5.000	07/01/18	22,157
5,556	5.000	08/01/18	5,756
3,132	5.000	10/01/18	3,260
5,770	5.000	11/01/18	5,994
557	5.000	02/01/19	583
117,975	5.500	01/01/20	124,217
88,541	5.000	11/01/25	96,625
177,627	5.000	08/01/28	193,779
16,886	5.000	01/01/33	18,591
1,668	5.000	03/01/33	1,829
11,419	5.000	04/01/33	12,525
3,043	5.000	05/01/33	3,337
7,586	5.000	06/01/33	8,321
44,874	5.000	07/01/33	49,220
61,372	5.000	08/01/33	67,330
5,656	5.000	09/01/33	6,204
12,989	5.000	10/01/33	14,247
39,431	5.000	11/01/33	43,250
14,277	5.000	12/01/33	15,660
14,551	5.000	01/01/34	15,960
47,030	5.000	02/01/34	51,576
18,343	5.000	03/01/34	20,108
33,006	5.000	04/01/34	36,182
51,154	5.000	05/01/34	56,106
657,869	5.000	06/01/34	721,523
9,498	5.000	11/01/34	10,412
181,976	5.000	04/01/35	199,601
3,288,696	5.000	07/01/35	3,605,089
13,124	5.000	11/01/35	14,395
120,370	5.000	03/01/36	132,581
49,890	5.000	03/01/37	54,468
110,734	5.000	12/01/37	120,896
270,480	5.000	02/01/38	295,310
727,305	5.000	03/01/38	794,071
356,088	5.000	07/01/38	388,777
349,975	5.000	11/01/38	382,103
813,314	5.000	12/01/38	887,951
444,650	5.000	01/01/39	485,469
102,324	5.000	02/01/39	111,717
2,538,105	7.000	02/01/39	2,939,794
740,164	5.000	06/01/41	808,089

			12,937,195

FNMA – 3.1%
21,497	5.000	03/01/18	22,169
72,107	5.000	04/01/18	74,544
1,192	5.500	01/01/19	1,252

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2015

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$25,130	5.500%		02/01/19		$26,212
25,015	5.500		03/01/19		26,142
18,548	5.500		04/01/19		19,358
10,890	5.500		05/01/19		11,408
50,639	5.500		06/01/19		52,743
149,852	5.500		07/01/19		156,601
141,158	5.500		08/01/19		148,279
121,674	5.500		09/01/19		127,989
32,993	5.500		10/01/19		34,722
38,749	5.500		11/01/19		40,845
64,297	5.500		12/01/19		67,692
4,903	5.500		01/01/20		5,189
2,544	5.500		06/01/20		2,662
752,839	5.500		07/01/20		793,659
10,232	6.000		03/01/34		11,702
36,874	6.000		08/01/34		42,162
247,781	6.000		08/01/35		280,874
186,323	6.000		09/01/35		210,888
159,175	6.000		10/01/35		180,160
212,353	6.000		11/01/35		241,007
5,859	6.000		02/01/36		6,632
346,125	6.000		03/01/36		391,758
8,112	6.000		06/01/36		9,163
6,297	6.000		07/01/36		7,113
1,958,998	6.000		09/01/36		2,223,574
300,092	6.000		12/01/36		338,732
26,212	6.000		01/01/37		29,609
557,635	6.000		02/01/37		629,442
2,418	6.000		04/01/37		2,730
13,210	6.000		05/01/37		14,921
170,805	6.000		06/01/37		192,797
138,687	6.000		07/01/37		156,549
457,693	6.000		08/01/37		517,626
120,745	6.000		09/01/37		136,375
29,173	6.000		10/01/37		32,949
179,029	5.000		11/01/37		198,386
150,491	6.000		11/01/37		170,203
2,856	6.000		12/01/37		3,239
539,919	6.000		01/01/38		609,474
14,816	6.000		04/01/38		16,736
46,009	6.000		05/01/38		51,968
4,298	6.000		09/01/38		4,854
151,903	6.000		10/01/38		171,806
4,449	6.000		12/01/38		5,025
5,178	6.000		01/01/39		5,848
1,558,002	7.000		03/01/39		1,804,456
18,215	4.000		08/01/39		19,281
40,121	6.000		10/01/39		45,315
40,268	4.500		02/01/40		43,491
6,797	6.000		04/01/40		7,677
66,673	6.000		05/01/41		75,304
382,847	5.000		07/01/41		422,807
250,192	4.500		08/01/41		271,244
131,903	3.500		01/01/45		136,207
847,000	3.500		02/01/45		874,634
700,846	3.500		03/01/45		723,711

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$143,570	3.500%		04/01/45		$148,254
599,801	3.500		05/01/45		619,370
1,285,710	3.500		07/01/45		1,327,657
2,536,507	3.500		09/01/45		2,619,189
1,000,000	6.000		TBA-30yr	(d)	1,130,156

					18,774,521

TOTAL FEDERAL AGENCIES					$31,711,716

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $68,213,133)					$68,649,850

Asset-Backed Securities(c) – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$61,978	7.000%		09/25/37		$61,484
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(a)
114,935	6.656		09/25/37		115,075

TOTAL ASSET-BACKED SECURITIES
(Cost $177,245)					$176,559

U.S. Treasury Obligations – 54.0%
United States Treasury Bill(e)
$150,000,000	0.000%		06/23/16		$149,662,879
United States Treasury Bonds
1,100,000	2.750		11/15/42		1,049,466
11,800,000	3.625	(f)	08/15/43		13,298,245
5,650,000	3.750	(f)	11/15/43		6,511,625
10,400,000	3.625	(f)	02/15/44		11,704,161
4,900,000	3.375	(f)	05/15/44		5,261,571
7,700,000	3.000		11/15/44		7,676,053
5,400,000	3.000		05/15/45		5,377,806
800,000	2.875		08/15/45		777,376
2,800,000	3.000		11/15/45		2,792,664
United States Treasury Inflation-Protected Securities
7,183,970	2.500		07/15/16		7,301,859
6,282,840	0.125	(f)	04/15/17		6,270,086
1,543,335	0.125		04/15/18		1,540,927
United States Treasury Notes
3,900,000	1.500		05/31/19		3,904,134
7,500,000	1.625		08/31/19		7,523,025
6,300,000	1.750		09/30/19		6,343,659
4,000,000	1.250		01/31/20		3,938,720
9,000,000	1.375		02/29/20		8,897,850
6,100,000	1.375		03/31/20		6,026,312
3,600,000	1.375		04/30/20		3,553,884
13,100,000	1.625		06/30/20		13,045,635
4,200,000	1.750		12/31/20		4,196,556
6,600,000	2.250		04/30/21		6,731,803
2,600,000	2.000		05/31/21		2,618,044
6,600,000	2.000		10/31/21		6,619,800
4,600,000	2.125		12/31/21		4,641,446

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$3,000,000	1.750%	02/28/22	$2,958,060
6,800,000	1.875	05/31/22	6,735,944
800,000	2.125	06/30/22	804,216
5,800,000	1.750	09/30/22	5,685,218
3,700,000	1.875	10/31/22	3,653,380
9,300,000	2.125	12/31/22	9,317,484
7,200,000	2.250	11/15/24	7,196,112

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $330,854,247)			$333,616,000

Shares	Distribution Rate		Value
Investment Company(a)(g) – 22.2%
Goldman Sachs Financial Square Government Fund – FST Shares
137,213,970	0.185%		$137,213,970
(Cost $137,213,970)

TOTAL INVESTMENTS – 87.4%
(Cost $536,458,595)			$539,656,379

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.6%			78,519,068

NET ASSETS – 100.0%			$618,175,447

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $86,931, which represents approximately 0.0% of net assets as of December 31, 2015.
(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,130,156 which represents approximately 0.2% of net assets as of December 31, 2015.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At December 31, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA
(Proceeds Received: $5,169,727)	3.500%	TBA-30yr	01/25/46	$(5,000,000)	$(5,157,422)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(123)	March 2016	$(18,911,250)	$(2,165)
U.S. Ultra Long Treasury Bonds	(308)	March 2016	(48,875,750)	(222,355)
2 Year U.S. Treasury Notes	(268)	March 2016	(58,218,813)	29,469
5 Year U.S. Treasury Notes	(635)	March 2016	(75,133,398)	133,742
10 Year U.S. Treasury Notes	(305)	March 2016	(38,401,406)	108,881
TOTAL				$47,572

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$100	06/19/43	2.750%	3 Month LIBOR	$(9,851)	$12,137

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	S&P GSCI Official Close Index	$133,401	(0.12)%	04/20/16	$(11,543,384)
Macquarie Bank Ltd.	S&P GSCI Official Close Index	148,621	(0.16)	08/15/16	(11,919,548)
Merrill Lynch International	Merrill Lynch Commodity Index eXtra GB6 Excess Return	156,289	(0.25)	06/21/16	(4,549,199)
Societe Generale SA	S&P GSCI Official Close Index	107,888	(0.13)	04/26/16	(8,706,293)
UBS AG	S&P GSCI Official Close Index	158,029	(0.15)	04/22/16	(12,568,307)
TOTAL					$(49,286,731)

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 24.8%
Automobiles & Components – 3.3%
47,100	Bridgestone Corp.	$1,615,597
22,752	Compagnie Generale des Etablissements Michelin Class B	2,165,594
9,690	Continental AG	2,344,108
135,700	Daihatsu Motor Co. Ltd.	1,830,596
41,300	Fuji Heavy Industries Ltd.	1,701,406
83,000	Mazda Motor Corp.	1,712,685
191,300	Mitsubishi Motors Corp.	1,618,501
125,100	Sumitomo Rubber Industries Ltd.	1,626,722
54,700	Suzuki Motor Corp.	1,661,995
99,800	The Yokohama Rubber Co. Ltd.	1,532,710
70,100	Yamaha Motor Co. Ltd.	1,571,313

		19,381,227

Banks – 2.1%
158,321	Banco Popolare SC*	2,181,714
641,265	Banco Popular Espanol SA	2,112,895
201,826	Commerzbank AG*	2,082,558
189,145	Credit Agricole SA	2,228,912
333,000	Fukuoka Financial Group, Inc.	1,651,221
48,548	Societe Generale SA	2,237,196

		12,494,496

Capital Goods – 2.5%
120,693	ABB Ltd. (Registered)*	2,154,082
70,134	ACS Actividades de Construccion y Servicios SA	2,051,945
8,667	Colfax Corp.*	202,375
2,377	Cummins, Inc.	209,200
3,587	Dover Corp.	219,919
356,000	Ebara Corp.	1,691,764
4,677	Emerson Electric Co.	223,701
141,300	Hino Motors Ltd.	1,633,069
153,000	Mitsubishi Electric Corp.	1,606,017
3,864	MSC Industrial Direct Co., Inc. Class A	217,427
205,000	OKUMA Corp.	1,657,871
10,913	Quanta Services, Inc.*	220,988
36,655	Schneider Electric SE	2,082,149
1,178	W.W. Grainger, Inc.	238,651
4,958	WESCO International, Inc.*	216,566

		14,625,724

Commercial & Professional Services – 1.1%
33,264	Adecco SA (Registered)*	2,276,679
2,600	Manpowergroup, Inc.	219,154
36,857	Randstad Holding NV	2,295,138
54,100	Recruit Holdings Co. Ltd.	1,590,204

		6,381,175

Consumer Durables & Apparel – 1.8%
24,308	adidas AG	2,359,312
74,100	Bandai Namco Holdings, Inc.	1,565,520
6,377	Fossil Group, Inc.*	233,143
13,173	LVMH Moet Hennessy Louis Vuitton SE	2,069,087
5,704	Michael Kors Holdings Ltd.*	228,502

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
1,897	Ralph Lauren Corp.	$211,478
143,800	Sekisui Chemical Co. Ltd.	1,877,491
6,275	The Swatch Group AG	2,179,088

		10,723,621

Diversified Financials – 0.4%
87,945	Deutsche Bank AG (Registered)	2,135,716

Energy – 0.3%
3,864	Dril-Quip, Inc.*	228,865
173,000	Inpex Corp.	1,686,562
6,297	National Oilwell Varco, Inc.	210,886

		2,126,313

Food & Staples Retailing – 1.1%
72,947	Carrefour SA	2,105,221
105,914	Koninklijke Ahold NV	2,234,091
32,000	Matsumotokiyoshi Holdings Co. Ltd.	1,632,919
3,906	Wal-Mart Stores, Inc.	239,438
7,839	Whole Foods Market, Inc.	262,606

		6,474,275

Food, Beverage & Tobacco – 0.1%
4,946	Keurig Green Mountain, Inc.	445,041

Health Care Equipment & Services – 0.9%
1,787	Anthem, Inc.	249,179
4,086	Centene Corp.*	268,900
3,728	Health Net, Inc.*	255,219
1,400	Humana, Inc.	249,914
3,453	Quest Diagnostics, Inc.	245,646
3,788	St. Jude Medical, Inc.	233,985
39,748	Zimmer Biomet Holdings, Inc.	4,077,747

		5,580,590

Insurance – 0.4%
387,690	Aegon NV	2,192,566

Materials – 3.3%
32,199	Akzo Nobel NV	2,151,494
272,000	Asahi Kasei Corp.	1,839,293
27,614	BASF SE	2,103,581
28,755	HeidelbergCement AG	2,343,462
134,500	Hitachi Metals Ltd.	1,659,488
88,760	K+S AG (Registered)	2,262,594
25,200	Nitto Denko Corp.	1,839,743
4,032	Reliance Steel & Aluminum Co.	233,493
305,000	Sumitomo Chemical Co. Ltd.	1,751,644
484,000	Teijin Ltd.	1,649,408
306,000	Tosoh Corp.	1,574,068

		19,408,268

Media – 0.3%
40,700	CyberAgent, Inc.	1,676,943

Pharmaceuticals, Biotechnology & Life Sciences – 1.3%
120,700	Astellas Pharma, Inc.	1,718,257
2,202	Gilead Sciences, Inc.	222,820

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
49,500	Otsuka Holdings Co. Ltd.	$1,758,682
25,723	Sanofi	2,192,160
141,900	Sumitomo Dainippon Pharma Co. Ltd.	1,671,790

		7,563,709

Retailing – 0.3%
9,900	Aaron’s, Inc.	221,661
4,376	Bed Bath & Beyond, Inc.*	211,142
7,690	Best Buy Co., Inc.	234,161
6,019	Dick’s Sporting Goods, Inc.	212,772
3,106	Dillard’s, Inc. Class A	204,095
10,290	DSW, Inc. Class A	245,519
19,090	Staples, Inc.	180,782
8,696	The Gap, Inc.	214,791
10,201	Urban Outfitters, Inc.*	232,073

		1,956,996

Semiconductors & Semiconductor Equipment – 0.1%
6,769	Intel Corp.	233,192
26,937	Marvell Technology Group Ltd.	237,584
15,205	Micron Technology, Inc.*	215,303

		686,079

Software & Services – 0.8%
27,928	AtoS SE	2,344,625
8,296	CA, Inc.	236,934
342,000	Fujitsu Ltd.	1,706,963
11,766	Symantec Corp.	247,086
8,247	Teradata Corp.*	217,886
22,430	Xerox Corp.	238,431

		4,991,925

Technology Hardware & Equipment – 2.6%
4,113	Arrow Electronics, Inc.*	222,842
5,145	Avnet, Inc.	220,412
23,819	Brocade Communications Systems, Inc.	218,659
143,900	Brother Industries Ltd.	1,653,089
226,400	Citizen Holdings Co. Ltd.	1,627,199
9,263	EMC Corp.	237,874
2,265	F5 Networks, Inc.*	219,614
163,700	Konica Minolta, Inc.	1,639,485
1,330,000	Oki Electric Industry Co. Ltd.	1,664,907
4,728	QUALCOMM, Inc.	236,329
160,400	Ricoh Co. Ltd.	1,651,608
661	SanDisk Corp.	50,229
111,500	Seiko Epson Corp.	1,717,006
238,695	Telefonaktiebolaget LM Ericsson Class B	2,301,332
3,802	Western Digital Corp.	228,310
141,100	Yokogawa Electric Corp.	1,696,860

		15,585,755

Telecommunication Services – 0.3%
69,800	KDDI Corp.	1,812,720

Common Stocks – (continued)
Transportation – 1.1%
156,261	Deutsche Lufthansa AG (Registered)*	$2,461,278
79,252	Deutsche Post AG (Registered)	2,215,712
46,900	Japan Airlines Co. Ltd.	1,678,687

		6,355,677

Utilities – 0.7%
461,000	Osaka Gas Co. Ltd.	1,665,104
186,586	RWE AG	2,352,362

		4,017,466

TOTAL COMMON STOCKS
(Cost $148,582,078)		$146,616,282

Shares	Description	Rate	Value

Preferred Stock – 0.4%
Household & Personal Products
20,117	Henkel AG & Co. KGaA	1.310%	$2,245,098
(Cost $2,193,236)

Principal Amount	Interest Rate	Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 0.9%
UBS AG
$ 2,150,000	0.083%	05/31/16	$4,869,250
500,000	0.038	10/31/16	846,283

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $2,650,000)			$5,715,533

U.S. Treasury Obligation – 4.1%
United States Treasury Inflation-Protected Securities
$25,134,429	0.375%	07/15/25	$24,364,561
(Cost $24,810,887)

Shares	Distribution Rate	Value

Investment Company(e)(f) – 55.6%
Goldman Sachs Financial Square Government Fund – FST Shares
329,041,062	0.185%	$329,041,062
(Cost $329,041,062)

TOTAL INVESTMENTS – 85.8%
(Cost $507,277,263)		$507,982,536

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.2%		83,840,708

NET ASSETS – 100.0%		$591,823,244

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,715,533, which represents approximately 0.9% of net assets as of December 31, 2015.
(b)	Interest rate is LIBOR as of December 31, 2015 minus a spread.
(c)	Security is linked to the Bloomberg Petroleum Sub Index Total Return (the “BCOMPETR”). The BCOMPETR is a commodity group sub index of the Bloomberg Commodity Index Total Return. The BCOMPETR is composed of futures contracts on crude oil, heating oil, and unleaded gasoline.
(d)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.
(f)	Represents an affiliated issuer.

Investment Abbreviation:
LIBOR	—London Interbank Offered Rate

Currency Abbreviations:
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
JPY	—Japanese Yen
NOK	—Norwegian Krone
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	DKK	870,000	USD	126,898	03/16/16	$126,969	$71
	EUR	1,160,000	USD	1,260,901	03/16/16	1,262,946	2,045
	JPY	106,000,000	USD	870,083	03/16/16	883,417	13,334
	SEK	2,850,000	USD	335,065	03/16/16	338,324	3,259
	USD	3,089,153	NOK	26,800,000	03/16/16	3,025,572	63,581
TOTAL							$82,290

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	CHF	550,000	USD	555,690	03/16/16	$550,825	$(4,865)
	DKK	500,000	USD	73,546	03/16/16	72,971	(575)
	EUR	1,700,000	USD	1,863,965	03/16/16	1,850,869	(13,096)
	NOK	800,000	USD	92,184	03/16/16	90,316	(1,868)
	USD	9,978,033	CHF	10,120,000	03/16/16	10,135,173	(157,140)
	USD	3,101,875	DKK	21,751,093	03/16/16	3,174,381	(72,506)
	USD	62,123,947	EUR	58,480,000	03/16/16	63,669,912	(1,545,966)
	USD	74,534,995	JPY	9,178,000,000	03/16/16	76,490,581	(1,955,586)
	USD	5,396,368	SEK	46,800,000	03/16/16	5,555,638	(159,270)
TOTAL							$(3,910,872)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	48	January 2016	$4,609,733	$115,253
Brent Crude Futures	(7)	January 2016	(263,690)	47,382
CAC 40 Index	124	January 2016	6,250,703	17,378
CBOE Volatility Index	(78)	January 2016	(1,444,950)	(84,462)
Cocoa Futures	9	March 2016	288,990	(7,889)
Coffee ‘C’ Futures	(8)	March 2016	(380,100)	(13,864)
Corn Futures	8	March 2016	143,500	(12,009)
Cotton No. 2 Futures	4	March 2016	126,560	716
DAX Index	(3)	March 2016	(877,985)	(27,649)
Euro-Bund	53	March 2016	9,095,837	(84,641)
Feeder Cattle Futures	(2)	March 2016	(163,650)	(13,902)
FTSE 100 Index	(8)	March 2016	(730,967)	(28,274)
FTSE/MIB Index	43	March 2016	5,009,950	54,525
Gas Oil Futures	(1)	February 2016	(33,425)	7,549
Hang Seng Index	(14)	January 2016	(1,978,955)	17,125
Hard Red Winter Wheat Futures	(2)	March 2016	(46,850)	3,998
IBEX 35 Index	(79)	January 2016	(8,178,638)	113,288
Lean Hogs Futures	(14)	February 2016	(334,880)	(9,103)
Live Cattle Futures	(5)	February 2016	(273,600)	3,795
LME Copper Futures	2	January 2016	235,625	5,374
LME Copper Futures	(2)	January 2016	(235,625)	13,086
LME Copper Futures	(2)	February 2016	(235,563)	(5,489)
LME Lead Futures	2	January 2016	89,838	7,111
LME Lead Futures	(2)	January 2016	(89,838)	(6,689)
LME Lead Futures	2	February 2016	89,875	6,649
LME Nickel Futures	2	January 2016	105,456	(11,095)
LME Nickel Futures	(2)	January 2016	(105,456)	1,343
LME Nickel Futures	1	February 2016	52,809	(1,084)
LME Primary Aluminum Futures	11	January 2016	414,013	(6,368)
LME Primary Aluminum Futures	(11)	January 2016	(414,013)	(3,856)
LME Primary Aluminum Futures	4	February 2016	150,875	973
LME Primary Aluminum Futures	(6)	February 2016	(226,313)	184
LME Zinc Futures	5	January 2016	200,000	8,122
LME Zinc Futures	(5)	January 2016	(200,000)	6,435
LME Zinc Futures	(5)	February 2016	(200,531)	(7,940)
Long Gilt	103	March 2016	17,730,660	(65,920)
mini MSCI Emerging Markets Index Futures	448	March 2016	17,640,000	626,304
Natural Gas Futures	(20)	January 2016	(467,400)	(21,626)
NY Harbor USLD Futures	(5)	January 2016	(236,019)	52,246
OMX Stockholm 30 Index	(689)	January 2016	(11,818,728)	(201,024)
Russell 2000 Mini Index	(3)	March 2016	(339,450)	2,144
S&P 500 E-Mini Index	976	March 2016	99,327,520	(265,247)
S&P/TSX 60 Index	(21)	March 2016	(2,309,590)	(37,295)
Silver Futures	1	March 2016	69,015	(6,521)
Soybean Futures	3	March 2016	129,638	(4,878)
SPI 200 Index	(125)	March 2016	(11,971,174)	(632,249)
Sugar #11 (World) Futures	15	February 2016	256,032	20,078
TSE TOPIX Index	(235)	March 2016	(30,256,042)	450,788
Wheat Futures	(9)	March 2016	(211,500)	3,059
WTI Crude Oil Futures	(8)	January 2016	(296,320)	38,230

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year Australian Government Bonds	(16)	March 2016	$(1,479,463)	$(6,476)
10 Year Canadian Government Bonds	76	March 2016	7,743,904	148,391
10 Year Japanese Government Bonds	96	March 2016	119,038,562	355,189
TOTAL				$561,165

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Markit CDX North America High Yield Index	$54,790	5.000%	12/20/20	4.726%	$590,285	$34,227
Markit CDX North America Investment Grade Index	31,760	1.000	12/20/20	0.885	196,913	(20,693)
TOTAL					$787,198	$13,534

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$69,750	03/16/26	2.250%	3 Month LIBOR	$539,416	$(629,470)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2015.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Deutsche Bank AG	FTSE NAREIT Mortgage Index(b)	$26,947	(0.324)%	06/23/16	$(329,020)
		2,555	(0.407)	06/23/16	(19,379)
JPMorgan Chase Bank, N.A.	S&P GSCI Official Close Index(c)	5,122	(0.100)	01/29/16	(37,275)
UBS AG	S&P GSCI Total Return Index(c)	4,142	(0.120)	02/12/16	73,823
TOTAL					$(311,851)

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

(b)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

(c)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Obligation(a) – 57.6%
United States Treasury Bill
$14,000,000	0.000%	06/23/16	$13,968,535
(Cost $13,970,497)

Shares	Distribution Rate	Value

Investment Company(b)(c) – 35.0%
Goldman Sachs Financial Square Government Fund – FST Shares
8,464,763	0.185%	$8,464,763
(Cost $8,464,763)

TOTAL INVESTMENTS – 92.6%
(Cost $22,435,260)		$22,433,298

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.4%		1,782,823

NET ASSETS – 100.0%		$24,216,121

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Merrill Lynch International	Bloomberg Aluminum Subindex	$609	(0.180)%	04/28/16	$22,641
	Bloomberg Brent Crude 3 Month Forward Subindex	336	(0.180)	04/28/16	(14,552)
	Bloomberg Coffee Subindex	412	(0.180)	04/28/16	23,677
	Bloomberg Cotton Subindex	709	(0.180)	04/28/16	(679)
	Bloomberg Gold Subindex	315	(0.180)	04/28/16	(1,250)
	Bloomberg Heating Oil Subindex	991	(0.150)	04/28/16	(164,400)
	Bloomberg Lean Hogs Subindex	543	(0.200)	04/28/16	25,508
	Bloomberg Live Cattle Subindex	882	(0.200)	04/28/16	29,638
	Bloomberg Natural Gas 3 Month Forward Subindex	153	(0.180)	04/28/16	1,596
	Bloomberg Natural Gas Subindex	401	(0.150)	04/28/16	79,669
	Bloomberg Nickel Subindex	586	(0.180)	04/28/16	(5,209)
	Bloomberg Platinum Subindex	1,572	(0.180)	04/28/16	92,899
	Bloomberg Silver Subindex	531	(0.180)	04/28/16	(9,207)
	Bloomberg Soybean Meal Subindex	756	(0.180)	04/28/16	(54,267)
	Bloomberg Soybean Oil Subindex	452	(0.180)	04/28/16	17,622
	Bloomberg Sugar Subindex	1,125	(0.180)	04/28/16	23,795
	Bloomberg Unleaded Gasoline Subindex	1,109	(0.150)	04/28/16	(43,135)
	Bloomberg Zinc Subindex	510	(0.180)	04/28/16	37,969
	Merrill Lynch Commodity index eXtra (Palladium) Excess Return	701	(0.180)	04/28/16	24,163
UBS AG	Bloomberg Brent Crude 3 Month Forward Subindex	1,212	(0.170)	03/16/16	(38,108)
	Bloomberg Copper Subindex	250	(0.160)	03/16/16	10,680

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
UBS AG (continued)	Bloomberg Natural Gas Subindex	$250	(0.180)%	03/16/16	$780
	Bloomberg WTI Crude Oil 3 Month Forward Subindex	426	(0.170)	03/16/16	(4,670)
TOTAL					$55,160

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d) – 8.6%
JPMorgan Chase Bank, N.A.(e)
$60,000	0.111%	02/09/16	$85,533
652,000	0.174	07/05/16	1,086,394
360,000	0.194	08/09/16	757,031
610,000	0.170	10/12/16	832,352
361,000	0.228	10/23/16	440,425
500,000	0.286	12/05/16	576,603
1,411,000	0.342	12/12/16	1,685,706
UBS AG(f)
500,000	0.194	08/09/16	622,974
450,000	0.352	09/13/16	549,134
480,000	0.272	09/30/16	552,407
670,000	0.047	11/15/16	794,388
250,000	0.063	11/23/16	292,896
560,000	0.083	11/30/16	629,674
290,000	0.252	12/16/16	309,408
790,000	0.143	01/03/17	782,372
500,000	0.272	01/18/17	468,843

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES (Cost $8,444,000)			$10,466,140

Shares	Distribution Rate	Value

Investment Company(d)(g) –72.5%
Goldman Sachs Financial Square Government Fund – FST Shares
88,106,078	0.185%	$88,106,078
(Cost $88,106,078)

TOTAL INVESTMENTS – 81.1%
(Cost $96,550,078)		$98,572,218

OTHER ASSETS IN EXCESS OF LIABILITIES – 18.9%		22,990,906

NET ASSETS – 100.0%		$121,563,124

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,466,140, which represents approximately 8.6% of net assets as of December 31, 2015.
(b)	Interest rate is LIBOR as of December 31, 2015 minus a spread.
(c)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

(e)	Security is linked to the Bloomberg Industrial Metals Sub Index Total Return (the “BCOMINTR”), the Bloomberg Precious Metals Sub Index Total Return (the “BCOMPRTR”), and the Bloomberg Petroleum Sub Index Total Return (the “BCOMPETR”). The BCOMINTR, BCOMPRTR and BCOMPETR are commodity group sub-indices of the Bloomberg Commodity Index Total Return. The BCOMINTR is composed of longer-dates futures contracts on aluminum, copper, nickel and zinc. The BCOMPRTR is composed of futures contracts on gold and silver. The BCOMPETR is composed of futures contracts on crude oil, heating oil, and unleaded gasoline.
(f)

Security is linked to the Bloomberg Grains Sub Index Total

Return (the “BCOMGRTR”), the Bloomberg Livestock Sub Index Total Return (the “BCOMLITR”), and Bloomberg Softs Sub Index Total Return (the “BCOMSOTR”). The BCOMGRTR, BCOMLITR and BCOMSOTR are commodity group sub-indices of the Bloomberg Commodity Index Total Return. The BCOMGRTR is composed of futures contracts on corn, soybeans and wheat. The BCOMLITR is composed of futures contracts on live cattle and lean hogs. The BCOMSOTR is composed of futures contracts on coffee, cotton and sugar.

(g)	Represents an affiliated issuer.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BUBOR	— Budapest Interbank Offered Rate
EURIBOR	— Euro Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
LIBOR	— London Interbank Offered Rate
PRIBOR	— Prague Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	2,280,000	USD	1,653,954	03/16/16	$1,655,503	$1,549
	BRL	80,000	USD	20,130	01/05/16	20,221	91
	CAD	460,000	USD	330,545	03/16/16	332,506	1,961
	CHF	56,000	USD	55,241	03/16/16	56,084	843
	COP	176,000,000	USD	53,452	03/16/16	54,998	1,546
	IDR	1,980,000,000	USD	137,905	03/16/16	139,941	2,036
	INR	1,000,000	USD	14,932	03/16/16	14,948	16
	JPY	207,848,000	USD	1,715,429	03/16/16	1,732,231	16,802
	NZD	5,940,000	USD	3,986,925	03/16/16	4,044,780	57,855
	SEK	5,020,000	USD	593,156	03/16/16	595,926	2,770
	TRY	5,840,000	USD	1,952,528	03/16/16	1,962,329	9,801
	USD	4,770,416	AUD	6,560,000	03/16/16	4,763,201	7,215
	USD	2,085,324	BRL	7,980,000	01/05/16	2,017,062	68,262
	USD	1,981,252	BRL	7,820,000	02/02/16	1,956,560	24,692
	USD	6,765,929	CAD	9,043,000	03/16/16	6,536,636	229,293
	USD	4,271,914	CLP	3,040,000,000	03/16/16	4,255,231	16,683
	USD	2,146,601	COP	6,798,000,000	03/16/16	2,124,307	22,294
	USD	585,105	CZK	14,400,000	03/16/16	580,344	4,761
	USD	1,007,528	EUR	914,000	03/16/16	995,114	12,414
	USD	9,596,807	GBP	6,415,250	03/16/16	9,458,500	138,307
	USD	242,680	HUF	69,700,000	03/16/16	239,901	2,779
	USD	2,772,564	KRW	3,220,000,000	03/16/16	2,735,271	37,293
	USD	5,409,580	MXN	91,124,000	03/16/16	5,259,982	149,598
	USD	3,307,609	MYR	14,040,000	03/16/16	3,248,385	59,224
	USD	4,683,100	NOK	40,600,000	03/16/16	4,583,516	99,584
	USD	2,051,159	RUB	143,000,000	03/16/16	1,920,671	130,488
	USD	407,222	SEK	3,420,000	03/16/16	405,988	1,234
	USD	20,212	TRY	60,000	03/16/16	20,161	51
	USD	2,864,411	ZAR	41,935,000	03/16/16	2,675,612	188,799
TOTAL							$1,288,241

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	7,900,000	USD	2,023,532	01/05/16	$1,996,840	$(26,692)
	CAD	127,000	USD	94,450	03/16/16	91,800	(2,650)
	CHF	227,000	USD	231,871	03/16/16	227,340	(4,531)
	CLP	310,000,000	USD	443,332	03/16/16	433,922	(9,410)
	EUR	558,000	USD	614,318	03/16/16	607,521	(6,797)
	GBP	42,000	USD	62,125	01/04/16	61,916	(209)
	GBP	512,000	USD	767,850	03/16/16	754,882	(12,968)
	HUF	7,900,000	USD	27,265	03/16/16	27,191	(74)
	IDR	28,800,000,000	USD	2,038,814	03/16/16	2,035,498	(3,316)
	KRW	1,860,000,000	USD	1,591,962	03/16/16	1,580,001	(11,961)
	MXN	21,750,000	USD	1,305,615	03/16/16	1,255,483	(50,132)
	MYR	300,000	USD	70,671	03/16/16	69,410	(1,261)
	USD	170,352	AUD	240,000	03/16/16	174,263	(3,911)
	USD	307,242	CAD	429,000	03/16/16	310,098	(2,856)
	USD	104,622	COP	352,000,000	03/16/16	109,997	(5,375)
	USD	3,540,195	CZK	89,915,000	03/16/16	3,623,728	(83,533)
	USD	6,490,955	EUR	6,092,000	03/16/16	6,632,645	(141,690)
	USD	3,648,555	HUF	1,071,150,000	03/16/16	3,686,792	(38,237)
	USD	5,545,563	INR	375,000,000	03/16/16	5,605,556	(59,993)
	USD	10,018,517	JPY	1,226,887,000	03/16/16	10,225,026	(206,509)
	USD	3,187,390	KRW	3,760,000,000	03/16/16	3,193,981	(6,591)
	USD	97,087	MYR	420,000	03/16/16	97,173	(86)
	USD	4,141,406	NZD	6,280,000	03/16/16	4,276,299	(134,893)
	USD	3,858,050	PLN	15,597,000	03/16/16	3,970,530	(112,480)
	USD	6,348,709	SEK	54,760,600	03/16/16	6,500,642	(151,933)
	USD	2,898,124	TRY	8,690,000	03/16/16	2,919,972	(21,848)
	ZAR	7,820,000	USD	508,129	03/16/16	498,946	(9,183)
TOTAL							$(1,109,119)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	15	January 2016	$1,440,541	$(9,375)
BIST 30 Index	(900)	February 2016	(2,748,851)	100,156
CAC 40 Index	37	January 2016	1,865,129	(11,336)
DAX Index	7	March 2016	2,048,632	6,069
DJIA Mini-e-CBOT	19	March 2016	1,647,395	(13,619)
FTSE 100 Index	7	March 2016	639,596	(1,553)
FTSE/JSE Top 40 Index	(101)	March 2016	(3,021,967)	(85,604)
FTSE/MIB Index	13	March 2016	1,514,636	(1,504)
Hang Seng Index	5	January 2016	706,770	(8,655)
H-Shares Index	(41)	January 2016	(2,567,112)	20,019
IBEX 35 Index	9	January 2016	931,744	(13,176)
KOSPI 200 Index	(47)	March 2016	(4,819,048)	(54,780)
MSCI Taiwan Index	(114)	January 2016	(3,470,160)	46,227
NASDAQ 100 E-mini Index	15	March 2016	1,376,325	(6,551)
Nikkei 225 Index	5	March 2016	791,630	(21,961)
OMX Stockholm 30 Index	57	January 2016	977,747	3,071
Russell 2000 Mini Index	(12)	March 2016	(1,357,800)	(1,355)
S&P 500 E-Mini Index	30	March 2016	3,053,100	(19,603)
S&P/TSX 60 Index	4	March 2016	439,922	(11,222)
SET50 Index	(860)	March 2016	(3,798,005)	(10,882)
SGX S&P CNX Nifty Index	(286)	January 2016	(4,546,256)	(19,293)
SPI 200 Index	5	March 2016	478,847	9,029
TSE TOPIX Index	23	March 2016	2,961,230	24,546
TOTAL				$(81,352)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	315,830	03/16/17	0.250%	6 month EURIBOR	$173,715	$938,379
GBP	232,040	03/16/17	1.000	6 month LIBOR	(230,982)	481,858
SEK	2,231,510	03/16/17	0.000	3 month STIBOR	82,712	670,611
	$13,890	03/16/17	0.850	3 month LIBOR	(21,606)	2,115
EUR	49,020	03/16/18	0.250	6 month EURIBOR	187	293,888
GBP	32,210	03/16/18	1.250	6 month LIBOR	121	62,216
JPY	12,204,660	03/16/18	6 month LIBOR	0.250%	252	(291,359)
	$8,440	03/16/18	1.250	3 month LIBOR	(1,057)	(5,638)
CZK	185,000	03/16/21	0.500	6 month PRIBOR	20,998	(89,492)
HUF	1,755,000	03/16/21	2.250	6 month BUBOR	74,334	(21,138)
MXN	230,000	03/16/21	5.750	1 month TIIE	37,565	(807)
PLN	21,000	03/16/21	2.000	6 month WIBOR	6,760	(12,991)
ZAR	75,000	03/16/21	3 month JIBAR	8.250	(52,995)	225,427
CAD	11,710	03/16/26	2.000	3 month BA	(28,843)	88,618
CHF	7,850	03/16/26	0.250	6 month LIBOR	(230,556)	209,403
EUR	43,000	03/16/26	1.000	6 month EURIBOR	(242,084)	75,402
GBP	23,220	03/16/26	6 month LIBOR	2.000	26,755	90,085
JPY	385,670	03/16/26	6 month LIBOR	0.500	50	(19,121)
SEK	10,950	03/16/26	3 month STIBOR	1.500	16,015	7,658
	$54,840	03/16/26	2.250	3 month LIBOR	(74,109)	3,305
EUR	11,010	03/16/46	6 month EURIBOR	1.500	(105,570)	461,969
GBP	8,440	03/16/46	2.250	6 month LIBOR	99,010	129,698
JPY	1,347,560	03/16/46	1.500	6 month LIBOR	667,079	150,182
	$21,990	03/16/46	3 month LIBOR	2.500	804,218	43,052
	TOTAL				$1,021,969	$3,493,320

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2015.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value

Common Stocks – 95.5%
Australia – 5.3%
15,013	Charter Hall Group (REIT) (Diversified)	$49,317
15,302	GPT Group (REIT) (Diversified)	52,994
47,112	Mirvac Group (REIT) (Diversified)	67,443

		169,754

Canada – 2.2%
2,386	RioCan Real Estate Investment Trust (REIT) (Retail)	40,850
1,334	Smart Real Estate Investment Trust (REIT) (Retail)	29,106

		69,956

Finland – 1.3%
15,329	Citycon OYJ (Retail)*	39,814

France – 2.9%
2,092	Klepierre (REIT) (Retail)	92,989

Germany – 2.5%
819	Deutsche Wohnen AG (Residential)	22,647
1,848	Vonovia SE (Residential)	57,090

		79,737

Hong Kong – 5.9%
10,000	China Overseas Land & Investment Ltd. (Diversified)	34,814
9,800	Hongkong Land Holdings Ltd. (Office)	68,431
7,000	Sun Hung Kai Properties Ltd. (Diversified)	84,137

		187,382

Japan – 11.4%
25	Comforia Residential REIT, Inc. (REIT) (Residential)	47,274
41	Japan Retail Fund Investment Corp. (REIT) (Retail)	78,879
3,000	Mitsubishi Estate Co. Ltd. (Diversified)	62,380
5,000	Mitsui Fudosan Co. Ltd. (Office)	125,489
2,800	Sekisui House Ltd. (Residential)	47,079

		361,101

Singapore – 3.0%
7,000	City Developments Ltd. (Diversified)	37,657
57,000	Fortune Real Estate Investment Trust (REIT) (Retail)	58,577

		96,234

Spain – 1.2%
3,166	Merlin Properties Socimi SA (REIT) (Diversified)	39,661

Switzerland – 1.3%
455	PSP Swiss Property AG (Registered) (Office)*	39,899

United Kingdom – 6.4%
3,923	Big Yellow Group PLC (REIT) (Industrial)	46,533
5,472	British Land Co. PLC (REIT) (Diversified)	63,316
761	Derwent London PLC (REIT) (Office)	41,160

Common Stocks – (continued)
United Kingdom – (continued)
5,915	Hammerson PLC (REIT) (Retail)	$52,291

		203,300

United States – 52.1%
1,817	Acadia Realty Trust (REIT) (Retail)	60,234
429	American Tower Corp. (REIT) (Other)	41,592
677	AvalonBay Communities, Inc. (REIT) (Residential)	124,656
845	Boston Properties, Inc. (REIT) (Office)	107,771
2,864	Brixmor Property Group, Inc. (REIT) (Retail)	73,948
1,801	Chesapeake Lodging Trust (REIT) (Hotels)	45,313
1,480	CyrusOne, Inc. (REIT) (Office)	55,426
3,401	DDR Corp. (REIT) (Retail)	57,273
378	Federal Realty Investment Trust (REIT) (Retail)	55,226
1,015	Highwoods Properties, Inc. (REIT) (Office)	44,254
833	Mid-America Apartment Communities, Inc. (REIT) (Residential)	75,645
2,078	Parkway Properties, Inc. (REIT) (Office)	32,479
860	Pebblebrook Hotel Trust (REIT) (Hotels)	24,097
2,624	Physicians Realty Trust (REIT) (Health Care)	44,241
1,219	Post Properties, Inc. (REIT) (Residential)	72,116
2,197	Prologis, Inc. (REIT) (Industrial)	94,295
464	PS Business Parks, Inc. (REIT) (Industrial)	40,568
472	Public Storage (REIT) (Industrial)	116,914
2,197	RLJ Lodging Trust (REIT) (Hotels)	47,521
920	Simon Property Group, Inc. (REIT) (Retail)	178,885
587	Sovran Self Storage, Inc. (REIT) (Industrial)	62,991
1,740	Ventas, Inc. (REIT) (Health Care)	98,188
992	Vornado Realty Trust (REIT) (Diversified)	99,160

		1,652,793

TOTAL COMMON STOCKS
(Cost $2,888,742)		$3,032,620

Shares	Distribution Rate	Value

Investment Company(a)(b) – 1.3%
Goldman Sachs Financial Square Government Fund – FST Shares
42,195	0.185%	$42,195
(Cost $42,195)

TOTAL INVESTMENTS – 96.8%
(Cost $2,930,937)		$3,074,815

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%		100,210

NET ASSETS – 100.0%		$3,175,025

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value

Common Stocks – 99.8%
Australia – 12.0%
1,578,195	Charter Hall Group (REIT) (Diversified)	$5,184,324
2,622,820	GPT Group (REIT) (Diversified)	9,083,344
8,125,065	Mirvac Group (REIT) (Diversified)	11,631,360
1,678,705	Stockland (REIT) (Diversified)	4,983,211
3,399,021	Vicinity Centres (REIT) (Retail)	6,895,514
495,449	Westfield Corp. Trust (REIT) (Retail)	3,408,649

		41,186,402

Canada – 4.9%
92,507	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,110,606
67,706	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	1,313,311
64,091	Canadian Real Estate Investment Trust (REIT) (Diversified)	1,948,159
48,296	Granite Real Estate Investment Trust (REIT) (Industrial)	1,324,938
213,617	H&R Real Estate Investment Trust (REIT) (Diversified)	3,095,339
257,980	RioCan Real Estate Investment Trust (REIT) (Retail)	4,416,815
126,050	Smart Real Estate Investment Trust (REIT) (Retail)	2,750,198

		16,959,366

Finland – 1.3%
1,737,767	Citycon OYJ (Retail)*	4,513,504

France – 11.3%
48,196	Fonciere Des Regions (REIT) (Diversified)	4,310,717
343,659	Klepierre (REIT) (Retail)	15,275,574
75,476	Unibail-Rodamco SE (REIT) (Retail)	19,165,713

		38,752,004

Germany – 4.6%
199,072	Deutsche Wohnen AG (Residential)	5,504,703
330,125	Vonovia SE (Residential)	10,198,580

		15,703,283

Hong Kong – 17.9%
1,138,000	China Overseas Land & Investment Ltd. (Diversified)	3,961,791
5,878,000	Fortune Real Estate Investment Trust (REIT) (Retail)	6,040,596
1,606,600	Hongkong Land Holdings Ltd. (Office)	11,186,595
1,403,500	Kerry Properties Ltd. (Diversified)	3,819,441
7,880,000	Mapletree Greater China Commercial Trust (REIT) (Retail)	5,073,010
4,017,026	Sino Land Co. Ltd. (Diversified)	5,851,826
1,623,475	Sun Hung Kai Properties Ltd. (Diversified)	19,513,496
1,015,000	The Link REIT (REIT) (Retail)	6,051,311

		61,498,066

Common Stocks – (continued)
Japan – 24.5%
3,399	Comforia Residential REIT, Inc. (REIT) (Residential)	$6,427,398
5,968	Japan Retail Fund Investment Corp. (REIT) (Retail)	11,481,694
1,054,000	Mitsubishi Estate Co. Ltd. (Diversified)	21,916,173
828,000	Mitsui Fudosan Co. Ltd. (Office)	20,781,051
322,200	Sekisui House Ltd. (Residential)	5,417,393
474,000	Sumitomo Realty & Development Co. Ltd. (Office)	13,529,232
1,154	Top REIT, Inc. (REIT) (Diversified)	4,371,004

		83,923,945

Netherlands – 1.2%
72,835	Wereldhave NV (REIT) (Diversified)	4,085,592

Norway – 0.5%
223,661	Entra ASA (Office)(a)	1,800,325

Singapore – 2.6%
1,318,100	City Developments Ltd. (Diversified)	7,090,865
3,594,010	OUE Commercial Real Estate Investment Trust (REIT) (Diversified)	1,658,091

		8,748,956

Spain – 2.0%
559,835	Merlin Properties Socimi SA (REIT) (Diversified)	7,013,173

Sweden – 1.3%
313,481	Hufvudstaden AB Class A (Diversified)	4,431,558

Switzerland – 2.1%
80,566	PSP Swiss Property AG (Registered) (Office)*	7,064,820

United Kingdom – 13.6%
416,971	Big Yellow Group PLC (REIT) (Industrial)	4,945,913
915,189	British Land Co. PLC (REIT) (Diversified)	10,589,532
169,262	Derwent London PLC (REIT) (Office)	9,154,956
1,022,642	Hammerson PLC (REIT) (Retail)	9,040,525
345,957	Helical Bar PLC (Diversified)	2,421,271
390,074	Kennedy Wilson Europe Real Estate PLC (Other)	6,936,963
365,815	The UNITE Group PLC (Residential)	3,533,965

		46,623,125

TOTAL INVESTMENTS – 99.8%
(Cost $347,733,806)		$342,304,119

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		719,627

NET ASSETS – 100.0%		$343,023,746

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,800,325, which represents approximately 0.5% of net assets as of December 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value

Common Stocks – 98.8%
Commercial – 27.1%
103,876	Alexandria Real Estate Equities, Inc. (REIT)	$9,386,235
261,896	Boston Properties, Inc. (REIT)	33,402,216
436,690	CyrusOne, Inc. (REIT)	16,354,040
224,122	Highwoods Properties, Inc. (REIT)	9,771,719
326,111	Liberty Property Trust (REIT)	10,125,747
599,339	Parkway Properties, Inc. (REIT)	9,367,669
457,860	Prologis, Inc. (REIT)	19,651,351
101,021	PS Business Parks, Inc. (REIT)	8,832,266
321,075	Vornado Realty Trust (REIT)	32,094,657

		148,985,900

Health Care – 11.3%
198,311	Care Capital Properties, Inc. (REIT)	6,062,367
251,361	HCP, Inc. (REIT)	9,612,045
241,802	Physicians Realty Trust (REIT)	4,076,782
460,207	Ventas, Inc. (REIT)	25,969,481
238,782	Welltower, Inc. (REIT)	16,244,339

		61,965,014

Leisure – 7.2%
601,227	Chesapeake Lodging Trust (REIT)	15,126,871
372,818	Pebblebrook Hotel Trust (REIT)	10,446,360
656,371	RLJ Lodging Trust (REIT)	14,197,305

		39,770,536

Multifamily – 16.4%
201,458	AvalonBay Communities, Inc. (REIT)	37,094,462
154,241	Equity Residential (REIT)	12,584,523
238,602	Mid-America Apartment Communities, Inc. (REIT)	21,667,448
319,815	Post Properties, Inc. (REIT)	18,920,255

		90,266,688

Other – 1.7%
96,941	American Tower Corp. (REIT)	9,398,430

Retail – 24.3%
362,376	Acadia Realty Trust (REIT)	12,012,764
813,858	Brixmor Property Group, Inc. (REIT)	21,013,814
949,373	DDR Corp. (REIT)	15,987,441
130,354	Federal Realty Investment Trust (REIT)	19,044,719
320,117	Simon Property Group, Inc. (REIT)	62,243,550
278,073	WP Glimcher, Inc. (REIT)	2,950,355

		133,252,643

Self Storage – 10.8%
174,387	Public Storage (REIT)	43,195,660
149,835	Sovran Self Storage, Inc. (REIT)	16,078,794

		59,274,454

TOTAL INVESTMENTS – 98.8%
(Cost $396,640,407)		$542,913,665

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		6,368,982

NET ASSETS – 100.0%		$549,282,647

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities

December 31, 2015

Absolute Return Tracker Fund(a)
Assets:
Investments in unaffiliated issuers, at value (cost $179,763,528, $399,244,625, $178,236,201, $13,970,497, $8,444,000, $2,888,742, $347,733,806 and $396,640,407)	$180,989,862
Investments in affiliated issuers, at value (cost $904,143,179, $137,213,970, $329,041,062, $8,464,763, $88,106,078, $42,195, $0 and $0)	904,143,179
Cash	60,614,911
Foreign currencies, at value (cost $132,252, $0, $22,757,557, $0, $4,756,550, $4,696, $99,544 and $0)	134,998
Receivables:
Collateral on certain derivative contracts(b)	46,020,876
Fund shares sold	1,617,824
Dividends and interest	180,005
Reimbursement from investment adviser	43,150
Investments sold	—
Investments sold on an extended-settlement basis	—
Foreign tax reclaims	—
Unrealized gain on swap contracts	541,860
Unrealized gain on forward foreign currency exchange contracts	362,774
Deferred offering costs	—
Variation margin on certain derivative contracts	—
Total assets	1,194,649,439

Liabilities:
Written options, at value (premiums received $3,800,048, $0, $0, $0, $0, $0, $0 and $0)	2,340,014
Variation margin on certain derivative contracts	427,392
Unrealized loss on swap contracts	388,774
Unrealized loss on forward foreign currency exchange contracts	185,519
Payables:
Fund shares redeemed	6,240,879
Management fees	597,891
Investments purchased	421,188
Distribution and Service fees and Transfer Agency fees	76,196
Collateral on certain derivative contracts(b)	20,000
Investments purchased on an extended-settlement basis	—
Forward sale contracts, at value (proceeds received $0, $5,169,727, $0, $0, $0, $0, $0 and $0 )	—
Accrued expenses and other liabilities	278,706
Total liabilities	10,976,559

Net Assets:
Paid-in capital	1,200,167,352
Undistributed (distributions in excess of) net investment income (loss)	1,168,451
Accumulated net realized gain (loss)	(25,345,129)
Net unrealized gain (loss)	7,682,206
NET ASSETS	$1,183,672,880
Net Assets:
Class A	$45,206,588
Class C	18,328,596
Institutional	1,111,353,302
Service	—
Class IR	6,755,427
Class R	2,019,262
Class R6	9,705
Total Net Assets	$1,183,672,880
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	5,215,099
Class C	2,244,667
Institutional	125,387,494
Service	—
Class IR	767,356
Class R	237,593
Class R6	1,095
Net asset value, offering and redemption price per share:(c)
Class A	$8.67
Class C	8.17
Institutional	8.86
Service	—
Class IR	8.80
Class R	8.50
Class R6	8.86

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$11,555,955	$23,372,111	$11,072,810
Commodity Strategy	—	—	—	103,522,891
Dynamic Allocation	4,110,000	12,619,943	—	19,591,014
Dynamic Commodity Strategy	—	—	—	1,860,000
Managed Futures Strategy	3,100,000	3,094,628	—	4,720,943

(c)	Maximum public offering price per share for class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $9.17, $10.98, $10.00, $6.30, $10.80, $11.05, $6.44 and $20.73, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(d)	NAV may not recalculate due to rounding of fractional shares.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund	Global Real Estate Securities Fund		International Real Estate Securities Fund	Real Estate Securities Fund

$402,442,409	$178,941,474	$13,968,535	$10,466,140	$3,032,620		$342,304,119	$542,913,665
137,213,970	329,041,062	8,464,763	88,106,078	42,195		—	—
31,052,002	29,735,823	103,867	6,401,001	61,832		1,772,128	6,216,643
—	23,182,799	—	4,750,699	4,624		99,180	—

103,522,891	36,320,957	1,860,000	10,915,571	—		—	—
3,115,084	801,676	—	533,376	5		296,426	203,824
1,065,067	190,575	1,610	8,639	12,332		1,098,671	2,557,936
25,941	7,537	—	23,388	4,929		76,652	81,413
—	—	38,077	—	—		341,882	—
5,169,727	—	—	—	—		—	—
—	68,563	—	—	14		113,816	—
—	73,823	390,637	—	—		—	—
—	82,290	—	1,288,241	—		—	—
—	—	—	—	102,937		—	—
1,161	356,797	—	572,709	—		—	—
683,608,252	598,803,376	24,827,489	123,065,842	3,261,488		346,102,874	551,973,481

—	—	—	—	—		—	—
561,911	871,131	—	—	—		—	—
49,286,731	385,674	335,477	—	—		—	—
—	3,910,872	—	1,109,119	—		—	—

7,727,764	1,118,237	—	157,464	—		2,657,912	2,093,465
232,576	357,088	64,472	89,001	2,487		281,032	407,057
1,043,331	—	—	—	—		—	—
46,713	65,298	877	15,470	159		16,300	56,530
—	—	—	—	—		—	—
1,130,625	—	—	—	—		—	—
5,157,422	—	—	—	—		—	—
245,732	271,832	210,542	131,664	83,817		123,884	133,782
65,432,805	6,980,132	611,368	1,502,718	86,463		3,079,128	2,690,834

779,782,732	626,181,188	24,586,709	117,147,107	3,042,114		931,426,104	394,194,727
(11,759,714)	3,334,962	(423,786)	(1,240,244)	(18,074)		(5,139,974)	1,388,104
(103,830,638)	(34,620,895)	—	(56,565)	7,197		(577,825,103)	7,426,558
(46,016,933)	(3,072,011)	53,198	5,712,826	143,788		(5,437,281)	146,273,258
$618,175,447	$591,823,244	$24,216,121	$121,563,124	$3,175,025		$343,023,746	$549,282,647

$58,901,307	$43,166,662	$134,858	$24,000,350	$26,430		$7,702,499	$57,935,689
4,577,622	27,913,704	5,937	3,056,490	26,359		1,622,436	15,055,861
544,698,703	510,789,432	24,045,264	87,819,974	3,042,924		333,601,169	463,104,946
—	—	—	—	—		—	2,743,528
6,699,292	9,932,831	15,094	6,489,222	26,447		88,151	7,283,250
1,962,782	11,165	14,968	197,088	26,403		—	3,149,010
1,335,741	9,450	—	—	26,462		9,491	10,363
$618,175,447	$591,823,244	$24,216,121	$121,563,124	3,175,025		$343,023,746	$549,282,647

5,613,665	4,569,361	22,419	2,350,017	2,532		1,264,438	2,957,189
456,103	3,074,835	1,000	307,095	2,526		266,275	791,210
51,416,243	53,546,865	3,976,079	8,477,143	291,393		56,463,293	23,184,661
—	—	—	—	—		—	139,229
632,152	1,043,647	2,500	630,253	2,533		14,583	370,060
189,706	1,193	2,500	19,469	2,530		—	161,732
126,042	991	—	—	2,534		1,607	519

$10.49	$9.45	$6.02	$10.21	$10.44		$6.09	$19.59
10.04	9.08	5.94	9.95	10.43	(d)	6.09	19.03
10.59	9.54	6.05	10.36	10.44		5.91	19.97
—	—	—	—	—		—	19.71
10.60	9.52	6.04	10.30	10.44		6.04	19.68
10.35	9.36	5.99	10.12	10.44		—	19.47
10.60	9.54	—	—	10.44		5.91	19.98	(d)

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2015

Absolute Return Tracker Fund(a)
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $0, $197,565, $0, $1,297, $0, $1,083,083 and $0)	$4,058,903
Dividends — affiliated issuers (net of foreign taxes withheld of $501, $1,297, $172, $26, $0, $0, $0 and $0)	215,227
Interest	—
Total investment income	4,274,130

Expenses:
Management fees	16,927,530
Transfer Agency fees(c)	736,948
Distribution and Service fees(c)	369,727
Custody, accounting and administrative services	179,984
Professional fees	176,010
Registration fees	124,901
Printing and mailing costs	124,680
Trustee fees	29,879
Amortization of offering costs	—
Organization costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	41,577
Total expenses	18,711,236
Less — expense reductions	(8,479,041)
Net expenses	10,232,195
NET INVESTMENT INCOME (LOSS)	(5,958,065)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(29,170,893)
Futures contracts	(4,283,662)
Swap contracts	(1,919,138)
Forward foreign currency exchange contracts	3,641,767
Foreign currency transactions	546,315
Written options	20,078,492
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $0, $0, $0, $0, $0, $0, $198,878 and $0)	3,747,888
Futures contracts	(4,732,726)
Swap contracts	2,609,462
Forward foreign currency exchange contracts	5,177
Foreign currency translation	69,338
Written options	(136,926)
Net realized and unrealized gain (loss)	(9,544,906)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,502,971)

(a)	Statements of Operations for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and includes the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on August 31, 2015.
(c)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Absolute Return Tracker	$133,047	$225,400	$11,280	$101,116	$42,826	$574,912	$—	$13,805	$4,287	$2
Commodity Strategy	213,026	67,538	9,081	110,772	8,780	307,777	—	9,560	2,361	74
Dynamic Allocation	158,654	358,500	79	120,578	68,115	232,880	—	29,551	30	1
Dynamic Commodity Strategy	207	71	89	108	9	11,265	—	24	23	—
Managed Futures Strategy	23,384	17,643	506	17,773	3,352	35,111	—	2,840	192	—
Global Real Estate Securities	22	87	43	17	16	399	—	17	17	1
International Real Estate Securities	22,980	18,549	—	17,465	3,524	148,245	—	206	—	2
Real Estate Securities	156,235	160,738	12,625	118,739	30,540	192,944	1,226	12,651	4,798	2

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund	Global Real Estate Securities Fund(b)	International Real Estate Securities Fund	Real Estate Securities Fund

$—	$4,661,445	$—	$—	$29,504	$11,199,928	$15,689,217
75,768	66,996	4,694	19,355	8	—	—
5,439,199	392,268	1,369	—	—	—	—
5,514,967	5,120,709	6,063	19,355	29,512	11,199,928	15,689,217

4,354,685	6,273,709	226,307	1,004,917	10,938	4,008,568	5,731,778
439,324	451,155	11,429	59,268	467	169,442	360,900
289,645	517,233	367	41,533	152	41,529	329,598
159,640	124,303	84,225	54,756	410	204,574	92,727
236,958	266,241	179,161	155,602	51,164	109,998	107,443
119,725	76,434	69,691	86,696	26,667	80,736	106,150
230,066	94,747	42,693	34,796	22,000	39,111	53,717
25,370	27,266	18,906	24,442	12,090	24,800	25,159
—	—	97,945	—	47,952	—	—
—	—	—	—	12,000	—	—
—	—	—	—	—	—	7,663
—	—	—	—	—	—	7,663
37,016	34,219	6,962	62,185	2,501	28,720	30,289
5,892,429	7,865,307	737,686	1,524,195	186,341	4,707,478	6,853,087
(1,081,903)	(2,086,077)	(533,626)	(318,015)	(175,679)	(779,315)	(1,465,957)
4,810,526	5,779,230	204,060	1,206,180	10,662	3,928,163	5,387,130
704,441	(658,521)	(197,997)	(1,186,825)	18,850	7,271,765	10,302,087

(65,021)	(24,962,488)	—	1,664,018	14,947	15,314,483	36,888,637
1,035,193	(2,864,854)	—	2,086,882	—	—	—
(369,503,437)	(11,503,871)	(9,194,380)	(226,934)	—	—	—
—	10,943,330	—	5,540,918	—	—	(42,418)
—	(3,097,601)	—	(266,030)	(2,571)	(127,432)	69,762
—	—	—	—	—	—	—

(3,717,606)	(3,497,019)	(1,962)	768,085	143,878	(26,842,428)	(26,302,117)
1,247,979	(5,641,502)	—	(785,770)	—	—	—
58,656,951	102,361	2,142,318	2,873,186	—	—	—
—	(4,960,864)	—	(1,218,762)	—	—	(34,345)
—	812,225	—	94,778	(90)	(69,718)	56
—	—	—	—	—	—	—
(312,345,941)	(44,670,283)	(7,054,024)	10,530,371	156,164	(11,725,095)	10,579,575
$(311,641,500)	$(45,328,804)	$(7,252,021)	$9,343,546	$175,014	$(4,453,330)	$20,881,662

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund(a)
	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income (loss)	$(5,958,065)	$(10,929,129)
Net realized gain (loss)	(11,107,119)	105,134,057
Net change in unrealized gain (loss)	1,562,213	(36,079,842)
Net increase (decrease) in net assets resulting from operations	(15,502,971)	58,125,086

Distributions to shareholders:
From net investment income
Class A Shares	(115,078)	—
Class C Shares	—	—
Institutional Shares	(7,926,420)	(8,153,948)
Class IR Shares	(37,462)	(5,005)
Class R Shares	(3,919)	—
Class R6 Shares	(71)	—
From net realized gains
Class A Shares	(494,138)	(2,391,928)
Class C Shares	(214,987)	(1,140,755)
Institutional Shares	(12,340,757)	(68,803,230)
Class IR Shares	(71,185)	(303,610)
Class R Shares	(27,242)	(87,089)
Class R6 Shares	(104)	—
Total distributions to shareholders	(21,231,363)	(80,885,565)

From share transactions:
Proceeds from sales of shares	712,929,377	776,459,757
Reinvestment of distributions	11,712,590	58,717,510
Cost of shares redeemed	(1,482,138,840)	(582,656,204)
Net increase (decrease) in net assets resulting from share transactions	(757,496,873)	252,521,063
TOTAL INCREASE (DECREASE)	(794,231,207)	229,760,584

Net assets:
Beginning of year	1,977,904,087	1,748,143,503
End of year	$1,183,672,880	$1,977,904,087
Undistributed (distributions in excess of) net investment income (loss)	$1,168,451	$4,444,066

(a)	Statements of Changes in Net Assets for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 30, 2014.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)		Dynamic Allocation Fund(a)		Dynamic Commodity Strategy Fund(a)		Managed Futures Strategy Fund
For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2015	For the Period Ended December 31, 2014(b)	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

$704,441	$(3,471,842)	$(658,521)	$(3,323,577)	$(197,997)	$(184,746)	$(1,186,825)	$(1,114,945)
(368,533,265)	(323,372,556)	(31,485,484)	50,859,948	(9,194,380)	(6,031,766)	8,798,854	(2,139,718)
56,187,324	(120,541,920)	(13,184,799)	(27,986,826)	2,140,356	(2,087,158)	1,731,517	416,806
(311,641,500)	(447,386,318)	(45,328,804)	19,549,545	(7,252,021)	(8,303,670)	9,343,546	(2,837,857)

(112,173)	—	(55,579)	(375,195)	—	—	(874,511)	—
—	—	—	—	—	—	(101,551)	—
(2,960,017)	(901,234)	(3,645,142)	(6,603,398)	—	—	(3,314,600)	—
(33,309)	(2,606)	(46,536)	(224,358)	—	—	(244,828)	—
(675)	—	—	(50)	—	—	(7,072)	—
(4,381)	—	(70)	—	—	—	—	—

—	—	(1,318,906)	(4,315,196)	—	—	—	(27,556)
—	—	(857,180)	(2,376,606)	—	—	—	(9,019)
—	—	(14,259,852)	(34,020,496)	—	—	—	(830,088)
—	—	(292,606)	(1,453,940)	—	—	—	(3,992)
—	—	(321)	(647)	—	—	—	(796)
—	—	(264)	—	—	—	—	—
(3,110,555)	(903,840)	(20,476,456)	(49,369,886)	—	—	(4,542,562)	(871,451)

635,770,625	896,376,938	86,161,534	137,756,095	764,188	40,053,175	56,406,462	16,538,574
2,250,361	745,658	20,186,598	48,408,082	—	—	4,539,441	870,756
(572,533,764)	(1,042,611,953)	(240,278,577)	(403,654,580)	(45,551)	(1,000,000)	(36,635,075)	(31,236,213)
65,487,222	(145,489,357)	(133,930,445)	(217,490,403)	718,637	39,053,175	24,310,828	(13,826,883)
(249,264,833)	(593,779,515)	(199,735,705)	(247,310,744)	(6,533,384)	30,749,505	29,111,812	(17,536,191)

867,440,280	1,461,219,795	791,558,949	1,038,869,693	30,749,505	—	92,451,312	109,987,503
$618,175,447	$867,440,280	$591,823,244	$791,558,949	$24,216,121	$30,749,505	$121,563,124	$92,451,312
$(11,759,714)	$(16,900,562)	$3,334,962	$(354,767)	$(423,786)	$(53,198)	$(1,240,244)	$1,227,578

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets (continued)

December 31, 2015

Global Real Estate Securities Fund(a)
For the Period Ended December 31, 2015
From operations:
Net investment income	$18,850
Net realized gain	12,376
Net change in unrealized gain (loss)	143,788
Net increase (decrease) in net assets resulting from operations	175,014

Distributions to shareholders:
From net investment income
Class A Shares	(291)
Class B Shares(b)	—
Class C Shares	(242)
Institutional Shares	(36,563)
Service Shares	—
Class IR Shares	(309)
Class R Shares	(276)
Class R6 Shares	(320)

From net realized gains
Class A Shares	(36)
Class C Shares	(36)
Institutional Shares	(4,140)
Service Shares	—
Class IR Shares	(36)
Class R Shares	(36)
Class R6 Shares	(36)
Total distributions to shareholders	(42,321)

From share transactions:
Proceeds from sales of shares	3,000,035
Reinvestment of distributions	42,321
Cost of shares redeemed	(24)
Net increase (decrease) in net assets resulting from share transactions	3,042,332
TOTAL INCREASE (DECREASE)	3,175,025

Net assets:
Beginning of period	—
End of period	$3,175,025
Undistributed (distributions in excess of) net investment income (loss)	$(18,074)

(a)	Commenced operations on August 31, 2015.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

International Real Estate Securities Fund		Real Estate Securities Fund
For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

$7,271,765	$13,551,050	$10,302,087	$8,051,374
15,187,051	27,201,176	36,915,981	48,073,124
(26,912,146)	(33,689,361)	(26,336,406)	90,543,112
(4,453,330)	7,062,865	20,881,662	146,667,610

(204,270)	(381,081)	(991,073)	(936,693)
—	—	—	(7,426)
(26,951)	(56,634)	(176,162)	(146,583)
(10,065,205)	(15,209,932)	(8,967,061)	(8,797,749)
—	—	(45,878)	(51,405)
(2,423)	(17,794)	(114,572)	(61,153)
—	—	(35,673)	(16,549)
(163)	—	(65)	—

—	—	(1,499,743)	—
—	—	(395,839)	—
—	—	(12,016,644)	—
—	—	(70,772)	—
—	—	(186,101)	—
—	—	(78,474)	—
—	—	(261)	—
(10,299,012)	(15,665,441)	(24,578,318)	(10,017,558)

61,041,148	89,554,549	123,309,287	140,510,270
10,282,846	14,792,193	23,792,030	9,551,570
(105,370,720)	(109,099,521)	(198,432,801)	(171,676,700)
(34,046,726)	(4,752,779)	(51,331,484)	(21,614,860)
(48,799,068)	(13,355,355)	(55,028,140)	115,035,192

391,822,814	405,178,169	604,310,787	489,275,595
$343,023,746	$391,822,814	$549,282,647	$604,310,787
$(5,139,974)	$(10,539,438)	$1,388,104	$1,050,857

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$9.01	$(0.07)	$(0.15)	$(0.22)	$(0.02)	$(0.10)	$(0.12)
2015 - C	8.54	(0.13)	(0.14)	(0.27)	—	(0.10)	(0.10)
2015 - Institutional	9.22	(0.03)	(0.17)	(0.20)	(0.06)	(0.10)	(0.16)
2015 - IR	9.15	(0.04)	(0.16)	(0.20)	(0.05)	(0.10)	(0.15)
2015 - R	8.85	(0.09)	(0.15)	(0.24)	(0.01)	(0.10)	(0.11)
2015 - R6 (Commenced July 31, 2015)	9.30	(0.01)	(0.26)	(0.27)	(0.07)	(0.10)	(0.17)
2014 - A	9.12	(0.09)	0.33	0.24	—	(0.35)	(0.35)
2014 - C	8.72	(0.15)	0.32	0.17	—	(0.35)	(0.35)
2014 - Institutional	9.32	(0.05)	0.34	0.29	(0.04)	(0.35)	(0.39)
2014 - IR	9.24	(0.07)	0.34	0.27	(0.01)	(0.35)	(0.36)
2014 - R	8.98	(0.11)	0.33	0.22	—	(0.35)	(0.35)
2013 - A	8.95	(0.12)	0.82	0.70	—	(0.53)	(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - IR	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)
2012 - A	8.79	(0.13)	0.33	0.20	—	(0.04)	(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)
2011 - A	9.25	(0.12)	(0.23)	(0.35)	—	(0.11)	(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$8.67	(2.45)%	$45,207	1.04%		1.60%		(0.74)%		213%
8.17	(3.20)	18,329	1.79		2.35		(1.51)		213
8.86	(2.18)	1,111,353	0.64		1.20		(0.36)		213
8.80	(2.23)	6,755	0.79		1.35		(0.49)		213
8.50	(2.71)	2,019	1.29		1.85		(0.97)		213
8.86	(2.98)	10	0.64	(d)	1.21	(d)	(0.22	)(d)	213
9.01	2.61	64,120	1.05		1.59		(0.96)		134
8.54	1.92	28,736	1.80		2.34		(1.69)		134
9.22	3.09	1,874,703	0.65		1.19		(0.54)		134
9.15	2.85	8,046	0.81		1.34		(0.73)		134
8.85	2.42	2,299	1.30		1.84		(1.19)		134
9.12	7.90	105,432	1.55		1.59		(1.33)		163
8.72	7.02	29,942	2.30		2.34		(2.08)		163
9.32	8.33	1,589,475	1.15		1.19		(0.92)		163
9.24	8.15	21,565	1.30		1.34		(1.08)		163
8.98	7.54	1,729	1.80		1.84		(1.57)		163
8.95	2.30	133,654	1.55		1.59		(1.44)		79
8.65	1.55	37,525	2.30		2.34		(2.19)		79
9.10	2.72	1,355,193	1.15		1.19		(1.04)		79
9.04	2.51	17,085	1.30		1.34		(1.19)		79
8.85	1.98	1,988	1.80		1.84		(1.69)		79
8.79	(3.77)	493,429	1.56		1.59		(1.31)		105
8.56	(4.50)	60,598	2.31		2.34		(2.06)		105
8.90	(3.51)	1,314,751	1.16		1.19		(0.88)		105
8.86	(3.63)	16,341	1.31		1.34		(1.02)		105
8.72	(4.00)	1,258	1.81		1.84		(1.54)		105

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,*
2015 - A	$15.58	$(0.03)	$(5.04)	$(5.07)	$(0.02)
2015 - C	14.99	(0.13)	(4.82)	(4.95)	—
2015 - Institutional	15.72	0.02	(5.10)	(5.08)	(0.05)
2015 - IR	15.74	— (d)	(5.08)	(5.08)	(0.06)
2015 - R	15.38	(0.06)	(4.97)	(5.03)	— (d)
2015 - R6 (Commenced July 31, 2015)	13.48	0.02	(2.86)	(2.84)	(0.04)
2014 - A	22.54	(0.13)	(6.83)	(6.96)	—
2014 - C	21.85	(0.26)	(6.60)	(6.86)	—
2014 - Institutional	22.69	(0.04)	(6.91)	(6.95)	(0.02)
2014 - IR	22.72	(0.05)	(6.93)	(6.98)	0.00 (d)
2014 - R	22.31	(0.16)	(6.77)	(6.93)	—
2013 - A	22.94	(0.21)	(0.19)	(0.40)	—
2013 - C	22.40	(0.36)	(0.19)	(0.55)	—
2013 - Institutional	23.01	(0.13)	(0.19)	(0.32)	—
2013 - IR	23.06	(0.15)	(0.19)	(0.34)	—
2013 - R	22.76	(0.25)	(0.20)	(0.45)	—
2012 - A	23.53	(0.14)	(0.29)	(0.43)	(0.16)
2012 - C	23.12	(0.32)	(0.28)	(0.60)	(0.12)
2012 - Institutional	23.56	(0.07)	(0.28)	(0.35)	(0.20)
2012 - IR	23.63	(0.11)	(0.28)	(0.39)	(0.18)
2012 - R	23.38	(0.20)	(0.27)	(0.47)	(0.15)
2011 - A	24.14	(0.15)	0.02	(0.13)	(0.48)
2011 - C	23.81	(0.33)	0.04	(0.29)	(0.40)
2011 - Institutional	24.15	(0.07)	0.00	(0.07)	(0.52)
2011 - IR	24.20	(0.09)	0.04	(0.05)	(0.52)
2011 - R	24.03	(0.21)	0.04	(0.17)	(0.48)

*	All per share amounts representing data prior to November 6, 2015 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$10.49	(32.43)%	$58,901	0.85%		0.97%		(0.21)%	506%
10.04	(32.95)	4,578	1.60		1.72		(0.97)	506
10.59	(32.38)	544,699	0.51		0.63		0.12	506
10.60	(32.15)	6,699	0.60		0.72		0.03	506
10.35	(32.88)	1,963	1.10		1.23		(0.44)	506
10.60	(21.23)	1,336	0.51	(e)	0.64	(e)	0.35 (e)	506
15.58	(31.03)	85,200	0.88		0.95		(0.59)	234
14.99	(31.32)	8,149	1.62		1.71		(1.27)	234
15.72	(30.62)	764,809	0.53		0.62		(0.17)	234
15.74	(30.80)	7,740	0.61		0.71		(0.24)	234
15.38	(31.00)	1,542	1.12		1.21		(0.77)	234
22.54	(1.57)	401,248	0.92		0.95		(0.91)	266
21.85	(2.50)	11,444	1.67		1.70		(1.64)	266
22.69	(1.39)	1,039,008	0.58		0.61		(0.56)	266
22.72	(1.39)	7,991	0.67		0.70		(0.64)	266
22.31	(1.93)	1,528	1.17		1.20		(1.13)	266
22.94	(1.91)	353,082	0.92		0.96		(0.59)	690
22.40	(2.64)	13,994	1.67		1.71		(1.39)	690
23.01	(1.57)	742,974	0.58		0.62		(0.29)	690
23.06	(1.81)	7,045	0.67		0.71		(0.45)	690
22.76	(2.14)	1,450	1.17		1.21		(0.86)	690
23.53	(0.56)	205,561	0.92		0.95		(0.61)	581
23.12	(1.26)	15,273	1.67		1.70		(1.36)	581
23.56	(0.41)	668,618	0.58		0.61		(0.27)	581
23.63	(0.28)	19,007	0.67		0.70		(0.37)	581
23.38	(0.83)	1,063	1.17		1.20		(0.87)	581

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$10.49	$(0.04)	$(0.71)	$(0.75)	$(0.01)	$(0.28)	$(0.29)
2015 - C	10.15	(0.11)	(0.68)	(0.79)	—	(0.28)	(0.28)
2015 - Institutional	10.61	— (d)	(0.72)	(0.72)	(0.07)	(0.28)	(0.35)
2015 - IR	10.57	(0.01)	(0.72)	(0.73)	(0.04)	(0.28)	(0.32)
2015 - R	10.40	(0.05)	(0.71)	(0.76)	—	(0.28)	(0.28)
2015 - R6 (Commenced July 31, 2015)	10.46	(0.01)	(0.56)	(0.57)	(0.07)	(0.28)	(0.35)
2014 - A	10.89	(0.08)	0.32	0.24	(0.05)	(0.59)	(0.64)
2014 - C	10.60	(0.15)	0.29	0.14	—	(0.59)	(0.59)
2014 - Institutional	11.02	(0.03)	0.32	0.29	(0.11)	(0.59)	(0.70)
2014 - IR	10.99	(0.05)	0.31	0.26	(0.09)	(0.59)	(0.68)
2014 - R	10.83	(0.10)	0.30	0.20	(0.04)	(0.59)	(0.63)
2013 - A	10.70	(0.13)	0.68	0.55	—	(0.36)	(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (d)	(0.36)	(0.36)
2013 - IR	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)
2012 - A	10.29	(0.07)	0.86	0.79	—	(0.38)	(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)
2011 - A	10.54	(0.03)	(0.15)	(0.18)	(0.04)	(0.03)	(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Amount is less than 0.005%.
(f)	Annualized.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of year	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.45	(7.17)%	$43,167	1.13%		1.43%		(0.39)%		241%
9.08	(7.82)	27,914	1.88		2.18		(1.14)		241
9.54	(6.84)	510,789	0.73		1.03		—	(e)	241
9.52	(6.90)	9,933	0.88		1.18		(0.14)		241
9.36	(7.35)	11	1.33		1.65		(0.49)		241
9.54	(5.48)	9	0.77	(f)	0.97	(f)	(0.21	)(f)	241
10.49	2.19	78,100	1.23		1.42		(0.70)		211
10.15	1.29	41,299	1.97		2.17		(1.42)		211
10.61	2.61	645,286	0.81		1.02		(0.25)		211
10.57	2.33	26,862	0.97		1.17		(0.43)		211
10.40	1.85	12	1.49		1.62		(0.92)		211
10.89	5.21	169,197	1.30		1.37		(1.18)		311
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311
10.70	7.66	291,432	1.38		1.38		(0.61)		177
10.50	6.86	76,580	2.13		2.13		(1.32)		177
10.78	8.06	853,273	0.97		0.97		(0.37)		177
10.76	7.89	59,935	1.13		1.14		(0.31)		177
10.67	7.48	11	1.63		1.64		(0.84)		177
10.29	(1.72)	165,877	1.39		1.47		(0.32)		297
10.18	(2.43)	56,025	2.14		2.22		(1.22)		297
10.35	(1.38)	199,083	0.99		1.07		0.08		297
10.33	(1.47)	56,972	1.14		1.22		(0.22)		297
10.28	(2.04)	10	1.64		1.72		(0.49)		297

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2015 - A	$7.86	$(0.07)	$(1.77)	$(1.84)
2015 - C	7.82	(0.13)	(1.75)	(1.88)
2015 - Institutional	7.88	(0.05)	(1.78)	(1.83)
2015 - IR	7.87	(0.06)	(1.77)	(1.83)
2015 - R	7.84	(0.09)	(1.76)	(1.85)
FOR THE PERIOD ENDED DECEMBER 31,
2014 - A (Commenced April 30, 2014)	10.00	(0.06)	(2.08)	(2.14)
2014 - C (Commenced April 30, 2014)	10.00	(0.12)	(2.06)	(2.18)
2014 - Institutional (Commenced April 30, 2014)	10.00	(0.05)	(2.07)	(2.12)
2014 - IR (Commenced April 30, 2014)	10.00	(0.05)	(2.08)	(2.13)
2014 - R (Commenced April 30, 2014)	10.00	(0.08)	(2.08)	(2.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$6.02	(23.54)%	$135	1.06%		2.68%		(1.02)%		—%
5.94	(24.17)	6	1.82		3.71		(1.81)		—
6.05	(23.35)	24,045	0.72		2.61		(0.70)		—
6.04	(23.38)	15	0.81		2.70		(0.80)		—
5.99	(23.72)	15	1.31		3.20		(1.30)		—

7.86	(21.40)	53	1.08	(d)	2.50	(d)	(1.07	)(d)	—
7.82	(21.80)	8	1.87	(d)	3.48	(d)	(1.87	)(d)	—
7.88	(21.20)	30,649	0.76	(d)	2.38	(d)	(0.76	)(d)	—
7.87	(21.30)	20	0.86	(d)	2.47	(d)	(0.86	)(d)	—
7.84	(21.60)	20	1.36	(d)	2.97	(d)	(1.36	)(d)	—

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$9.67	$(0.16)	$1.10	$0.94	$(0.40)	$—	$(0.40)
2015 - C	9.45	(0.23)	1.07	0.84	(0.34)	—	(0.34)
2015 - Institutional	9.77	(0.12)	1.12	1.00	(0.41)	—	(0.41)
2015 - IR	9.73	(0.13)	1.11	0.98	(0.41)	—	(0.41)
2015 - R	9.59	(0.18)	1.09	0.91	(0.38)	—	(0.38)
2014 - A	10.04	(0.14)	(0.14)	(0.28)	—	(0.09)	(0.09)
2014 - C	9.89	(0.21)	(0.14)	(0.35)	—	(0.09)	(0.09)
2014 - Institutional	10.11	(0.11)	(0.14)	(0.25)	—	(0.09)	(0.09)
2014 - IR	10.08	(0.12)	(0.14)	(0.26)	—	(0.09)	(0.09)
2014 - R	9.99	(0.17)	(0.14)	(0.31)	—	(0.09)	(0.09)
2013 - A	10.56	(0.15)	(0.37)	(0.52)	—	—	—
2013 - C	10.48	(0.22)	(0.37)	(0.59)	—	—	—
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)	—	—	—
2013 - IR	10.58	(0.13)	(0.37)	(0.50)	—	—	—
2013 - R	10.53	(0.17)	(0.37)	(0.54)	—	—	—

FOR THE PERIOD ENDED DECEMBER 31,
2012 - A (Commenced February 29, 2012)	10.00	(0.12)	0.68	0.56	—	—	—
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48	—	—	—
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59	—	—	—
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58	—	—	—
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$10.21	9.69%	$24,000	1.56%		1.84%		(1.53)%		196%
9.95	8.93	3,056	2.30		2.60		(2.28)		196
10.36	10.24	87,820	1.14		1.46		(1.12)		196
10.30	10.08	6,489	1.31		1.60		(1.26)		196
10.12	9.47	197	1.79		2.11		(1.77)		196
9.67	(2.75)	2,698	1.51		1.96		(1.50)		343
9.45	(3.50)	897	2.26		2.69		(2.26)		343
9.77	(2.43)	88,381	1.11		1.54		(1.10)		343
9.73	(2.54)	391	1.26		1.69		(1.25)		343
9.59	(3.06)	85	1.76		2.20		(1.75)		343
10.04	(4.83)	1,344	1.46		2.64		(1.54)		—
9.89	(5.63)	1,536	2.21		3.34		(2.28)		—
10.11	(4.44)	106,635	1.07		2.18		(1.12)		—
10.08	(4.64)	384	1.21		2.32		(1.27)		—
9.99	(5.13)	89	1.69		2.82		(1.79)		—

10.56	5.50	272	1.44	(d)	8.63	(d)	(1.47	)(d)	—
10.48	4.80	339	2.15	(d)	7.43	(d)	(2.18	)(d)	—
10.59	5.80	19,401	1.06	(d)	8.04	(d)	(1.09	)(d)	—
10.58	5.70	410	1.20	(d)	5.65	(d)	(1.21	)(d)	—
10.53	5.30	11	1.72	(d)	8.98	(d)	(1.75	)(d)	—

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE PERIOD ENDED DECEMBER 31,
2015 - A (Commenced August 31, 2015)	$10.00	$0.05	$0.52	$0.57	$(0.12)	$(0.01)	$(0.13)
2015 - C (Commenced August 31, 2015)	10.00	0.02	0.52	0.54	(0.10)	(0.01)	(0.11)
2015 - Institutional (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	(0.14)
2015 - IR (Commenced August 31, 2015)	10.00	0.06	0.51	0.57	(0.12)	(0.01)	(0.13)
2015 - R (Commenced August 31, 2015)	10.00	0.04	0.52	0.56	(0.11)	(0.01)	(0.12)
2015 - R6 (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.44	5.71%	$26	1.40	%(d)	15.24	%(d)	1.43	%(d)	14%
10.43	5.41	26	2.15	(d)	16.01	(d)	0.68	(d)	14
10.44	5.81	3,043	1.00	(d)	14.86	(d)	1.83	(d)	14
10.44	5.78	26	1.15	(d)	15.02	(d)	1.68	(d)	14
10.44	5.65	26	1.65	(d)	15.51	(d)	1.18	(d)	14
10.44	5.82	26	0.97	(d)	14.85	(d)	1.85	(d)	14

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$6.38	$0.10		$(0.24)	$(0.14)	$(0.15)
2015 - C	6.38	0.05		(0.24)	(0.19)	(0.10)
2015 - Institutional	6.19	0.12		(0.22)	(0.10)	(0.18)
2015 - IR	6.33	0.11		(0.24)	(0.13)	(0.16)
2015 - R6 (Commenced July 31, 2015)	6.33	0.05		(0.37)	(0.32)	(0.10)
2014 - A	6.54	0.21	(e)	(0.14)	0.07	(0.23)
2014 - C	6.53	0.16	(e)	(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(e)	(0.12)	0.10	(0.26)
2014 - IR	6.48	0.20	(e)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(f)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(f)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(f)	0.20	0.38	(0.32)
2013 - IR	6.40	0.18	(f)	0.20	0.38	(0.30)
2012 - A	4.94	0.12		1.95	2.07	(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)
2011 - A	6.32	0.13		(1.34)	(1.21)	(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from corporate actions which amounted to $0.10 per share and 1.50% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.09	(2.25)%	$7,702	1.41%		1.62%		1.50%		45%
6.09	(3.03)	1,622	2.16		2.37		0.76		45
5.91	(1.73)	333,601	1.01		1.22		1.92		45
6.04	(2.04)	88	1.17		1.37		1.64		45
5.91	(5.03)	9	0.99	(d)	1.15	(d)	1.91	(d)	45
6.38	1.05	10,017	1.46		1.61		3.13	(e)	50
6.38	0.44	1,962	2.21		2.36		2.42	(e)	50
6.19	1.53	379,651	1.05		1.21		3.42	(e)	50
6.33	1.38	193	1.21		1.35		2.98	(e)	50
6.54	5.81	14,542	1.48		1.60		2.24	(f)	45
6.53	4.90	2,514	2.23		2.35		1.65	(f)	45
6.35	6.15	387,178	1.08		1.20		2.79	(f)	45
6.48	6.11	944	1.23		1.35		2.70	(f)	45
6.46	42.31	23,019	1.52		1.63		2.01		55
6.46	41.43	2,253	2.27		2.37		1.23		55
6.29	42.78	314,518	1.12		1.22		2.35		55
6.40	42.62	2,043	1.27		1.36		2.25		55
4.94	(19.46)	83,295	1.53		1.64		2.15		67
4.95	(20.20)	1,980	2.28		2.39		1.37		67
4.84	(19.14)	183,167	1.13		1.24		2.56		67
4.92	(19.26)	16	1.28		1.39		2.59		67

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$19.83	$0.29		$0.30	$0.59	$(0.31)	$(0.52)	$(0.83)
2015 - C	19.32	0.14		0.30	0.44	(0.21)	(0.52)	(0.73)
2015 - Institutional	20.18	0.38		0.30	0.68	(0.37)	(0.52)	(0.89)
2015 - Service	19.94	0.27		0.32	0.59	(0.30)	(0.52)	(0.82)
2015 - IR	19.90	0.35		0.30	0.65	(0.35)	(0.52)	(0.87)
2015 - R	19.73	0.27		0.27	0.54	(0.28)	(0.52)	(0.80)
2015 - R6 (Commenced July 31, 2015)	19.93	0.22		0.48	0.70	(0.13)	(0.52)	(0.65)
2014 - A	15.54	0.21	(e)	4.36	4.57	(0.28)	—	(0.28)
2014 - C	15.18	0.07	(e)	4.25	4.32	(0.18)	—	(0.18)
2014 - Institutional	15.80	0.27	(e)	4.44	4.71	(0.33)	—	(0.33)
2014 - Service	15.63	0.18	(e)	4.39	4.57	(0.26)	—	(0.26)
2014 - IR	15.59	0.31	(e)	4.31	4.62	(0.31)	—	(0.31)
2014 - R	15.48	0.19	(e)	4.31	4.50	(0.25)	—	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)	—	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)	—	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)	—	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)	—	(0.22)
2013 - IR	15.49	0.22		0.15	0.37	(0.27)	—	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)	—	(0.21)
2012 - A	13.48	0.12		2.05	2.17	(0.21)	—	(0.21)
2012 - C	13.22	0.04		1.99	2.03	(0.13)	—	(0.13)
2012 - Institutional	13.67	0.21		2.05	2.26	(0.25)	—	(0.25)
2012 - Service	13.57	0.14		2.02	2.16	(0.20)	—	(0.20)
2012 - IR	13.51	0.19		2.03	2.22	(0.24)	—	(0.24)
2012 - R	13.45	0.13		2.00	2.13	(0.19)	—	(0.19)
2011 - A	12.47	0.13		1.08	1.21	(0.20)	—	(0.20)
2011 - C	12.26	0.03		1.06	1.09	(0.13)	—	(0.13)
2011 - Institutional	12.62	0.18		1.11	1.29	(0.24)	—	(0.24)
2011 - Service	12.55	0.11		1.10	1.21	(0.19)	—	(0.19)
2011 - IR	12.50	0.20		1.04	1.24	(0.23)	—	(0.23)
2011 - R	12.44	0.10		1.08	1.18	(0.17)	—	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$19.59	3.14%	$57,936	1.26%		1.51%		1.44%		41%
19.03	2.39	15,056	2.01		2.26		0.73		41
19.97	3.56	463,105	0.86		1.11		1.88		41
19.71	3.09	2,744	1.36		1.61		1.35		41
19.68	3.44	7,283	1.01		1.26		1.77		41
19.47	2.89	3,149	1.50		1.77		1.38		41
19.98	3.64	10	0.91	(d)	1.07	(d)	2.65	(d)	41
19.83	29.63	73,103	1.39		1.52		1.15	(e)	52
19.32	28.64	16,497	2.14		2.26		0.39	(e)	52
20.18	30.10	502,407	0.99		1.11		1.49	(e)	52
19.94	29.49	3,527	1.49		1.61		0.98	(e)	52
19.90	29.94	6,900	1.14		1.27		1.70	(e)	52
19.73	29.29	1,877	1.64		1.77		1.05	(e)	52
15.54	2.13	51,599	1.41		1.51		0.99		61
15.18	1.35	12,375	2.16		2.26		0.29		61
15.80	2.54	419,564	1.01		1.11		1.46		61
15.63	2.03	3,342	1.51		1.61		0.88		61
15.59	2.33	808	1.16		1.26		1.33		61
15.48	1.90	802	1.66		1.76		0.90		61
15.44	16.11	63,171	1.44		1.51		0.80		40
15.12	15.34	12,403	2.19		2.26		0.25		40
15.68	16.59	381,641	1.04		1.11		1.40		40
15.53	15.93	4,694	1.54		1.61		0.91		40
15.49	16.45	540	1.19		1.26		1.26		40
15.39	15.90	521	1.69		1.76		0.88		40
13.48	9.79	166,917	1.44		1.51		0.98		46
13.22	8.91	10,954	2.19		2.26		0.22		46
13.67	10.32	402,103	1.04		1.11		1.38		46
13.57	9.71	4,670	1.54		1.61		0.83		46
13.51	9.99	443	1.19		1.26		1.57		46
13.45	9.51	245	1.69		1.76		0.74		46

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR, R and R6	Diversified
Commodity Strategy and Dynamic Allocation	A, C, Institutional, IR, R and R6	Non-diversified
Dynamic Commodity Strategy and Managed Futures Strategy	A, C, Institutional, IR and R	Non-diversified
Global Real Estate Securities (commenced August 31, 2015)	A, C, Institutional, IR, R and R6	Non-diversified
International Real Estate Securities	A, C, Institutional, IR and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, IR, R and R6	Non-diversified

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, Managed Futures Strategy, Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy and Dynamic Commodity Strategy Funds are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

On October 15, 2015 the Board of Trustees (“Trustees”) of the Commodity Strategy Fund approved a 4-for-1 reverse stock split effective at the close of business on November 6, 2015. The stock split had no impact on the overall value of a shareholder’s investment in the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for Consolidation for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds — Cayman Commodity-ART, Ltd. (formerly Goldman Sachs Cayman Commodity-ART Fund, Ltd.), Cayman Commodity-CSF, Ltd. (formerly Goldman Sachs Cayman Commodity Fund, Ltd.), Cayman Commodity-DAF, Ltd. (formerly Goldman Sachs Cayman Commodity-DAF Fund, Ltd.) and Cayman Commodity-DCS, Ltd. (formerly Goldman Sachs DCS Cayman Commodity Fund, Ltd.) (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, April 2, 2009, September 11, 2014 and March 10, 2014, respectively and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, June 17, 2009, November 17, 2014 and April 30, 2014, respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of December 31, 2015, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$1,183,672,880	$29,898,367	3%
Commodity Strategy	618,175,447	110,860,214	18
Dynamic Allocation	591,823,244	9,028,327	2
Dynamic Commodity Strategy	24,216,121	4,460,025	18

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Global Real Estate Securities Fund and the Dynamic Commodity Strategy Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization cost paid in connection with the organization of the Global Real Estate Securities Fund were expensed on the first day of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
Commodity Strategy, Dynamic Commodity Strategy and International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange traded funds (“ETFs”). Investments in Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Commodity Index-Linked Structured Notes — The value of a commodity index-linked structured note is based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity index. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the purchase date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time. Interim payments received (paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, a Fund records a realized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$121,506,315	$—	$—
Exchange Traded Funds	59,483,547	—	—
Investment Company	904,143,179	—	—
Total	$1,085,133,041	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$362,774	$—
Futures Contracts	3,479,296	—	—
Credit Default Swap Contracts	—	1,951,709	—
Total Return Swap Contracts	—	541,860	—
Total	$3,479,296	$2,856,343	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(185,519)	$—
Futures Contracts(b)	(830,049)	—	—
Total Return Swap Contracts(b)	—	(388,774)	—
Written Options Contracts	(2,340,014)	—	—
Total	$(3,170,063)	$(574,293)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$68,649,850	$—
Asset-Backed Securities	—	176,559	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	333,616,000	—	—
Investment Company	137,213,970	—	—
Total	$470,829,970	$68,826,409	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,157,422)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$272,092	$—	$—
Interest Rate Swap Contracts	—	12,137	—
Total	$272,092	$12,137	$—
Liabilities(b)
Futures Contracts	$(224,520)	$—	$—
Total Return Swap Contracts	—	(49,286,731)	—
Total	$(224,520)	$(49,286,731)	$—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$67,117,107	$—
Europe	228,502	66,461,749	—
North America	15,054,022	—	—
Investment Company	329,041,062	—	—
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	24,364,561	—	—
Commodity Index Linked Structured Notes	—	5,715,533	—
Total	$368,688,147	$139,294,389	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$82,290	$—
Futures Contracts	2,126,715	—	—
Credit Default Swap Contracts	—	34,227	—
Total Return Swap Contracts	—	73,823	—
Total	$2,126,715	$190,340	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(3,910,872)	$—
Futures Contracts	(1,565,550)	—	—
Credit Default Swap Contracts	—	(20,693)	—
Interest Rate Swap Contracts	—	(629,470)	—
Total Return Swap Contracts	—	(385,674)	—
Total	$(1,565,550)	$(4,946,709)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$13,968,535	$—	$—
Investment Company	8,464,763	—	—
Total	$22,433,298	$—	$—

Derivative Type
Assets(b)
Total Return Swap Contracts	$—	$390,637	$—
Liabilities(b)
Total Return Swap Contracts	$—	$(335,477)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index-Linked Structured Notes	$—	$10,466,140	$—
Investment Company	88,106,078	—	—
	$88,106,078	$10,466,140	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,288,241	$—
Futures Contracts	209,117	—	—
Interest Rate Swap Contracts	—	3,933,866	—
Total	$209,117	$5,222,107	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,109,119)	$—
Futures Contracts	(290,469)	—	—
Interest Rate Swap Contracts	—	(440,546)	—
Total	$(290,469)	$(1,549,665)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$644,717	$—
Australia and Oceania	—	169,754	—
Europe	—	495,400	—
North America	1,722,749	—	—
Investment Company	42,195	—	—
Total	$1,764,944	$1,309,871	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,648,110	$152,522,857	$—
Australia and Oceania	—	41,186,402	—
Europe	—	129,987,384	—
North America	16,959,366	—	—
Total	$18,607,476	$323,696,643	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$542,913,665	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and Variation margin on certain derivative contracts	$1,491,542	(a)	Variation margin on certain derivative contracts	$(432,477)	(a)
Credit	Variation margin on certain derivative contracts	1,951,709	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	362,774		Payable for unrealized loss on forward foreign currency exchange contracts	(185,519)
Equity	Receivable for unrealized gain on swap contracts and Variation margin on certain derivative contracts	2,094,596	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on certain derivative contracts	(2,920,494)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	435,018	(a)	Variation margin on certain derivative contracts	(205,866)	(a)
Total		$6,335,639			$(3,744,356)

COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	—	$—		Payable for unrealized loss on swap contracts	$(49,286,731)	(b)
Interest Rate	Receivable for unrealized gain on swap contracts, Variation margin on certain derivative contracts	284,229	(a)	Variation margin on certain derivative contracts	(224,520)	(a)
Total		$284,229			$(49,511,251)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$300,153	(a)	Payable for unrealized loss on swap contracts and Variation margin on certain derivative contracts	$(169,588)	(a)(b)
Credit	Variation margin on certain derivative contracts	34,227	(a)	Variation margin on certain derivative contracts	(20,693)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	82,290		Payable for unrealized loss on forward foreign currency exchange contracts	(3,910,872)
Equity	Variation margin on certain derivative contracts	1,396,805	(a)	Payable for unrealized loss on swap contracts and Variation margin on certain derivative contracts	(1,624,599)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	503,580	(a)	Variation margin on certain derivative contracts	(786,507)	(a)
Total		$2,317,055			$(6,512,259)

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$390,637		Payable for unrealized loss on swap contracts	$(335,477)	(b)

MANAGED FUTURES STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,288,241		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,109,119)
Equity	Variation margin on certain derivative contracts	209,117	(a)	Variation margin on certain derivative contracts	(290,469)	(a)
Interest Rate	Variation margin on certain derivative contracts	3,933,866	(a)	Variation margin on certain derivative contracts	(440,546)	(a)
Total		$5,431,224			$(1,840,134)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $388,774, $49,286,731, $385,674 and $335,477 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$2,345,403	$(656,627)	1,495
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,641,767	5,177	89
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	810,896	270,724	1
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	6,318,844	615,569	4,542
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,400,549	(2,489,856)	2,574
Total		$17,517,459	$(2,255,013)	8,701

COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(366,788,104)	$59,191,489	13
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(1,680,140)	713,441	1,067
Total		$(368,468,244)	$59,904,930	1,080

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(6,471,525)	$2,407,544	199
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,424,660)	(73,699)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	10,943,330	(4,960,864)	24
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(4,865,733)	(6,505,621)	2,284
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(1,606,807)	(1,367,365)	792
Total		$(3,425,395)	$(10,500,005)	3,302

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(9,194,380)	$2,142,318	36

MANAGED FUTURES STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$5,540,918	$(1,218,762)	188
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,909,790	(785,770)	1,443
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(49,842)	2,873,186	128
Total		$7,400,866	$868,654	1,759

REAL ESTATE SECURITIES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(42,418)	$(34,345)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2015:

COMMODITY STRATEGY
	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps
Deutsche Bank AG	$(11,543,384)	$(11,543,384)	$11,543,384	$—
Macquarie Bank Ltd.	(11,919,548)	(11,919,548)	11,919,548	—
Merrill Lynch International	(4,549,199)	(4,549,199)	4,549,199	—
Societe Gererale SA	(8,706,293)	(8,706,293)	8,706,293	—
UBS AG	(12,568,307)	(12,568,307)	12,568,307	—
Total	$(49,286,731)	$(49,286,731)	$49,286,731	$—
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC COMMODITY STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Merrill Lynch International	$379,177	$(292,699)	$86,478	$292,699	$379,177
UBS AG	11,460	(42,778)	(31,318)	42,778	11,460
Total	$390,637	$(335,477)	$55,160	$335,477	$390,637
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$1,288,241	$(1,109,119)	$179,122	$1,109,119	$1,288,241
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.11%	0.59	%(1)(2)(3)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.41	(1)(2)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.69	(1)(2)(3)
Dynamic Commodity Strategy	0.80	0.80	0.72	0.68	0.67	0.80	0.68	(1)(2)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.88	(1)
Global Real Estate Securities	1.05	0.95	0.90	0.88	0.86	1.05	0.93	(3)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	0.97	(3)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.81	(3)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Funds invest through at least July 31, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreement (as defined below) after the waivers.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least August 31, 2016 with respect to the Global Real Estate Securities Fund, and July 31, 2016 with respect to the International Real Estate Securities and Real Estate Securities Funds, and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (each a “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2015, GSAM waived $154,984, $708,574, $48,271 and $19,507 of each Fund’s management fee for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds invest in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended December 31, 2015, GSAM waived $1,653,967, $718,753, $440,606, $37,499 and $120,919 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2015, Goldman Sachs advised that it retained front end sales charges of $2,953, $33,061, $22,602, $103, $4,225, $526 and $7,058 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy and Dynamic Commodity Strategy Funds, which charge at an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds are 0.014%, 0.074%, 0.004%, 0.014%, 0.204%, 0.034%, 0.004% and 0.004%, respectively. Prior to April 30, 2015, the Other Expense limitation was 0.044% and 0.104% for the Commodity Strategy and Managed Futures Strategy Funds. These Other Expense limitations will remain in place through at least July 31, 2016 (August 31, 2016 with respect to the Global Real Estate Securities Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$7,923,672		$462,411	$92,958	$8,479,041
Commodity Strategy	792,622		248,701	40,580	1,081,903
Dynamic Allocation	1,081,019	*	594,875	—	2,086,077
Dynamic Commodity Strategy	37,499		495,440	687	533,626
Managed Futures Strategy	120,919		192,016	5,080	318,015
Global Real Estate Securities	1,250		174,429	—	175,679
International Real Estate Securities	302,790		472,670	3,855	779,315
Real Estate Securities	586,255	*	392,557	9,472	1,465,957

*	In addition to the management fee waivers above, GSAM has voluntarily agreed to waive $410,183 and $477,673 for the Dynamic Allocation and Real Estate Securities Funds, respectively.

G.  Line of Credit Facility — As of December 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $5,242 and $24,760 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Dynamic Allocation Funds, respectively.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2015:

Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 12/31/15	Dividend Interest Income
Absolute Return Tracker	$1,556,508,230	$1,005,780,292	$(1,658,145,343)	$904,143,179	$215,227
Commodity Strategy	444,385,962	1,756,502,715	(2,063,674,707)	137,213,970	75,768
Dynamic Allocation	345,603,019	377,851,125	(394,413,082)	329,041,062	66,996
Dynamic Commodity Strategy	26,469,114	26,505,687	(44,510,038)	8,464,763	4,694
Managed Futures Strategy	76,606,111	96,784,027	(85,284,060)	88,106,078	19,355
Global Real Estate Securities	—	3,045,177	(3,002,982)	42,195	8

As of December 31, 2015, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Commodity Strategy	—%	—%	—%	7%
Dynamic Allocation	9	20	17	—
Managed Futures Strategy	13	26	23	—
Global Real Estate Securities	—	—	—	—
International Real Estate Securities	—	—	—	40
Real Estate Securities	—	—	—	25

As of December 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	—%	—%	—%	—%	—%	100%
Dynamic Allocation	—	—	—	—	100	100
Dynamic Commodity Strategy	—	100	98	100	100	—
Global Real Estate Securities	100	100	100	100	100	100
International Real Estate Securities	—	—	—	9	—	100
Real Estate Securities	—	—	—	—	—	100

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$496,987,854	$—	$499,693,332
Commodity Strategy	1,451,789,871	33	1,448,940,388	2,645,260
Dynamic Allocation	75,656,988	634,223,475	65,353,124	783,283,115
Managed Futures Strategy	—	16,850,000	—	14,695,657
Global Real Estate Securities	—	3,313,741	—	434,462
International Real Estate Securities	—	168,561,884	—	202,844,858
Real Estate Securities	—	231,466,309	—	285,547,898

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2015, was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$18,548,910	$3,110,555	$10,498,445	$—	$4,542,562	$42,321	$10,299,012	$10,278,579
Net long-term capital gains	2,682,453	—	9,978,011	—	—	—	—	14,299,739
Total	$21,231,363	$3,110,555	$20,476,456	$—	$4,542,562	$42,321	$10,299,012	$24,578,318

The tax character of distributions paid during the fiscal year ended December 31, 2014, was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$49,714,558	$903,840	$42,906,765	$—	$240	$15,665,441	$10,017,558
Net Long-Term Capital Gains	31,171,007	—	6,463,121	—	871,211	—	—
Total taxable distributions	$80,885,565	$903,840	$49,369,886	$—	$871,451	$15,665,441	$10,017,558

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. TAX INFORMATION (continued)

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation		Dynamic Commodity Strategy	Managed Futures Strategy	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Undistributed ordinary income — net	$1,621,976	$96,082		$—	$—	$120,357	$5,044	$533,936	$—
Undistributed long-term capital gains	—	—		—	—	—	3,860	—	8,677,581
Total undistributed earnings	$1,621,976	$96,082	$—		$—	$120,357	$8,904	$533,936	$8,677,581
Capital loss carryforwards:(1)
Expiring 2016	$—	$(16,303,834)		$—	$—	$—	$—	$(315,734,034)	$—
Expiring 2017	—	(67,560,179)		—	—	—	—	(239,206,981)	—
Expiring 2018	—	—		—	—	—	—	(18,621,372)	—
Perpetual Short-term	(2,466,351)	(9,976,477)		(17,878,052)	—	—	—	—	—
Perpetual Long-term	—	(5,928,633)		(2,327,721)	—	(12,787)	—	—	—
Total capital loss carryforwards	$(2,466,351)	$(99,769,123)		$(20,205,773)	$—	$(12,787)	$—	$(573,562,387)	$—
Timing differences (Qualified Late Year Loss Deferral/certain REIT dividends/straddle loss deferral/Post October Loss Deferral)	(7,160,548)	(4,091,744)		(12,654,226)	—	(1,318,465)	2,969	(645,764)	1,121,620
Unrealized gains (losses) — net	(8,489,549)	(57,842,500)		(1,497,945)	(370,588)	5,626,912	121,038	(14,728,143)	145,288,719
Total accumulated gains (losses) — net	$(16,494,472)	$(161,607,285)		$(34,357,944)	$(370,588)	$4,416,017	$132,911	$(588,402,358)	$155,087,920

(1)	Expiration occurs on December 31 of the year indicated. The Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds utilized $5,211,701, $3,582,322 and $13,910,055, respectively, of capital losses in the current fiscal year.

As of December 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$1,097,222,428	$536,499,057	$508,808,557	$22,435,259	$96,550,078	$2,953,687	$357,024,668	$397,624,946
Gross unrealized gain	10,929,359	4,725,525	8,106,377	1	2,121,569	210,046	22,500,268	151,002,331
Gross unrealized loss	(23,018,746)	(1,568,203)	(8,932,398)	(1,962)	(99,429)	(88,918)	(37,220,817)	(5,713,612)
Net unrealized security gain (loss)	$(12,089,387)	$3,157,322	$(826,021)	$(1,961)	$2,022,140	$121,128	$(14,720,549)	$145,288,719
Net unrealized gain (loss) on other investments	3,599,838	(60,999,822)	(671,924)	(368,627)	3,604,772	(90)	(7,594)	—
Net unrealized gain (loss)	$(8,489,549)	$(57,842,500)	$(1,497,945)	$(370,588)	$5,626,912	$121,038	$(14,728,143)	$145,288,719

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

7. TAX INFORMATION (continued)

swap transactions, inflation protected securities, underlying fund investments, passive foreign investment companies and real estate investment trust investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, dividend redesignations and differences in the tax treatment of inflation protected securities, underlying fund investments, foreign currency transactions, swap transactions, passive foreign investment companies and real estate investment trust investments, net operating losses, realized capital gains tax, and paydowns.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Tracker	$—	$(10,765,400)	$10,765,400
Commodity Strategy	(372,538,609)	364,991,647	7,546,962
Dynamic Allocation	(9,325,349)	1,229,772	8,095,577
Dynamic Commodity Strategy	(9,021,789)	9,194,380	(172,591)
Managed Futures Strategy	—	(3,261,565)	3,261,565
Global Real Estate Securities	(218)	(859)	1,077
International Real Estate Securities	(17,015)	(8,409,696)	8,426,711
Real Estate Securities	(9,360)	(356,284)	365,644

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Commodity Strategy, and Dynamic Allocation Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Dynamic Commodity Strategy and Managed Futures Strategy Funds have not received a PLR, and are not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have obtained an opinion of counsel that the Funds’ income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,847,575	$16,563,412	2,657,937	$24,238,484
Reinvestment of distributions	60,594	526,947	243,699	2,198,655
Shares redeemed	(3,809,052)	(34,389,999)	(7,349,480)	(67,125,391)
	(1,900,883)	(17,299,640)	(4,447,844)	(40,688,252)
Class C Shares
Shares sold	447,480	3,743,293	739,905	6,433,199
Reinvestment of distributions	19,156	156,508	104,087	890,779
Shares redeemed	(1,588,503)	(13,595,931)	(910,626)	(7,911,630)
	(1,121,867)	(9,696,130)	(66,634)	(587,652)
Institutional Shares
Shares sold	75,029,251	690,031,697	79,374,935	741,294,580
Reinvestment of distributions	1,222,896	10,892,096	5,964,324	55,239,301
Shares redeemed	(154,271,524)	(1,430,199,546)	(52,446,579)	(489,723,270)
	(78,019,377)	(729,275,753)	32,892,680	306,810,611
Class IR Shares
Shares sold	147,709	1,342,665	366,147	3,373,064
Reinvestment of distributions	12,287	108,647	33,655	308,615
Shares redeemed	(271,629)	(2,492,261)	(1,854,130)	(17,299,166)
	(111,633)	(1,040,949)	(1,454,328)	(13,617,487)
Class R Shares
Shares sold	141,186	1,238,305	124,430	1,120,430
Reinvestment of distributions	3,312	28,217	9,037	80,160
Shares redeemed	(166,665)	(1,461,098)	(66,185)	(596,747)
	(22,167)	(194,576)	67,282	603,843
Class R6 Shares(a)
Shares sold	1,076	10,005	—	—
Reinvestment of distributions	20	175	—	—
Shares redeemed	(1)	(5)	—	—
	1,095	10,175	—	—
NET INCREASE (DECREASE)	(81,174,832)	$(757,496,873)	26,991,156	$252,521,063

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,777,633	$60,858,137	20,512,123	$110,199,625
Reinvestment of distributions	16,703	91,097	—	—
Shares redeemed	(32,059,716)	(55,857,410)	(69,826,612)	(390,191,468)
	(16,265,380)	5,091,824	(49,314,489)	(279,991,843)
Class C Shares
Shares sold	660,998	2,545,945	911,506	4,714,935
Shares redeemed	(2,379,704)	(3,685,351)	(831,342)	(4,084,164)
	(1,718,706)	(1,139,406)	80,164	630,771
Institutional Shares
Shares sold	138,190,452	560,027,434	149,321,235	768,062,608
Reinvestment of distributions	336,102	2,121,062	151,783	743,118
Shares redeemed	(281,722,880)	(505,178,505)	(138,038,295)	(640,059,804)
	(143,196,326)	56,969,991	11,434,723	128,745,922
Class IR Shares
Shares sold	2,054,712	9,039,056	2,255,318	12,175,005
Reinvestment of distributions	5,006	33,309	422	2,540
Shares redeemed	(3,394,503)	(7,237,812)	(1,695,841)	(7,701,901)
	(1,334,785)	1,834,553	559,899	4,475,644
Class R Shares
Shares sold	433,008	1,676,370	239,619	1,224,765
Reinvestment of distributions	57	512	—	—
Shares redeemed	(644,435)	(529,740)	(112,561)	(574,616)
	(211,370)	1,147,142	127,058	650,149
Class R6 Shares(a)
Shares sold	507,090	1,623,683	—	—
Reinvestment of distributions	417	4,381	—	—
Shares redeemed	(381,465)	(44,946)	—	—
	126,042	1,583,118	—	—
NET INCREASE (DECREASE)	(162,600,525)	$65,487,222	(37,112,645)	$(145,489,357)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	750,022	$7,855,574	1,030,298	$11,255,931
Reinvestment of distributions	142,722	1,354,380	436,398	4,631,065
Shares redeemed	(3,769,594)	(38,882,367)	(9,551,154)	(103,938,035)
	(2,876,850)	(29,672,413)	(8,084,458)	(88,051,039)
Class C Shares
Shares sold	153,384	1,513,060	269,167	2,846,735
Reinvestment of distributions	90,071	820,546	219,704	2,249,775
Shares redeemed	(1,235,995)	(12,149,296)	(2,701,634)	(28,528,326)
	(992,540)	(9,815,690)	(2,212,763)	(23,431,816)
Institutional Shares
Shares sold	7,376,472	76,080,653	10,400,911	115,411,622
Reinvestment of distributions	1,837,452	17,672,094	3,698,719	39,848,710
Shares redeemed	(16,507,674)	(172,589,919)	(21,877,895)	(242,277,195)
	(7,293,750)	(78,837,172)	(7,778,265)	(87,016,863)
Class IR Shares
Shares sold	63,902	681,900	753,694	8,241,807
Reinvestment of distributions	35,362	338,923	156,499	1,677,835
Shares redeemed	(1,596,497)	(16,636,857)	(2,620,880)	(28,911,024)
	(1,497,233)	(15,616,034)	(1,710,687)	(18,991,382)
Class R Shares
Shares sold	1,890	20,341	—	—
Reinvestment of distributions	34	321	66	697
Shares redeemed	(1,890)	(20,133)	—	—
	34	529	66	697
Class R6 Shares(a)
Shares sold	956	10,006	—	—
Reinvestment of distributions	35	334	—	—
Shares redeemed	—	(5)	—	—
	991	10,335	—	—
NET DECREASE	(12,659,348)	$(133,930,445)	(19,786,107)	$(217,490,403)

(a) Commenced operations on July 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2015		For the Period Ended December 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,211	$122,262	6,767	$63,175
Shares redeemed	(2,559)	(15,429)	—	—
	15,652	106,833	6,767	63,175
Class C Shares
Shares sold	—	—	1,000	10,000
	—	—	1,000	10,000
Institutional Shares
Shares sold	86,965	641,926	3,993,000	39,930,000
Shares redeemed	(3,886)	(30,122)	(100,000)	(1,000,000)
	83,079	611,804	3,893,000	38,930,000
Class IR Shares
Shares sold	—	—	2,500	25,000
	—	—	2,500	25,000
Class R Shares
Shares sold	—	—	2,500	25,000
	—	—	2,500	25,000
NET INCREASE	98,731	$718,637	3,905,767	$39,053,175

(a)	Commenced operations on April 30, 2014.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,665,760	$28,258,440	231,138	$2,296,206
Reinvestment of distributions	85,521	871,464	2,833	26,861
Shares redeemed	(680,290)	(7,190,542)	(88,805)	(849,968)
	2,070,991	21,939,362	145,166	1,473,099
Class C Shares
Shares sold	227,775	2,350,890	24,129	228,464
Reinvestment of distributions	10,227	101,551	973	9,019
Shares redeemed	(25,775)	(259,704)	(85,511)	(796,285)
	212,227	2,192,737	(60,409)	(558,802)
Institutional Shares
Shares sold	1,773,788	18,961,451	1,428,209	13,893,562
Reinvestment of distributions	320,554	3,314,526	86,648	830,088
Shares redeemed	(2,660,604)	(28,531,911)	(3,021,711)	(29,484,291)
	(566,262)	(6,255,934)	(1,506,854)	(14,760,641)
Class IR Shares
Shares sold	628,007	6,730,109	11,578	111,435
Reinvestment of distributions	23,839	244,828	418	3,992
Shares redeemed	(61,745)	(652,304)	(9,930)	(95,449)
	590,101	6,322,633	2,066	19,978
Class R Shares
Shares sold	10,014	105,572	928	8,907
Reinvestment of distributions	700	7,072	85	796
Shares redeemed	(58)	(614)	(1,065)	(10,220)
	10,656	112,030	(52)	(517)
NET INCREASE (DECREASE)	2,317,713	$24,310,828	(1,420,083)	$(13,826,883)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Real Estate Securities Fund(a)

	For the Period Ended December 31, 2015

	Shares	Dollars

Class A Shares
Shares sold	2,501	$25,005
Reinvestment of distributions	31	327
	2,532	25,332
Class C Shares
Shares sold	2,499	25,005
Reinvestment of distributions	27	278
Shares redeemed	—	(4)
	2,526	25,279
Institutional Shares
Shares sold	287,501	2,875,010
Reinvestment of distributions	3,892	40,703
Shares redeemed	—	(5)
	291,393	2,915,708
Class IR Shares
Shares sold	2,500	25,005
Reinvestment of distributions	33	345
Shares redeemed	—	(5)
	2,533	25,345
Class R Shares
Shares sold	2,501	25,005
Reinvestment of distributions	30	312
Shares redeemed	(1)	(5)
	2,530	25,312
Class R6 Shares
Shares sold	2,501	25,005
Reinvestment of distributions	34	356
Shares redeemed	(1)	(5)
	2,534	25,356
NET INCREASE	304,048	$3,042,332

(a)	Commenced operations on August 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	235,165	$1,545,606	193,534	$1,272,588
Reinvestment of distributions	32,208	201,988	56,191	369,658
Shares redeemed	(573,005)	(3,716,305)	(904,899)	(5,948,781)
	(305,632)	(1,968,711)	(655,174)	(4,306,535)
Class C Shares
Shares sold	14,440	92,546	10,577	68,994
Reinvestment of distributions	3,945	24,718	7,672	50,297
Shares redeemed	(59,706)	(382,082)	(95,498)	(620,170)
	(41,321)	(264,818)	(77,249)	(500,879)
Institutional Shares
Shares sold	9,612,020	59,364,280	14,110,201	88,210,178
Reinvestment of distributions	1,650,869	10,053,554	2,246,357	14,354,444
Shares redeemed	(16,094,291)	(101,134,181)	(15,989,928)	(101,732,416)
	(4,831,402)	(31,716,347)	366,630	832,206
Class IR Shares
Shares sold	4,678	28,711	430	2,789
Reinvestment of distributions	390	2,423	2,675	17,794
Shares redeemed	(21,002)	(138,147)	(118,228)	(798,154)
	(15,934)	(107,013)	(115,123)	(777,571)
Class R6 Shares(a)
Shares sold	1,581	10,005	—	—
Reinvestment of distributions	27	163	—	—
Shares redeemed	(1)	(5)	—	—
	1,607	10,163	—	—
NET DECREASE	(5,192,682)	$(34,046,726)	(480,916)	$(4,752,779)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,006,054	$20,162,437	2,318,159	$41,741,751
Shares converted from Class B	—	—	7,514	139,146
Reinvestment of distributions	110,637	2,112,841	48,278	842,437
Shares redeemed	(1,846,694)	(37,000,156)	(2,007,408)	(35,830,234)
	(730,003)	(14,724,878)	366,543	6,893,100
Class B Shares(a)
Shares sold	—	—	465	6,860
Shares converted to Class A	—	—	(7,571)	(139,146)
Reinvestment of distributions	—	—	394	6,788
Shares redeemed	—	—	(44,223)	(814,617)
	—	—	(50,935)	(940,115)
Class C Shares
Shares sold	139,919	2,753,523	193,402	3,416,931
Reinvestment of distributions	27,256	504,925	7,181	121,939
Shares redeemed	(230,035)	(4,407,019)	(161,954)	(2,796,947)
	(62,860)	(1,148,571)	38,629	741,923
Institutional Shares
Shares sold	4,760,677	94,751,120	4,917,660	86,874,616
Reinvestment of distributions	1,067,838	20,746,124	479,131	8,490,777
Shares redeemed	(7,540,815)	(151,932,009)	(7,061,894)	(129,153,256)
	(1,712,300)	(36,434,765)	(1,665,103)	(33,787,863)
Service Shares
Shares sold	40,767	807,285	55,135	997,961
Reinvestment of distributions	2,316	44,342	831	14,573
Shares redeemed	(80,757)	(1,603,897)	(92,849)	(1,629,588)
	(37,674)	(752,270)	(36,883)	(617,054)
Class IR Shares
Shares sold	111,670	2,221,821	332,746	6,010,950
Reinvestment of distributions	15,718	300,673	3,455	61,153
Shares redeemed	(104,014)	(2,118,190)	(41,331)	(767,172)
	23,374	404,304	294,870	5,304,931
Class R Shares
Shares sold	132,636	2,603,096	80,368	1,461,201
Reinvestment of distributions	4,378	82,799	798	13,903
Shares redeemed	(70,413)	(1,371,525)	(37,831)	(684,886)
	66,601	1,314,370	43,335	790,218
Class R6 Shares(b)
Shares sold	502	10,005	—	—
Reinvestment of distributions	17	326	—	—
Shares redeemed	—	(5)	—	—
	519	10,326	—	—
NET DECREASE	(2,452,343)	$(51,331,484)	(1,009,544)	$(21,614,860)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (collectively the “Funds”), funds of Goldman Sachs Trust, at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and financial highlights for Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, and Goldman Sachs Dynamic Commodity Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2016

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds. The Global Real Estate Securities Example is based on the period from August 31, 2015 to December 31, 2015, which represents a period of 123 out of 365 days. The Class R6 Example is based on the period from July 31, 2015 through December 31, 2015, which represents a period of 153 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				Dynamic Commodity Strategy Fund
Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Class A
Actual	$1,000	$967.90		$5.16	$1,000	$684.10		$3.65	$1,000	$936.30		$5.71	$1,000	$788.70		$4.78
Hypothetical 5% return	1,000	1,019.96	+	5.30	1,000	1,020.87	+	4.38	1,000	1,019.31	+	5.96	1,000	1,019.86	+	5.40
Class C
Actual	1,000	964.60		8.86	1,000	683.20		6.83	1,000	931.90		9.35	1,000	785.40		8.06
Hypothetical 5% return	1,000	1,016.18	+	9.10	1,000	1,017.09	+	8.19	1,000	1,015.53	+	9.75	1,000	1,016.18	+	9.10
Institutional
Actual	1,000	968.80		3.18	1,000	683.90		2.21	1,000	937.80		3.71	1,000	789.50		3.20
Hypothetical 5% return	1,000	1,021.98	+	3.26	1,000	1,022.58	+	2.65	1,000	1,021.37	+	3.87	1,000	1,021.63	+	3.62
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000	968.20		3.92	1,000	686.40		2.59	1,000	937.20		4.49	1,000	789.30		3.61
Hypothetical 5% return	1,000	1,021.22	+	4.02	1,000	1,022.13	+	3.11	1,000	1,020.57	+	4.69	1,000	1,021.17	+	4.08
Class R
Actual	1,000	966.40		6.39	1,000	681.80		4.71	1,000	934.60		6.88	1,000	786.80		5.85
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,019.61	+	5.65	1,000	1,018.10	+	7.17	1,000	1,018.65	+	6.61
Class R6(a)
Actual	1,000	970.20		2.57	1,000	787.70		1.89	1,000	945.20		2.53	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,022.03	+	3.21	1,000	1,022.63	+	2.60	1,000	1,022.03	+	3.21	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Absolute Return Tracker	1.04%	1.79%	0.64%	N/A	0.79%	1.29%	0.63%
Commodity Strategy	0.86	1.61	0.52	N/A	0.61	1.11	0.51
Dynamic Allocation	1.17	1.92	0.76	N/A	0.92	1.41	0.77
Dynamic Commodity	1.06	1.79	0.71	N/A	0.80	1.30	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited) (continued)

	Managed Futures Strategy Fund				Global Real Estate Securities Fund(b)				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 08/31/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Class A
Actual	$1,000	$1,026.80		$8.02	$1,000	$1,057.10		$4.81	$1,000	$956.40		$6.85	$1,000	$1,095.90		$6.92
Hypothetical 5% return	1,000	1,017.29	+	7.98	1,000	1,018.15	+	7.12	1,000	1,018.20	+	7.07	1,000	1,018.60	+	6.67
Class C
Actual	1,000	1,023.30		11.83	1,000	1,054.10		7.38	1,000	952.50		10.53	1,000	1,091.90		10.86
Hypothetical 5% return	1,000	1,013.51	+	11.77	1,000	1,014.37	+	10.92	1,000	1,014.42	+	10.87	1,000	1,014.82	+	10.46
Institutional
Actual	1,000	1,029.70		5.99	1,000	1,058.10		3.44	1,000	958.80		4.89	1,000	1,098.00		4.81
Hypothetical 5% return	1,000	1,019.31	+	5.96	1,000	1,020.16	+	5.09	1,000	1,020.21	+	5.04	1,000	1,020.62	+	4.63
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,095.60		7.45
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.10	+	7.17
Class IR
Actual	1,000	1,028.90		6.75	1,000	1,057.80		3.99	1,000	956.00		5.62	1,000	1,097.40		5.60
Hypothetical 5% return	1,000	1,018.55	+	6.72	1,000	1,019.36	+	5.90	1,000	1,019.46	+	5.80	1,000	1,019.86	+	5.40
Class R
Actual	1,000	1,025.20		9.29	1,000	1,056.50		5.67	N/A	N/A		N/A	1,000	1,094.70		8.24
Hypothetical 5% return	1,000	1,016.03	+	9.25	1,000	1,016.89	+	8.39	N/A	N/A		N/A	1,000	1,017.34	+	7.93
Class R6(a)
Actual	N/A	N/A		N/A	1,000	1,058.20		3.37	1,000	949.70		3.99	1,000	1,095.60		3.94
Hypothetical 5% return	N/A	N/A	+	N/A	1,000	1,020.27	+	4.99	1,000	1,021.21	+	5.04	1,000	1,020.62	+	4.63

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Managed Futures Strategy	1.57%	2.32%	1.17%	N/A	1.32%	1.82%	N/A
Global Real Estate Securities	1.40	2.15	1.00	N/A	1.15	1.65	0.97%
International Real Estate Securities	1.39	2.14	0.99	N/A	1.14	N/A	0.99
Real Estate Securities	1.31	2.06	0.91	1.41%	1.06	1.56	0.91

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations on July 31, 2015.

(b)	Commenced operations on August 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Real Estate Securities Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on August 31, 2015. At a meeting held on August 12-13, 2015 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees considered the experience and capabilities of the portfolio management team and noted that certain portfolio management personnel who would be managing the Fund were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that employ similar real estate-focused investment strategies. The Trustees also considered composite performance information for funds and accounts managed by the Investment Adviser that invest in similar securities. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	1.05%
Next $1 billion	0.95
Next $3 billion	0.90
Next $3 billion	0.88
Over $8 billion	0.86

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2015, the Trust consisted of 100 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2015, 5.94%, 10.29% and 2.77% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation and Real Estate Securities Funds, respectively, qualified for the dividends received deduction available to corporations.

For the 2015 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1587 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 78.37%. The total amount of foreign taxes paid by the Fund was $0.0208 per share.

For the fiscal year ended December 31, 2015, 6.80%, 42.54%, 45.84%, 2.37%, and 7.27% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, Real Estate Securities, and Global Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker, Dynamic Allocation, Real Estate Securities Funds, respectively, designate $2,682,453, $9,978,011, and $14,299,739, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

During the fiscal year ended December 31, 2015, the Absolute Return Tracker, Dynamic Allocation, and Global Real Estate Securities Funds, respectively, designate $10,456,077, $6,748,044, and $4,320 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.08 trillion in assets under supervision as of December 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[3]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[5]
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President, and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 31245-TEMPL-02/2016 SELSATAR16 / 53K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,800,334	$3,563,029	Financial Statement audits.

Audit-Related Fees:

• PwC	$158,000	$0	Other attest services.

Tax Fees:

• PwC	$1,058,976	$672,155	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2015 and December 31, 2014 were $1,216,976 and $672,155 respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Chief Executive Officer
Goldman Sachs Trust

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Chief Executive Officer
Goldman Sachs Trust

Date:	March 10, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 10, 2016